UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
December 31, 2022
MFS®  Global Equity Series
MFS® Variable Insurance Trust
VGE-ANN

MFS® Global Equity Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Equity Series
Portfolio Composition
Portfolio structure (i)
Top ten holdings
Thermo Fisher Scientific, Inc.	3.1%
Visa, Inc., “A”	3.1%
Schneider Electric SE	2.9%
Roche Holding AG	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
Honeywell International, Inc.	2.4%
Medtronic PLC	2.3%
Nestle S.A.	2.3%
Accenture PLC, “A”	2.3%
Comcast Corp., “A”	2.3%
GICS equity sectors (g)(i)
Health Care	19.9%
Industrials	18.5%
Information Technology	14.2%
Consumer Staples	13.0%
Financials	12.0%
Consumer Discretionary	8.0%
Materials	7.0%
Communication Services	6.8%
Equity Warrants	0.1%
Issuer country weightings (i)(x)
United States	55.3%
France	11.4%
Switzerland	9.2%
United Kingdom	6.8%
Germany	4.0%
Canada	3.8%
Netherlands	2.3%
Japan	1.8%
Sweden	1.5%
Other Countries	3.9%
Currency exposure weightings (i)(y)
United States Dollar	57.9%
Euro	21.1%
Swiss Franc	9.2%
British Pound Sterling	6.8%
Japanese Yen	1.8%
Swedish Krona	1.5%
South Korean Won	0.9%
Danish Krone	0.5%
Mexican Peso	0.3%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
2

MFS Global Equity Series
Portfolio Composition - continued
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

MFS Global Equity Series
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Global Equity Series (fund) provided a total return of -17.73%, while Service Class shares of the fund provided a total return of -17.94%. These compare with a return of -18.14% over the same period for the fund’s benchmark, the MSCI World Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
The combination of favorable security selection and underweight positions in both the information technology and consumer discretionary sectors contributed to the fund’s performance relative to the MSCI World Index. Within the information technology sector, not owning shares of personal electronics maker Apple, software giant Microsoft and computer graphics processor maker NVIDIA aided relative results. The stock price of Microsoft declined after the company’s revenue guidance came in below market expectations. The broader selloff among large-cap technology shares also weighed on the stock. Within the consumer discretionary sector, not owning shares of internet retailer Amazon.com and electric vehicle manufacturer Tesla strengthened relative performance. The stock price of Amazon declined during the period as the company reported softer-than-expected revenue and operating profits, driven by weaker-than-expected performance in Amazon Web Services (AWS) and a softening in consumer demand.
Elsewhere, not owning shares of social networking service provider Meta Platforms contributed to relative performance. The fund’s overweight positions in railway operator Canadian Pacific Railway, diversified technology and manufacturing company Honeywell International and medical devices maker Boston Scientific also aided relative returns. An underweight position in technology company Alphabet further benefited the fund’s relative performance.
Detractors from Performance
Not holding any stocks within the strong-performing energy sector detracted from relative performance. Within this sector, not owning shares of integrated energy companies ExxonMobil and Chevron hurt relative returns. The share price of ExxonMobil advanced during the period owing to a strong energy price environment reflecting global energy shortages and better margin expansion in its refining segment. Additionally, increased returns to shareholders through stock repurchases and dividends, paired with greater debt reduction, further supported the stock.
Stock selection in the health care sector also weakened relative results. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative detractors during the period.
4

MFS Global Equity Series
Management Review - continued
Stocks in other sectors that dampened relative performance included the fund’s overweight positions in cable and broadband companies, Liberty Broadband and Comcast, consulting and information technology services provider Accenture, diversified entertainment company Walt Disney, electrical distribution equipment manufacturer Schneider Electric (France), global banking and payments technology provider Fidelity National Information Services, machinery and industrial products manufacturer Kubota (Japan) and digital payment technology developer PayPal Holdings. The stock price of Liberty Broadband declined as the company reported larger-than-expected corporate losses.
Respectfully,
Portfolio Manager(s)
Ryan McAllister and Roger Morley
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

MFS Global Equity Series
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/03/99	(17.73)%	5.18%	8.42%
Service Class	5/01/00	(17.94)%	4.92%	8.15%
Comparative benchmark(s)
MSCI World Index (net div) (f)	(18.14)%	6.14%	8.85%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
6

MFS Global Equity Series
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

MFS Global Equity Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.92%	$1,000.00	$1,044.40	$4.74
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
Service Class	Actual	1.17%	$1,000.00	$1,042.99	$6.02
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
8

MFS Global Equity Series
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace & Defense – 3.3%
Honeywell International, Inc.	5,454	$ 1,168,792
MTU Aero Engines Holding AG	1,100	238,089
Rolls-Royce Holdings PLC (a)	208,122	234,500
		$1,641,381
Airlines – 0.8%
Aena S.A. (a)	2,940	$ 370,265
Alcoholic Beverages – 5.6%
Carlsberg A.S., “B”	1,976	$ 262,602
Diageo PLC	23,433	1,034,021
Heineken N.V.	7,818	735,448
Pernod Ricard S.A.	3,761	739,770
		$2,771,841
Apparel Manufacturers – 5.0%
Burberry Group PLC	15,194	$ 372,886
Compagnie Financiere Richemont S.A.	6,590	852,783
LVMH Moet Hennessy Louis Vuitton SE	1,708	1,240,768
		$2,466,437
Automotive – 0.4%
Aptiv PLC (a)	1,966	$ 183,094
Broadcasting – 2.1%
Omnicom Group, Inc.	1,786	$ 145,684
Walt Disney Co. (a)	6,615	574,711
WPP Group PLC	31,627	313,607
		$1,034,002
Brokerage & Asset Managers – 3.1%
Charles Schwab Corp.	11,479	$ 955,741
Deutsche Boerse AG	1,549	267,622
London Stock Exchange Group PLC	3,346	288,662
		$1,512,025
Business Services – 8.6%
Accenture PLC, “A”	4,298	$ 1,146,878
Adecco S.A.	3,462	113,846
Brenntag AG	3,225	206,165
Cognizant Technology Solutions Corp., “A”	7,923	453,116
Compass Group PLC	12,080	280,034
Equifax, Inc.	3,005	584,052
Fidelity National Information Services, Inc.	8,217	557,524
Fiserv, Inc. (a)	7,038	711,331
PayPal Holdings, Inc. (a)	2,574	183,320
		$4,236,266
Cable TV – 2.3%
Comcast Corp., “A”	32,545	$ 1,138,099
9

MFS Global Equity Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 2.1%
3M Co.	4,179	$ 501,145
PPG Industries, Inc.	4,370	549,484
		$1,050,629
Computer Software – 2.8%
Check Point Software Technologies Ltd. (a)	3,882	$ 489,753
Oracle Corp.	10,922	892,764
		$1,382,517
Computer Software - Systems – 0.9%
Samsung Electronics Co. Ltd.	10,318	$ 455,004
Construction – 0.6%
Otis Worldwide Corp.	3,677	$ 287,946
Consumer Products – 4.9%
Colgate-Palmolive Co.	3,851	$ 303,420
Essity AB	28,885	758,172
International Flavors & Fragrances, Inc.	6,692	701,589
Reckitt Benckiser Group PLC	9,562	665,162
		$2,428,343
Electrical Equipment – 4.8%
Amphenol Corp., “A”	4,623	$ 351,995
Legrand S.A.	7,208	580,370
Schneider Electric SE	10,229	1,438,601
		$2,370,966
Electronics – 1.1%
Hoya Corp.	2,700	$ 261,380
Microchip Technology, Inc.	3,781	265,615
		$526,995
Food & Beverages – 3.8%
Danone S.A.	14,185	$ 747,524
Nestle S.A.	9,961	1,150,351
		$1,897,875
Gaming & Lodging – 1.0%
Marriott International, Inc., “A”	1,936	$ 288,251
Whitbread PLC	6,014	186,855
		$475,106
Insurance – 3.3%
Aon PLC	2,418	$ 725,738
Willis Towers Watson PLC	3,655	893,940
		$1,619,678
Internet – 2.0%
Alphabet, Inc., “A” (a)	7,219	$ 636,933
eBay, Inc.	8,339	345,818
		$982,751
10

MFS Global Equity Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 1.2%
Carrier Global Corp.	3,040	$ 125,400
Kubota Corp.	32,300	444,943
		$570,343
Major Banks – 3.7%
Erste Group Bank AG	6,104	$ 195,367
Goldman Sachs Group, Inc.	2,818	967,645
UBS Group AG	35,585	663,290
		$1,826,302
Medical Equipment – 14.2%
Abbott Laboratories	6,953	$ 763,370
Boston Scientific Corp. (a)	18,787	869,275
Cooper Cos., Inc.	1,376	455,002
EssilorLuxottica	1,222	222,521
Medtronic PLC	14,855	1,154,531
Olympus Corp.	9,000	159,081
Sonova Holding AG	938	223,185
Stryker Corp.	3,792	927,106
Thermo Fisher Scientific, Inc.	2,753	1,516,050
Waters Corp. (a)	1,349	462,140
Zimmer Biomet Holdings, Inc.	2,024	258,060
		$7,010,321
Other Banks & Diversified Financials – 5.0%
American Express Co.	4,124	$ 609,321
Grupo Financiero Banorte S.A. de C.V.	18,772	134,780
Julius Baer Group Ltd.	3,799	220,820
Visa, Inc., “A”	7,268	1,510,000
		$2,474,921
Pharmaceuticals – 5.2%
Bayer AG	10,087	$ 521,795
Merck KGaA	3,851	745,724
Roche Holding AG	4,068	1,278,056
		$2,545,575
Railroad & Shipping – 4.7%
Canadian National Railway Co.	7,314	$ 869,488
Canadian Pacific Railway Ltd.	13,603	1,014,648
Union Pacific Corp.	2,167	448,721
		$2,332,857
Specialty Chemicals – 4.4%
Akzo Nobel N.V.	5,887	$ 394,237
L'Air Liquide S.A.	3,122	444,071
Linde PLC	685	223,433
Linde PLC	3,444	1,126,081
		$2,187,822
Specialty Stores – 0.4%
Hermes International	128	$ 197,522
Telecommunications - Wireless – 1.1%
Liberty Broadband Corp. (a)	7,281	$ 555,322
11

MFS Global Equity Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Trucking – 1.0%
United Parcel Service, Inc., “B”	2,906	$ 505,179
Total Common Stocks (Identified Cost, $26,610,479)		$49,037,384
	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	14,904	$ 12,412

Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $182,587)	182,586	$ 182,641
Other Assets, Less Liabilities – 0.2%		80,259
Net Assets – 100.0%		$49,312,696
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $182,641 and $49,049,796, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
12

MFS Global Equity Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $26,610,479)	$49,049,796
Investments in affiliated issuers, at value (identified cost, $182,587)	182,641
Cash	3,487
Receivables for
Fund shares sold	17,142
Interest and dividends	160,682
Receivable from investment adviser	6,974
Other assets	427
Total assets	$49,421,149
Liabilities
Payables for
Fund shares reacquired	$41,923
Payable to affiliates
Administrative services fee	144
Shareholder servicing costs	98
Distribution and/or service fees	195
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	66,082
Total liabilities	$108,453
Net assets	$49,312,696
Net assets consist of
Paid-in capital	$24,847,252
Total distributable earnings (loss)	24,465,444
Net assets	$49,312,696
Shares of beneficial interest outstanding	2,493,330
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$39,839,756	2,010,448	$19.82
Service Class	9,472,940	482,882	19.62
See Notes to Financial Statements
13

MFS Global Equity Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$966,460
Dividends from affiliated issuers	5,802
Income on securities loaned	1,314
Other	19
Foreign taxes withheld	(63,914)
Total investment income	$909,681
Expenses
Management fee	$493,942
Distribution and/or service fees	29,562
Shareholder servicing costs	8,561
Administrative services fee	18,297
Independent Trustees' compensation	3,074
Custodian fee	13,651
Shareholder communications	10,888
Audit and tax fees	63,905
Legal fees	257
Miscellaneous	27,065
Total expenses	$669,202
Reduction of expenses by investment adviser	(134,518)
Net expenses	$534,684
Net investment income (loss)	$374,997
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,137,664
Affiliated issuers	63
Foreign currency	(4,268)
Net realized gain (loss)	$2,133,459
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(14,522,200)
Affiliated issuers	54
Translation of assets and liabilities in foreign currencies	(3,198)
Net unrealized gain (loss)	$(14,525,344)
Net realized and unrealized gain (loss)	$(12,391,885)
Change in net assets from operations	$(12,016,888)
See Notes to Financial Statements
14

MFS Global Equity Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$374,997	$249,387
Net realized gain (loss)	2,133,459	5,424,572
Net unrealized gain (loss)	(14,525,344)	4,291,189
Change in net assets from operations	$(12,016,888)	$9,965,148
Total distributions to shareholders	$(5,629,118)	$(4,406,036)
Change in net assets from fund share transactions	$249,205	$802,515
Total change in net assets	$(17,396,801)	$6,361,627
Net assets
At beginning of period	66,709,497	60,347,870
At end of period	$49,312,696	$66,709,497
See Notes to Financial Statements
15

MFS Global Equity Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$26.90	$24.57	$22.79	$18.82	$22.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.12	$0.16	$0.25	$0.23
Net realized and unrealized gain (loss)	(4.91)	4.07	2.73	5.35	(2.23)
Total from investment operations	$(4.75)	$4.19	$2.89	$5.60	$(2.00)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.17)	$(0.26)	$(0.25)	$(0.21)
From net realized gain	(2.21)	(1.69)	(0.85)	(1.38)	(0.97)
Total distributions declared to shareholders	$(2.33)	$(1.86)	$(1.11)	$(1.63)	$(1.18)
Net asset value, end of period (x)	$19.82	$26.90	$24.57	$22.79	$18.82
Total return (%) (k)(r)(s)(x)	(17.73)	17.21	13.29	30.57	(9.74)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.17	1.13	1.16	1.16	1.13
Expenses after expense reductions	0.92	0.92	0.92	0.95	0.97
Net investment income (loss)	0.74	0.45	0.75	1.16	1.07
Portfolio turnover	7	12	12	11	15
Net assets at end of period (000 omitted)	$39,840	$51,966	$46,879	$49,771	$45,219
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$26.64	$24.37	$22.62	$18.70	$21.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.05	$0.10	$0.18	$0.18
Net realized and unrealized gain (loss)	(4.87)	4.03	2.71	5.32	(2.21)
Total from investment operations	$(4.76)	$4.08	$2.81	$5.50	$(2.03)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.12)	$(0.21)	$(0.20)	$(0.16)
From net realized gain	(2.21)	(1.69)	(0.85)	(1.38)	(0.97)
Total distributions declared to shareholders	$(2.26)	$(1.81)	$(1.06)	$(1.58)	$(1.13)
Net asset value, end of period (x)	$19.62	$26.64	$24.37	$22.62	$18.70
Total return (%) (k)(r)(s)(x)	(17.94)	16.88	13.04	30.20	(9.92)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.42	1.38	1.41	1.41	1.38
Expenses after expense reductions	1.17	1.17	1.17	1.20	1.22
Net investment income (loss)	0.49	0.19	0.48	0.85	0.86
Portfolio turnover	7	12	12	11	15
Net assets at end of period (000 omitted)	$9,473	$14,744	$13,469	$11,319	$7,139

See Notes to Financial Statements
16

MFS Global Equity Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Global Equity Series
Notes to Financial Statements
(1)  Business and Organization
MFS Global Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign
18

MFS Global Equity Series
Notes to Financial Statements  - continued
markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$27,023,616	$—	$—	$27,023,616
France	1,487,294	4,123,853	—	5,611,147
Switzerland	1,290,468	3,224,275	—	4,514,743
United Kingdom	3,375,727	—	—	3,375,727
Germany	1,979,395	—	—	1,979,395
Canada	1,884,136	—	—	1,884,136
Netherlands	1,129,685	—	—	1,129,685
Japan	261,380	604,024	—	865,404
Sweden	—	758,172	—	758,172
Other Countries	1,082,502	825,269	—	1,907,771
Mutual Funds	182,641	—	—	182,641
Total	$39,696,844	$9,535,593	$—	$49,232,437
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by
19

MFS Global Equity Series
Notes to Financial Statements  - continued
U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$383,057	$464,015
Long-term capital gains	5,246,061	3,942,021
Total distributions	$5,629,118	$4,406,036
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$27,334,572
Gross appreciation	23,843,469
Gross depreciation	(1,945,604)
Net unrealized appreciation (depreciation)	$21,897,865
Undistributed ordinary income	368,585
Undistributed long-term capital gain	2,202,445
Other temporary differences	(3,451)
Total distributable earnings (loss)	$24,465,444
20

MFS Global Equity Series
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$4,432,765	$3,418,938
Service Class	1,196,353	987,098
Total	$5,629,118	$4,406,036
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $7,638, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $126,880, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $8,248, which equated to 0.0150% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $313.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0333% of the fund's average daily net assets.
21

MFS Global Equity Series
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $54,891. The sales transactions resulted in net realized gains (losses) of $9,889.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $3,615,891 and $8,465,376, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	212,890	$4,784,619	292,702	$7,779,587
Service Class	80,213	1,744,781	105,795	2,743,776
	293,103	$6,529,400	398,497	$10,523,363
Shares issued to shareholders in reinvestment of distributions
Initial Class	221,860	$4,432,765	129,653	$3,418,938
Service Class	60,452	1,196,353	37,762	987,098
	282,312	$5,629,118	167,415	$4,406,036
Shares reacquired
Initial Class	(356,010)	$(7,569,275)	(398,296)	$(10,442,200)
Service Class	(211,201)	(4,340,038)	(142,899)	(3,684,684)
	(567,211)	$(11,909,313)	(541,195)	$(14,126,884)
Net change
Initial Class	78,740	$1,648,109	24,059	$756,325
Service Class	(70,536)	(1,398,904)	658	46,190
	8,204	$249,205	24,717	$802,515
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured
22

MFS Global Equity Series
Notes to Financial Statements  - continued
uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $254 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$483,861	$7,400,367	$7,701,704	$63	$54	$182,641
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$5,802	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
23

MFS Global Equity Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Global Equity Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Global Equity Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
26

MFS Global Equity Series
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Ryan McAllister Roger Morley
27

MFS Global Equity Series
Board Review of Investment Advisory Agreement
MFS Global Equity Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
28

MFS Global Equity Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
29

MFS Global Equity Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $5,771,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 70.37% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
Income derived from foreign sources was $638,800. The fund intends to pass through foreign tax credits of $60,436 for the fiscal year.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2022
MFS®  Investors Trust Series
MFS® Variable Insurance Trust
VGI-ANN

MFS® Investors Trust Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Investors Trust Series
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	6.2%
Alphabet, Inc., “A”	3.9%
ConocoPhillips	3.0%
JPMorgan Chase & Co.	2.6%
Apple, Inc.	2.4%
Honeywell International, Inc.	2.2%
Visa, Inc., “A”	2.2%
Merck & Co., Inc.	2.1%
Bank of America Corp.	2.1%
Thermo Fisher Scientific, Inc.	2.0%
GICS equity sectors (g)
Information Technology	24.0%
Health Care	18.5%
Financials	11.2%
Industrials	10.1%
Communication Services	8.9%
Consumer Discretionary	8.0%
Consumer Staples	6.5%
Materials	4.1%
Real Estate	3.4%
Energy	3.0%
Utilities	1.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Investors Trust Series
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Investors Trust Series (fund) provided a total return of -16.49%, while Service Class shares of the fund provided a total return of -16.69%. These compare with a return of -18.11% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
During the reporting period, a combination of favorable stock selection and underweight positions in both the information technology and consumer discretionary sectors contributed to the fund’s performance relative to the S&P 500 Index. Within the information technology sector, not owning shares of poor-performing computer graphics processor maker NVIDIA and the fund’s holdings of billing software company Amdocs(b) aided relative returns. The stock price of NVIDIA declined as the company reported lower revenue derived from its gaming segment as demand in crypto mining subsided and inventory levels swelled. Within the consumer discretionary sector, not owning shares of electric vehicle manufacturer Tesla and an underweight position in internet retailer Amazon.com also strengthened relative results as both stocks underperformed the benchmark. The stock price of Tesla declined due to uncertainty surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter.
Stock selection in the communication services sector also benefited relative performance, driven by the fund’s avoidance of weak-performing social networking service provider Meta Platforms. Although the company reported in-line revenue results, its forward-looking guidance for higher-than-expected expenses and capital expenditures weighed on the stock price of Meta Platforms.
Elsewhere, the fund's overweight holdings of oil and gas company ConocoPhillips, biotechnology company Vertex Pharmaceuticals, pharmaceutical company Merck, global health services provider Cigna and engineering solutions provider Howmet Aerospace strengthened relative returns. The share price of ConocoPhillips rose as the company reported above-consensus earnings, helped by better production volumes, and increased its targeted capital return to investors.
Detractors from Performance
The fund’s underweight allocation to the energy sector detracted from relative performance as this sector generated strong returns for the reporting period. Within this sector, not owning shares of integrated oil and gas company ExxonMobil and integrated energy company Chevron held back the fund’s relative returns. The share price of ExxonMobil advanced during the period owing to a strong energy price environment reflecting global energy shortages and better margin expansion in its refining segment. Additionally, increased returns to shareholders through stock repurchases and dividends, paired with greater debt reduction, further supported the stock.
3

MFS Investors Trust Series
Management Review - continued
Stock selection within both the consumer staples and materials sectors detracted from relative performance. Within both sectors, there were no individual securities, either in the fund or in the benchmark, that were among the fund's top relative detractors for the reporting period.
In other sectors, the fund's overweight positions in technology company Alphabet and global banking and payments technology provider Fidelity National Information Services hindered relative results. The stock price of Alphabet declined as the company reported financial results below expectations, driven by lower-than-expected revenue growth and weak performance in its search, YouTube and ad network segments. The fund’s holdings of clinical research provider ICON(b) (Ireland), electricity and natural gas provider Maravai Lifesciences Holdings(b) and cable service provider Cable One(b) also held back relative performance. Additionally, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group, insurance and investment firm Berkshire Hathaway and pharmaceutical company AbbVie weakened the fund’s relative returns as all three stocks outperformed the benchmark.
Respectfully,
Portfolio Manager(s)
Jude Jason, Alison O’Neill Mackey, and Ted Maloney
Note to Shareholders: Effective May 1, 2023, Ted Maloney will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Investors Trust Series
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/09/95	(16.49)%	8.44%	11.43%
Service Class	5/01/00	(16.69)%	8.18%	11.15%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	(18.11)%	9.42%	12.56%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
5

MFS Investors Trust Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Investors Trust Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.78%	$1,000.00	$1,022.90	$3.98
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$1,021.82	$5.25
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Investors Trust Series
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Aerospace & Defense – 3.8%
Honeywell International, Inc.	79,029	$ 16,935,915
Howmet Aerospace, Inc.	311,028	12,257,613
		$29,193,528
Alcoholic Beverages – 2.3%
Diageo PLC	203,319	$ 8,971,792
Pernod Ricard S.A.	44,593	8,771,225
		$17,743,017
Apparel Manufacturers – 1.3%
LVMH Moet Hennessy Louis Vuitton SE	13,210	$ 9,596,337
Biotechnology – 0.4%
Illumina, Inc. (a)	14,842	$ 3,001,052
Brokerage & Asset Managers – 2.7%
Charles Schwab Corp.	90,433	$ 7,529,452
NASDAQ, Inc.	215,264	13,206,446
		$20,735,898
Business Services – 4.6%
Accenture PLC, “A”	9,031	$ 2,409,832
Amdocs Ltd.	139,293	12,661,734
Fidelity National Information Services, Inc.	133,283	9,043,251
Fiserv, Inc. (a)	103,911	10,502,285
		$34,617,102
Cable TV – 1.8%
Cable One, Inc.	3,988	$ 2,838,897
Comcast Corp., “A”	312,442	10,926,097
		$13,764,994
Chemicals – 0.5%
PPG Industries, Inc.	33,094	$ 4,161,240
Computer Software – 9.3%
Adobe Systems, Inc. (a)	28,116	$ 9,461,877
Check Point Software Technologies Ltd. (a)	66,172	8,348,260
Microsoft Corp.	196,191	47,050,526
Salesforce, Inc. (a)	42,172	5,591,585
		$70,452,248
Computer Software - Systems – 2.4%
Apple, Inc.	140,911	$ 18,308,566
Construction – 1.6%
Masco Corp.	154,763	$ 7,222,789
Sherwin-Williams Co.	22,385	5,312,632
		$12,535,421
8

MFS Investors Trust Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 2.3%
Colgate-Palmolive Co.	91,609	$ 7,217,873
International Flavors & Fragrances, Inc.	23,780	2,493,095
Kimberly-Clark Corp.	56,706	7,697,840
		$17,408,808
Containers – 1.3%
Ball Corp.	47,803	$ 2,444,645
Crown Holdings, Inc.	94,603	7,777,313
		$10,221,958
Electrical Equipment – 5.0%
AMETEK, Inc.	63,076	$ 8,812,979
Fortive Corp.	118,169	7,592,358
Johnson Controls International PLC	217,197	13,900,608
TE Connectivity Ltd.	67,919	7,797,101
		$38,103,046
Electronics – 2.6%
Analog Devices, Inc.	53,646	$ 8,799,553
Texas Instruments, Inc.	65,320	10,792,171
		$19,591,724
Energy - Independent – 3.0%
ConocoPhillips	196,420	$ 23,177,560
Food & Beverages – 1.0%
Mondelez International, Inc.	110,605	$ 7,371,823
Forest & Paper Products – 0.6%
Rayonier, Inc., REIT	148,317	$ 4,888,528
General Merchandise – 1.3%
Dollar General Corp.	38,578	$ 9,499,833
Health Maintenance Organizations – 1.8%
Cigna Corp.	41,575	$ 13,775,460
Insurance – 1.9%
Chubb Ltd.	36,192	$ 7,983,955
Willis Towers Watson PLC	26,905	6,580,425
		$14,564,380
Internet – 5.3%
Alphabet, Inc., “A” (a)	339,282	$ 29,934,851
Alphabet, Inc., “C” (a)	118,297	10,496,493
		$40,431,344
Leisure & Toys – 1.8%
Electronic Arts, Inc.	110,649	$ 13,519,095
9

MFS Investors Trust Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – 6.6%
Bank of America Corp.	473,779	$ 15,691,560
Goldman Sachs Group, Inc.	41,312	14,185,715
JPMorgan Chase & Co.	148,692	19,939,597
		$49,816,872
Medical & Health Technology & Services – 1.3%
ICON PLC (a)	52,423	$ 10,183,168
Medical Equipment – 6.7%
Becton, Dickinson and Co.	50,877	$ 12,938,021
Danaher Corp.	33,934	9,006,762
Maravai Lifesciences Holdings, Inc., “A” (a)	146,644	2,098,476
Medtronic PLC	150,666	11,709,762
Thermo Fisher Scientific, Inc.	27,574	15,184,726
		$50,937,747
Network & Telecom – 1.2%
Equinix, Inc., REIT	13,858	$ 9,077,406
Other Banks & Diversified Financials – 4.2%
Mastercard, Inc., “A”	43,349	$ 15,073,748
Visa, Inc., “A”	80,118	16,645,315
		$31,719,063
Pharmaceuticals – 8.3%
Eli Lilly & Co.	31,016	$ 11,346,893
Johnson & Johnson	80,507	14,221,562
Merck & Co., Inc.	145,487	16,141,783
Vertex Pharmaceuticals, Inc. (a)	51,083	14,751,749
Zoetis, Inc.	44,179	6,474,432
		$62,936,419
Railroad & Shipping – 1.1%
Canadian Pacific Railway Ltd.	106,909	$ 7,974,342
Specialty Chemicals – 1.1%
DuPont de Nemours, Inc.	127,252	$ 8,733,305
Specialty Stores – 6.7%
Amazon.com, Inc. (a)	130,637	$ 10,973,508
Costco Wholesale Corp.	19,758	9,019,527
Home Depot, Inc.	40,449	12,776,221
Target Corp.	72,569	10,815,684
Tractor Supply Co.	31,725	7,137,173
		$50,722,113
Telecommunications - Wireless – 1.6%
American Tower Corp., REIT	57,378	$ 12,156,103
Trucking – 0.3%
Old Dominion Freight Line, Inc.	8,242	$ 2,338,915
10

MFS Investors Trust Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 1.0%
American Electric Power Co., Inc.	79,783	$ 7,575,396
Total Common Stocks (Identified Cost, $461,480,332)		$750,833,811
Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $9,387,686)	9,387,576	$ 9,390,392
Other Assets, Less Liabilities – 0.1%		380,850
Net Assets – 100.0%		$760,605,053
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $9,390,392 and $750,833,811, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS Investors Trust Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $461,480,332)	$750,833,811
Investments in affiliated issuers, at value (identified cost, $9,387,686)	9,390,392
Receivables for
Fund shares sold	31,672
Dividends	840,982
Other assets	3,257
Total assets	$761,100,114
Liabilities
Payables for
Fund shares reacquired	$321,321
Payable to affiliates
Investment adviser	45,984
Administrative services fee	947
Shareholder servicing costs	473
Distribution and/or service fees	8,271
Payable for independent Trustees' compensation	10
Accrued expenses and other liabilities	118,055
Total liabilities	$495,061
Net assets	$760,605,053
Net assets consist of
Paid-in capital	$426,866,161
Total distributable earnings (loss)	333,738,892
Net assets	$760,605,053
Shares of beneficial interest outstanding	23,805,900
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$357,428,059	11,074,655	$32.27
Service Class	403,176,994	12,731,245	31.67
See Notes to Financial Statements
12

MFS Investors Trust Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$11,369,409
Dividends from affiliated issuers	120,812
Other	12,086
Foreign taxes withheld	(61,043)
Total investment income	$11,441,264
Expenses
Management fee	$5,751,087
Distribution and/or service fees	1,106,518
Shareholder servicing costs	33,396
Administrative services fee	128,113
Independent Trustees' compensation	13,696
Custodian fee	42,389
Shareholder communications	30,708
Audit and tax fees	59,543
Legal fees	3,161
Miscellaneous	32,152
Total expenses	$7,200,763
Reduction of expenses by investment adviser	(106,532)
Net expenses	$7,094,231
Net investment income (loss)	$4,347,033
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$40,737,283
Affiliated issuers	315
Foreign currency	29,564
Net realized gain (loss)	$40,767,162
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(185,010,789)
Affiliated issuers	2,706
Translation of assets and liabilities in foreign currencies	(2,836)
Net unrealized gain (loss)	$(185,010,919)
Net realized and unrealized gain (loss)	$(144,243,757)
Change in net assets from operations	$(139,896,724)
See Notes to Financial Statements
13

MFS Investors Trust Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$4,347,033	$2,717,392
Net realized gain (loss)	40,767,162	104,102,223
Net unrealized gain (loss)	(185,010,919)	83,097,778
Change in net assets from operations	$(139,896,724)	$189,917,393
Total distributions to shareholders	$(109,065,257)	$(29,217,089)
Change in net assets from fund share transactions	$177,975,178	$(95,053,942)
Total change in net assets	$(70,986,803)	$65,646,362
Net assets
At beginning of period	831,591,856	765,945,494
At end of period	$760,605,053	$831,591,856
See Notes to Financial Statements
14

MFS Investors Trust Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$44.72	$36.57	$33.27	$27.05	$30.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.21	$0.25	$0.25	$0.26
Net realized and unrealized gain (loss)	(7.41)	9.53	4.26	8.08	(1.71)
Total from investment operations	$(7.14)	$9.74	$4.51	$8.33	$(1.45)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.21)	$(0.22)	$(0.20)
From net realized gain	(5.05)	(1.33)	(1.00)	(1.89)	(1.37)
Total distributions declared to shareholders	$(5.31)	$(1.59)	$(1.21)	$(2.11)	$(1.57)
Net asset value, end of period (x)	$32.27	$44.72	$36.57	$33.27	$27.05
Total return (%) (k)(r)(s)(x)	(16.49)	26.81	13.87	31.58	(5.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.79	0.80	0.80	0.80
Expenses after expense reductions	0.78	0.78	0.79	0.79	0.79
Net investment income (loss)	0.74	0.50	0.78	0.80	0.86
Portfolio turnover	17	13	19	18	16
Net assets at end of period (000 omitted)	$357,428	$296,678	$269,852	$265,499	$231,900
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$43.97	$35.99	$32.77	$26.68	$29.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.10	$0.17	$0.17	$0.18
Net realized and unrealized gain (loss)	(7.26)	9.38	4.19	7.97	(1.68)
Total from investment operations	$(7.10)	$9.48	$4.36	$8.14	$(1.50)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.17)	$(0.14)	$(0.16)	$(0.14)
From net realized gain	(5.05)	(1.33)	(1.00)	(1.89)	(1.37)
Total distributions declared to shareholders	$(5.20)	$(1.50)	$(1.14)	$(2.05)	$(1.51)
Net asset value, end of period (x)	$31.67	$43.97	$35.99	$32.77	$26.68
Total return (%) (k)(r)(s)(x)	(16.69)	26.51	13.60	31.25	(5.71)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.04	1.05	1.05	1.05
Expenses after expense reductions	1.03	1.03	1.04	1.04	1.04
Net investment income (loss)	0.44	0.24	0.53	0.55	0.62
Portfolio turnover	17	13	19	18	16
Net assets at end of period (000 omitted)	$403,177	$534,914	$496,093	$453,132	$325,159

See Notes to Financial Statements
15

MFS Investors Trust Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Investors Trust Series
Notes to Financial Statements
(1)  Business and Organization
MFS Investors Trust Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other
17

MFS Investors Trust Series
Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$707,171,855	$—	$—	$707,171,855
France	8,771,225	9,596,337	—	18,367,562
United Kingdom	8,971,792	—	—	8,971,792
Israel	8,348,260	—	—	8,348,260
Canada	7,974,342	—	—	7,974,342
Mutual Funds	9,390,392	—	—	9,390,392
Total	$750,627,866	$9,596,337	$—	$760,224,203
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
18

MFS Investors Trust Series
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$11,904,201	$3,914,032
Long-term capital gains	97,161,056	25,303,057
Total distributions	$109,065,257	$29,217,089
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$473,030,162
Gross appreciation	319,387,285
Gross depreciation	(32,193,244)
Net unrealized appreciation (depreciation)	$287,194,041
Undistributed ordinary income	4,373,737
Undistributed long-term capital gain	42,176,512
Other temporary differences	(5,398)
Total distributable earnings (loss)	$333,738,892
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$49,941,824	$10,689,350
Service Class	59,123,433	18,527,739
Total	$109,065,257	$29,217,089
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $106,532, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
19

MFS Investors Trust Series
Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $31,677, which equated to 0.0041% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $1,719.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0167% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $11,993, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $199,003,968 and $131,650,521, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,180,159	$160,083,504	241,331	$10,343,575
Service Class	388,092	14,141,886	424,823	17,614,977
	4,568,251	$174,225,390	666,154	$27,958,552
20

MFS Investors Trust Series
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,477,569	$49,941,824	248,705	$10,689,350
Service Class	1,780,826	59,123,433	438,112	18,527,739
	3,258,395	$109,065,257	686,817	$29,217,089
Shares reacquired
Initial Class	(1,216,784)	$(46,566,318)	(1,234,645)	$(51,496,591)
Service Class	(1,603,763)	(58,749,151)	(2,480,055)	(100,732,992)
	(2,820,547)	$(105,315,469)	(3,714,700)	$(152,229,583)
Net change
Initial Class	4,440,944	$163,459,010	(744,609)	$(30,463,666)
Service Class	565,155	14,516,168	(1,617,120)	(64,590,276)
	5,006,099	$177,975,178	(2,361,729)	$(95,053,942)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $3,410 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,181,407	$205,905,050	$199,699,086	$315	$2,706	$9,390,392
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$120,812	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With
21

MFS Investors Trust Series
Notes to Financial Statements  - continued
respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
22

MFS Investors Trust Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Investors Trust Series (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Investors Trust Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Investors Trust Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
25

MFS Investors Trust Series
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jude Jason Alison O'Neill Mackey Ted Maloney
26

MFS Investors Trust Series
Board Review of Investment Advisory Agreement
MFS Investors Trust Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS Investors Trust Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
28

MFS Investors Trust Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $106,878,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 64.64% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2022
MFS®  Growth Series
MFS® Variable Insurance Trust
VEG-ANN

MFS® Growth Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Growth Series
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	11.8%
Amazon.com, Inc.	5.3%
Alphabet, Inc., “A”	5.0%
Apple, Inc.	5.0%
Mastercard, Inc., “A”	3.9%
Visa, Inc., “A”	3.3%
Thermo Fisher Scientific, Inc.	2.3%
UnitedHealth Group, Inc.	2.3%
Intuit, Inc.	2.3%
Danaher Corp.	2.3%
GICS equity sectors (g)
Information Technology	36.8%
Health Care	16.9%
Consumer Discretionary	9.9%
Communication Services	8.3%
Industrials	8.1%
Financials	6.7%
Materials	5.6%
Consumer Staples	2.7%
Energy	1.3%
Real Estate	1.2%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Growth Series
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Growth Series (fund) provided a total return of -31.63%, while Service Class shares of the fund provided a total return of -31.80%. These compare with a return of -29.14% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection in the industrials sectors weighed on the fund’s performance relative to the Russell 1000® Growth Index. Within this sector, not owning shares of defense contractor Lockheed Martin weakened relative returns. The share price of Lockheed Martin, along with other defense related stocks, reacted positively to defense budget increases following the war in Ukraine and expectations of heightened demand in the medium term.
A combination of the fund’s underweight position and stock selection in the consumer staples sector also held back relative returns. Within this sector, not owning shares of beverages, food and snacks producer PepsiCo and beverage maker Coca-Cola dampened relative results as both stocks outperformed the benchmark. The share prices of Pepisco and Coca-Cola gained during the period as uncertainty over inflation, interest rates and earnings led to a rotation into defensive names.
Security selection in the information technology sector further weighed on relative performance, led by the fund’s overweight position in Adobe Systems. The stock price of Adobe Systems fell as the company announced its intention to acquire privately-owned design and collaboration tool company Figma, which was not well received by the markets. Additionally, an underweight position in computer and personal electronics maker Apple also weakened relative results.
Elsewhere, not owning shares of pharmaceutical companies Abbvie and Eli Lilly, the fund’s overweight positions in internet retailer Amazon.com and dating products provider Match Group, and the timing of the fund’s ownership in shares of internet TV shows and movie subscription services provider Netflix(h) further hampered relative returns.
Contributors to Performance
An underweight position in the consumer discretionary sector contributed to the fund’s relative performance. Within this sector, not owning shares of electric vehicle manufacturer Tesla boosted relative returns. The share price of Tesla declined due to uncertainty surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and uncertainties regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter.
Stocks in other sectors that benefited relative results included the fund’s holdings of medical devices maker Boston Scientific(b) and electronic instruments manufacturer AMETEK(b)(h). The share price of Boston Scientific benefited from better-than-anticipated organic sales growth and revenue within its Interventional Cardiology and Watchmen segments. The fund’s overweight positions in
3

MFS Growth Series
Management Review - continued
debit and credit transaction processing company Mastercard, biotechnology company Vertex Pharmaceuticals(h), risk management and human capital consulting services provider Aon and life sciences supply company Thermo Fisher Scientific also bolstered relative returns. The share price of Mastercard appreciated on the back of above-consensus earnings growth led by better cross-border revenues and higher-than-expected transaction processing fees. Additionally, an underweight position in social networking service provider Meta Platforms(h) and the timing of the fund’s ownership in shares of financial services provider Charles Schwab further aided relative returns.
The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Eric Fischman, Paul Gordon, and Bradford Mak
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Growth Series
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/24/95	(31.63)%	9.57%	13.05%
Service Class	5/01/00	(31.80)%	9.30%	12.77%
Comparative benchmark(s)
Russell 1000® Growth Index (f)	(29.14)%	10.96%	14.10%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 1000® Growth Index(h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
5

MFS Growth Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Growth Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.73%	$1,000.00	$968.84	$3.62
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
Service Class	Actual	0.98%	$1,000.00	$967.52	$4.86
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Growth Series
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.5%
Apparel Manufacturers – 1.0%
LVMH Moet Hennessy Louis Vuitton SE	22,005	$ 15,985,420
Brokerage & Asset Managers – 2.2%
Charles Schwab Corp.	271,582	$ 22,611,917
CME Group, Inc.	68,387	11,499,958
		$34,111,875
Business Services – 6.3%
Accenture PLC, “A”	16,608	$ 4,431,679
CoStar Group, Inc. (a)	240,330	18,572,702
Equifax, Inc.	51,071	9,926,160
MSCI, Inc.	67,249	31,282,217
TransUnion	124,265	7,052,039
Verisk Analytics, Inc., “A”	146,244	25,800,366
		$97,065,163
Computer Software – 18.0%
Adobe Systems, Inc. (a)	100,330	$ 33,764,055
Autodesk, Inc. (a)	20,055	3,747,678
Black Knight, Inc. (a)	64,943	4,010,230
Cadence Design Systems, Inc. (a)	76,327	12,261,169
Intuit, Inc.	90,118	35,075,728
Microsoft Corp.	760,218	182,315,481
Synopsys, Inc. (a)	19,939	6,366,323
		$277,540,664
Computer Software - Systems – 6.1%
Apple, Inc.	591,516	$ 76,855,674
Block, Inc., “A” (a)	67,146	4,219,455
ServiceNow, Inc. (a)	31,796	12,345,433
		$93,420,562
Construction – 3.7%
Martin Marietta Materials, Inc.	13,360	$ 4,515,279
Sherwin-Williams Co.	106,910	25,372,950
Vulcan Materials Co.	155,496	27,228,905
		$57,117,134
Consumer Products – 2.7%
Colgate-Palmolive Co.	225,375	$ 17,757,296
Estee Lauder Cos., Inc., “A”	94,771	23,513,633
		$41,270,929
Electrical Equipment – 3.1%
AMETEK, Inc.	143,342	$ 20,027,744
Amphenol Corp., “A”	70,608	5,376,093
Johnson Controls International PLC	285,717	18,285,888
Rockwell Automation, Inc.	18,279	4,708,122
		$48,397,847
8

MFS Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 3.9%
Applied Materials, Inc.	47,292	$ 4,605,295
ASML Holding N.V., ADR	29,148	15,926,467
Lam Research Corp.	27,670	11,629,701
NVIDIA Corp.	193,190	28,232,787
		$60,394,250
Energy - Independent – 1.4%
EOG Resources, Inc.	74,793	$ 9,687,189
Hess Corp.	80,568	11,426,154
		$21,113,343
Energy - Renewables – 0.2%
Enphase Energy, Inc. (a)	12,340	$ 3,269,606
Gaming & Lodging – 1.1%
Hilton Worldwide Holdings, Inc.	133,730	$ 16,898,123
General Merchandise – 0.5%
Dollar Tree, Inc. (a)	55,336	$ 7,826,724
Health Maintenance Organizations – 2.3%
UnitedHealth Group, Inc.	67,211	$ 35,633,928
Insurance – 2.2%
Aon PLC	87,424	$ 26,239,439
Arthur J. Gallagher & Co.	40,733	7,679,800
		$33,919,239
Internet – 7.8%
Alphabet, Inc., “A” (a)	882,928	$ 77,900,737
Alphabet, Inc., “C” (a)	279,361	24,787,702
Gartner, Inc. (a)	36,413	12,239,866
Match Group, Inc. (a)	125,124	5,191,395
		$120,119,700
Leisure & Toys – 1.3%
Electronic Arts, Inc.	120,552	$ 14,729,043
Take-Two Interactive Software, Inc. (a)	54,315	5,655,821
		$20,384,864
Machinery & Tools – 0.4%
Eaton Corp. PLC	40,263	$ 6,319,278
Medical & Health Technology & Services – 0.9%
ICON PLC (a)	63,441	$ 12,323,414
Veeva Systems, Inc. (a)	9,402	1,517,295
		$13,840,709
Medical Equipment – 10.2%
Abbott Laboratories	275,320	$ 30,227,383
Agilent Technologies, Inc.	39,443	5,902,645
Becton, Dickinson and Co.	51,524	13,102,553
Boston Scientific Corp. (a)	654,823	30,298,660
Danaher Corp.	131,768	34,973,863
9

MFS Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
STERIS PLC	37,332	$ 6,894,847
Thermo Fisher Scientific, Inc.	65,634	36,143,987
		$157,543,938
Other Banks & Diversified Financials – 7.5%
American Express Co.	26,186	$ 3,868,982
Mastercard, Inc., “A”	172,570	60,007,766
Visa, Inc., “A”	247,692	51,460,490
		$115,337,238
Pharmaceuticals – 3.4%
Regeneron Pharmaceuticals, Inc. (a)	18,247	$ 13,165,028
Vertex Pharmaceuticals, Inc. (a)	85,471	24,682,315
Zoetis, Inc.	105,170	15,412,664
		$53,260,007
Railroad & Shipping – 0.9%
Canadian Pacific Railway Ltd.	192,524	$ 14,360,365
Restaurants – 0.6%
Chipotle Mexican Grill, Inc., “A” (a)	6,128	$ 8,502,539
Specialty Chemicals – 1.9%
Air Products & Chemicals, Inc.	71,565	$ 22,060,627
Linde PLC	21,512	7,016,784
		$29,077,411
Specialty Stores – 6.7%
Amazon.com, Inc. (a)	967,230	$ 81,247,320
Lululemon Athletica, Inc. (a)	26,940	8,631,037
O'Reilly Automotive, Inc. (a)	15,741	13,285,877
		$103,164,234
Telecommunications - Wireless – 1.2%
American Tower Corp., REIT	89,008	$ 18,857,235
Total Common Stocks (Identified Cost, $734,753,505)		$1,504,732,325
Investment Companies (h) – 2.7%
Money Market Funds – 2.7%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $42,283,263)	42,284,602	$ 42,297,287
Other Assets, Less Liabilities – (0.2)%		(3,117,732)
Net Assets – 100.0%		$1,543,911,880
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $42,297,287 and $1,504,732,325, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
10

MFS Growth Series
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS Growth Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $734,753,505)	$1,504,732,325
Investments in affiliated issuers, at value (identified cost, $42,283,263)	42,297,287
Receivables for
Fund shares sold	147,753
Dividends	817,240
Other assets	6,136
Total assets	$1,548,000,741
Liabilities
Payables for
Fund shares reacquired	$3,789,958
Payable to affiliates
Investment adviser	88,971
Administrative services fee	1,833
Shareholder servicing costs	769
Distribution and/or service fees	7,868
Payable for independent Trustees' compensation	5
Accrued expenses and other liabilities	199,457
Total liabilities	$4,088,861
Net assets	$1,543,911,880
Net assets consist of
Paid-in capital	$639,850,986
Total distributable earnings (loss)	904,060,894
Net assets	$1,543,911,880
Shares of beneficial interest outstanding	32,735,769
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,160,107,968	24,157,610	$48.02
Service Class	383,803,912	8,578,159	44.74
See Notes to Financial Statements
12

MFS Growth Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$10,815,081
Dividends from affiliated issuers	655,743
Other	18,880
Foreign taxes withheld	(57,120)
Total investment income	$11,432,584
Expenses
Management fee	$12,585,052
Distribution and/or service fees	1,089,017
Shareholder servicing costs	49,450
Administrative services fee	283,769
Independent Trustees' compensation	28,101
Custodian fee	95,006
Shareholder communications	59,687
Audit and tax fees	65,017
Legal fees	7,263
Miscellaneous	48,382
Total expenses	$14,310,744
Reduction of expenses by investment adviser	(248,242)
Net expenses	$14,062,502
Net investment income (loss)	$(2,629,918)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$135,457,429
Affiliated issuers	(59)
Foreign currency	6,406
Net realized gain (loss)	$135,463,776
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(872,256,030)
Affiliated issuers	14,024
Translation of assets and liabilities in foreign currencies	31
Net unrealized gain (loss)	$(872,241,975)
Net realized and unrealized gain (loss)	$(736,778,199)
Change in net assets from operations	$(739,408,117)
See Notes to Financial Statements
13

MFS Growth Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$(2,629,918)	$(8,712,024)
Net realized gain (loss)	135,463,776	216,129,503
Net unrealized gain (loss)	(872,241,975)	279,529,796
Change in net assets from operations	$(739,408,117)	$486,947,275
Total distributions to shareholders	$(206,493,057)	$(317,188,320)
Change in net assets from fund share transactions	$109,659,888	$14,964,640
Total change in net assets	$(836,241,286)	$184,723,595
Net assets
At beginning of period	2,380,153,166	2,195,429,571
At end of period	$1,543,911,880	$2,380,153,166
See Notes to Financial Statements
14

MFS Growth Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$79.36	$73.81	$59.40	$47.01	$48.90
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.25)	$(0.14)	$(0.04)	$0.00(w)
Net realized and unrealized gain (loss)	(24.26)	17.21	18.88	17.53	1.81
Total from investment operations	$(24.31)	$16.96	$18.74	$17.49	$1.81
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.05)
From net realized gain	(7.03)	(11.41)	(4.33)	(5.10)	(3.65)
Total distributions declared to shareholders	$(7.03)	$(11.41)	$(4.33)	$(5.10)	$(3.70)
Net asset value, end of period (x)	$48.02	$79.36	$73.81	$59.40	$47.01
Total return (%) (k)(r)(s)(x)	(31.63)	23.53	31.86	38.15	2.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.74	0.72	0.74	0.74	0.75
Expenses after expense reductions	0.73	0.71	0.72	0.73	0.74
Net investment income (loss)	(0.09)	(0.32)	(0.21)	(0.06)	0.00(w)
Portfolio turnover	18	12	29	11	15
Net assets at end of period (000 omitted)	$1,160,108	$1,805,385	$1,681,327	$1,467,280	$1,226,217
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$74.74	$70.23	$56.82	$45.26	$47.27
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.42)	$(0.29)	$(0.17)	$(0.13)
Net realized and unrealized gain (loss)	(22.79)	16.34	18.03	16.83	1.77
Total from investment operations	$(22.97)	$15.92	$17.74	$16.66	$1.64
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(7.03)	(11.41)	(4.33)	(5.10)	(3.65)
Total distributions declared to shareholders	$(7.03)	$(11.41)	$(4.33)	$(5.10)	$(3.65)
Net asset value, end of period (x)	$44.74	$74.74	$70.23	$56.82	$45.26
Total return (%) (k)(r)(s)(x)	(31.80)	23.24	31.54	37.78	2.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.99	0.97	0.99	0.99	1.00
Expenses after expense reductions	0.98	0.96	0.97	0.98	0.99
Net investment income (loss)	(0.34)	(0.57)	(0.46)	(0.31)	(0.25)
Portfolio turnover	18	12	29	11	15
Net assets at end of period (000 omitted)	$383,804	$574,768	$514,102	$401,008	$287,412

See Notes to Financial Statements
15

MFS Growth Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Growth Series
Notes to Financial Statements
(1)  Business and Organization
MFS Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other
17

MFS Growth Series
Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,458,460,073	$—	$—	$1,458,460,073
France	—	15,985,420	—	15,985,420
Netherlands	15,926,467	—	—	15,926,467
Canada	14,360,365	—	—	14,360,365
Mutual Funds	42,297,287	—	—	42,297,287
Total	$1,531,044,192	$15,985,420	$—	$1,547,029,612
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
18

MFS Growth Series
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$8,852,271	$1,693,158
Long-term capital gains	197,640,786	315,495,162
Total distributions	$206,493,057	$317,188,320
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$778,729,548
Gross appreciation	798,588,478
Gross depreciation	(30,288,414)
Net unrealized appreciation (depreciation)	$768,300,064
Undistributed long-term capital gain	135,760,625
Other temporary differences	205
Total distributable earnings (loss)	$904,060,894
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$153,225,412	$238,278,350
Service Class	53,267,645	78,909,970
Total	$206,493,057	$317,188,320
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $248,242, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.69% of the fund's average daily net assets.
19

MFS Growth Series
Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $46,491, which equated to 0.0026% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $2,959.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0159% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $2,759,535.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $18,642, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $322,922,593 and $441,972,712, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,752,561	$104,011,257	1,093,782	$84,897,255
Service Class	1,084,357	60,672,539	937,570	69,147,302
	2,836,918	$164,683,796	2,031,352	$154,044,557
20

MFS Growth Series
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,803,820	$151,742,716	3,080,612	$236,098,096
Service Class	1,055,432	53,267,645	1,092,331	78,909,970
	3,859,252	$205,010,361	4,172,943	$315,008,066
Shares reacquired
Initial Class	(3,148,754)	$(188,392,601)	(4,204,800)	$(331,398,633)
Service Class	(1,252,072)	(71,641,668)	(1,659,384)	(122,689,350)
	(4,400,826)	$(260,034,269)	(5,864,184)	$(454,087,983)
Net change
Initial Class	1,407,627	$67,361,372	(30,406)	$(10,403,282)
Service Class	887,717	42,298,516	370,517	25,367,922
	2,295,344	$109,659,888	340,111	$14,964,640
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 6%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $8,564 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$597,603	$213,628,728	$171,943,009	$(59)	$14,024	$42,297,287
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$655,743	$—
21

MFS Growth Series
Notes to Financial Statements  - continued
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
22

MFS Growth Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Growth Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Growth Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Growth Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
25

MFS Growth Series
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Eric Fischman Paul Gordon Bradford Mak
26

MFS Growth Series
Board Review of Investment Advisory Agreement
MFS Growth Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS Growth Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
28

MFS Growth Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $217,405,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 90.69% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2022
MFS®  Mid Cap Growth Series
MFS® Variable Insurance Trust
VMG-ANN

MFS® Mid Cap Growth Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Mid Cap Growth Series
Portfolio Composition
Portfolio structure
Top ten holdings
Arthur J. Gallagher & Co.	3.1%
Cadence Design Systems, Inc.	2.9%
MSCI, Inc.	2.9%
AMETEK, Inc.	2.7%
O'Reilly Automotive, Inc.	2.5%
Monolithic Power Systems, Inc.	2.4%
Verisk Analytics, Inc., “A”	2.4%
STERIS PLC	2.3%
NASDAQ, Inc.	2.2%
Vulcan Materials Co.	2.1%
GICS equity sectors (g)
Industrials	21.1%
Information Technology	21.0%
Health Care	18.3%
Consumer Discretionary	15.6%
Financials	9.9%
Communication Services	2.9%
Energy	2.7%
Real Estate	2.6%
Materials	2.4%
Consumer Staples	1.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Mid Cap Growth Series
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Mid Cap Growth Series (fund) provided a total return of -28.70%, while Service Class shares of the fund provided a total return of -28.79%. These compare with a return of -26.72% over the same period for the fund’s benchmark, the Russell Midcap® Growth Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Security selection in the health care sector detracted from performance relative to the Russell Midcap® Growth Index, led by the timing of the fund's ownership in shares of aesthetic dentistry product manufacturer Align Technology(h) and global medical technology company Masimo(h). The fund’s overweight positions in contract research company Charles River Laboratories(h) and drug and diagnostic company Maravai Lifesciences also held back relative returns. The stock price of Maravai Lifesciences fell as the company lowered its guidance for 2023, notably lowering its COVID CleanCap outlook given the slower uptake of bivalent boosters.
Elsewhere, the timing of the fund’s ownership in shares of energy services provider Enphase Energy, its holdings of analytics services provider Clarivate(h)(b) (United Kingdom), and not owning shares of natural gas services provider Cheniere Energy weighed on relative results. The stock price of Clarivate declined as the company reported weaker-than-expected revenue and lowered its growth guidance due to currency exchange headwinds and a challenging economic environment. Additionally, the fund’s overweight positions in education services provider Bright Horizons Family Solutions, dating products provider Match Group and information and risk management solutions provider TransUnion detracted from relative returns.
Contributors to Performance
Stock selection in the consumer discretionary sector contributed to the fund’s relative performance. Within this sector, the fund’s overweight holdings of automotive parts retailer O'Reilly Automotive helped relative returns.
Stocks in other sectors that strengthened relative results included the fund’s overweight positions in insurance services provider Arthur J Gallagher and engineering solutions providers, Howmet Aerospace and IDEX. The fund’s holding of electronic instruments manufacturer Ametek(b) also contributed to relative returns. Avoiding shares of poor-performing analytics platform developer Datadog, cloud-based security services provider Cloudflare and digital music service provider Spotify Technology further benefited the fund’s relative performance.
3

MFS Mid Cap Growth Series
Management Review - continued
The fund's cash and/or cash equivalents position during the period also contributed to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund's benchmark, holding cash helped performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Eric Braz, Eric Fischman, and Paul Gordon
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Mid Cap Growth Series
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	4/28/00	(28.70)%	9.28%	12.53%
Service Class	5/01/00	(28.79)%	9.03%	12.25%
Comparative benchmark(s)
Russell Midcap® Growth Index (f)	(26.72)%	7.64%	11.41%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell Midcap® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
5

MFS Mid Cap Growth Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Mid Cap Growth Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.80%	$1,000.00	$1,024.10	$4.08
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,022.99	$5.35
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Mid Cap Growth Series
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.5%
Aerospace & Defense – 1.9%
Howmet Aerospace, Inc.	127,243	$ 5,014,646
Teledyne Technologies, Inc. (a)	2,436	974,181
		$5,988,827
Automotive – 2.7%
Copart, Inc. (a)	75,642	$ 4,605,842
LKQ Corp.	71,059	3,795,261
		$8,401,103
Brokerage & Asset Managers – 2.2%
NASDAQ, Inc.	111,607	$ 6,847,089
Business Services – 12.3%
CoStar Group, Inc. (a)	74,420	$ 5,751,178
Endava PLC, ADR (a)	6,763	517,370
Equifax, Inc.	22,184	4,311,682
Factset Research Systems, Inc.	6,445	2,585,798
Morningstar, Inc.	10,666	2,310,149
MSCI, Inc.	19,421	9,034,067
Thoughtworks Holding, Inc. (a)	40,918	416,954
TransUnion	44,250	2,511,187
Tyler Technologies, Inc. (a)	12,244	3,947,588
Verisk Analytics, Inc., “A”	42,100	7,427,282
		$38,813,255
Computer Software – 10.2%
Autodesk, Inc. (a)	13,559	$ 2,533,770
Black Knight, Inc. (a)	69,813	4,310,953
Bumble, Inc., “A” (a)	23,502	494,717
Cadence Design Systems, Inc. (a)	57,206	9,189,572
CCC Intelligent Holdings, Inc. (a)	19,262	167,580
CCC Intelligent Holdings, Inc. (PIPE) (a)	5,792	50,390
Dun & Bradstreet Holdings, Inc.	188,830	2,315,056
NICE Systems Ltd., ADR (a)	26,619	5,118,834
Paylocity Holding Corp. (a)	17,845	3,466,570
Synopsys, Inc. (a)	13,818	4,411,949
Topicus.com, Inc. (a)	3,755	197,151
		$32,256,542
Computer Software - Systems – 2.3%
Constellation Software, Inc.	3,009	$ 4,697,862
ServiceNow, Inc. (a)	6,922	2,687,605
		$7,385,467
Construction – 3.7%
AZEK Co., Inc. (a)	79,161	$ 1,608,552
Martin Marietta Materials, Inc.	2,770	936,177
Pool Corp.	8,115	2,453,408
Vulcan Materials Co.	37,483	6,563,648
		$11,561,785
Consumer Products – 1.0%
Church & Dwight Co., Inc.	38,769	$ 3,125,169
8

MFS Mid Cap Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 1.2%
Bright Horizons Family Solutions, Inc. (a)	57,828	$ 3,648,947
Electrical Equipment – 4.2%
AMETEK, Inc.	61,964	$ 8,657,610
Hubbell, Inc.	3,968	931,210
Littlefuse, Inc.	11,706	2,577,661
Rockwell Automation, Inc.	3,792	976,706
		$13,143,187
Electronics – 3.9%
ASM International N.V.	10,515	$ 2,652,424
Entegris, Inc.	31,743	2,082,023
Monolithic Power Systems, Inc.	21,633	7,649,645
		$12,384,092
Energy - Independent – 2.7%
Chesapeake Energy Corp.	28,452	$ 2,685,015
Diamondback Energy, Inc.	20,395	2,789,628
Hess Corp.	21,040	2,983,893
		$8,458,536
Energy - Renewables – 0.9%
Enphase Energy, Inc. (a)	11,287	$ 2,990,604
Gaming & Lodging – 2.0%
Hyatt Hotels Corp. (a)	40,933	$ 3,702,390
Red Rock Resorts, Inc.	66,811	2,673,108
		$6,375,498
General Merchandise – 1.0%
Five Below, Inc. (a)	17,210	$ 3,043,933
Insurance – 3.1%
Arthur J. Gallagher & Co.	52,431	$ 9,885,341
Internet – 2.4%
Gartner, Inc. (a)	17,212	$ 5,785,642
Match Group, Inc. (a)	40,229	1,669,101
		$7,454,743
Leisure & Toys – 1.7%
Electronic Arts, Inc.	11,644	$ 1,422,664
Take-Two Interactive Software, Inc. (a)	38,085	3,965,791
		$5,388,455
Machinery & Tools – 3.3%
IDEX Corp.	26,602	$ 6,074,035
Ingersoll Rand, Inc.	18,513	967,304
Wabtec Corp.	35,351	3,528,383
		$10,569,722
9

MFS Mid Cap Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 3.9%
Henry Schein, Inc. (a)	40,201	$ 3,210,854
ICON PLC (a)	28,320	5,501,160
IDEXX Laboratories, Inc. (a)	6,184	2,522,825
Veeva Systems, Inc. (a)	7,477	1,206,638
		$12,441,477
Medical Equipment – 11.9%
Agilent Technologies, Inc.	43,203	$ 6,465,329
Bio-Techne Corp.	21,295	1,764,930
Bruker BioSciences Corp.	54,850	3,748,997
Envista Holdings Corp. (a)	101,591	3,420,569
Maravai Lifesciences Holdings, Inc., “A” (a)	43,892	628,095
Mettler-Toledo International, Inc. (a)	2,172	3,139,517
PerkinElmer, Inc.	45,316	6,354,210
Repligen Corp. (a)	5,382	911,226
STERIS PLC	38,659	7,139,931
Waters Corp. (a)	11,621	3,981,122
		$37,553,926
Other Banks & Diversified Financials – 0.2%
S&P Global, Inc.	1,700	$ 569,398
Pharmaceuticals – 2.5%
Alnylam Pharmaceuticals, Inc. (a)	14,966	$ 3,556,670
Ascendis Pharma, ADR (a)	27,635	3,375,062
Legend Biotech Corp., ADR (a)	19,964	996,603
		$7,928,335
Pollution Control – 1.7%
Waste Connections, Inc.	40,722	$ 5,398,108
Printing & Publishing – 2.4%
Warner Music Group Corp.	51,477	$ 1,802,724
Wolters Kluwer N.V.	56,749	5,938,621
		$7,741,345
Railroad & Shipping – 0.2%
Canadian Pacific Railway Ltd.	7,378	$ 550,325
Real Estate – 1.2%
Extra Space Storage, Inc., REIT	26,016	$ 3,829,035
Restaurants – 1.8%
Chipotle Mexican Grill, Inc., “A” (a)	2,818	$ 3,909,947
Domino's Pizza, Inc.	4,724	1,636,393
		$5,546,340
Specialty Stores – 7.7%
Burlington Stores, Inc. (a)	10,615	$ 2,152,297
Lululemon Athletica, Inc. (a)	12,883	4,127,455
O'Reilly Automotive, Inc. (a)	9,273	7,826,690
Tractor Supply Co.	18,845	4,239,560
Ulta Beauty, Inc. (a)	12,723	5,967,978
		$24,313,980
10

MFS Mid Cap Growth Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – 1.3%
SBA Communications Corp., REIT	15,257	$ 4,276,690
Total Common Stocks (Identified Cost, $200,673,419)		$307,871,254
Investment Companies (h) – 2.5%
Money Market Funds – 2.5%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $7,778,549)	7,778,910	$ 7,781,244
Other Assets, Less Liabilities – 0.0%		51,781
Net Assets – 100.0%		$315,704,279
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $7,781,244 and $307,871,254, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS Mid Cap Growth Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $200,673,419)	$307,871,254
Investments in affiliated issuers, at value (identified cost, $7,778,549)	7,781,244
Receivables for
Investments sold	64,485
Fund shares sold	115,521
Dividends	77,963
Other assets	1,600
Total assets	$315,912,067
Liabilities
Payables for
Fund shares reacquired	$115,385
Payable to affiliates
Investment adviser	19,108
Administrative services fee	444
Shareholder servicing costs	316
Distribution and/or service fees	2,154
Payable for independent Trustees' compensation	15
Accrued expenses and other liabilities	70,366
Total liabilities	$207,788
Net assets	$315,704,279
Net assets consist of
Paid-in capital	$204,716,257
Total distributable earnings (loss)	110,988,022
Net assets	$315,704,279
Shares of beneficial interest outstanding	46,266,043
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$210,790,246	29,420,903	$7.16
Service Class	104,914,033	16,845,140	6.23
See Notes to Financial Statements
12

MFS Mid Cap Growth Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$2,024,306
Dividends from affiliated issuers	155,049
Other	7,014
Income on securities loaned	5,684
Foreign taxes withheld	(26,004)
Total investment income	$2,166,049
Expenses
Management fee	$2,571,108
Distribution and/or service fees	278,001
Shareholder servicing costs	19,417
Administrative services fee	62,578
Independent Trustees' compensation	7,260
Custodian fee	23,817
Shareholder communications	13,366
Audit and tax fees	63,108
Legal fees	1,373
Miscellaneous	27,582
Total expenses	$3,067,610
Reduction of expenses by investment adviser	(47,745)
Net expenses	$3,019,865
Net investment income (loss)	$(853,816)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$4,209,559
Affiliated issuers	(69)
Foreign currency	(152)
Net realized gain (loss)	$4,209,338
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(131,622,401)
Affiliated issuers	2,695
Translation of assets and liabilities in foreign currencies	(3,106)
Net unrealized gain (loss)	$(131,622,812)
Net realized and unrealized gain (loss)	$(127,413,474)
Change in net assets from operations	$(128,267,290)
See Notes to Financial Statements
13

MFS Mid Cap Growth Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$(853,816)	$(2,260,530)
Net realized gain (loss)	4,209,338	53,345,166
Net unrealized gain (loss)	(131,622,812)	7,698,109
Change in net assets from operations	$(128,267,290)	$58,782,745
Total distributions to shareholders	$(51,377,023)	$(88,068,256)
Change in net assets from fund share transactions	$46,656,883	$34,144,282
Total change in net assets	$(132,987,430)	$4,858,771
Net assets
At beginning of period	448,691,709	443,832,938
At end of period	$315,704,279	$448,691,709
See Notes to Financial Statements
14

MFS Mid Cap Growth Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$11.72	$12.64	$9.96	$8.23	$9.51
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.05)	$(0.03)	$(0.01)	$(0.02)
Net realized and unrealized gain (loss)	(3.28)	1.78	3.53	3.10	0.39
Total from investment operations	$(3.29)	$1.73	$3.50	$3.09	$0.37
Less distributions declared to shareholders
From net realized gain	$(1.27)	$(2.65)	$(0.82)	$(1.36)	$(1.65)
Net asset value, end of period (x)	$7.16	$11.72	$12.64	$9.96	$8.23
Total return (%) (k)(r)(s)(x)	(28.70)	14.11	36.48	38.66	1.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.81	0.81	0.81	0.81
Expenses after expense reductions	0.80	0.79	0.80	0.80	0.80
Net investment income (loss)	(0.17)	(0.44)	(0.26)	(0.07)	(0.18)
Portfolio turnover	27	18	40	17	21
Net assets at end of period (000 omitted)	$210,790	$306,174	$311,988	$290,512	$247,614
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$10.43	$11.53	$9.17	$7.68	$8.99
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.08)	$(0.05)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss)	(2.90)	1.63	3.23	2.88	0.38
Total from investment operations	$(2.93)	$1.55	$3.18	$2.85	$0.34
Less distributions declared to shareholders
From net realized gain	$(1.27)	$(2.65)	$(0.82)	$(1.36)	$(1.65)
Net asset value, end of period (x)	$6.23	$10.43	$11.53	$9.17	$7.68
Total return (%) (k)(r)(s)(x)	(28.79)	13.88	36.12	38.28	0.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.06	1.06	1.06	1.06	1.06
Expenses after expense reductions	1.05	1.04	1.05	1.05	1.05
Net investment income (loss)	(0.41)	(0.68)	(0.51)	(0.32)	(0.43)
Portfolio turnover	27	18	40	17	21
Net assets at end of period (000 omitted)	$104,914	$142,517	$131,845	$103,504	$86,560
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Mid Cap Growth Series
Notes to Financial Statements
(1)  Business and Organization
MFS Mid Cap Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other
16

MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$278,378,504	$50,390	$—	$278,428,894
Canada	10,843,446	—	—	10,843,446
Netherlands	8,591,045	—	—	8,591,045
Israel	5,118,834	—	—	5,118,834
Denmark	3,375,062	—	—	3,375,062
China	996,603	—	—	996,603
United Kingdom	517,370	—	—	517,370
Mutual Funds	7,781,244	—	—	7,781,244
Total	$315,602,108	$50,390	$—	$315,652,498
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, there were no securities on loan or collateral outstanding.
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MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$—	$1,064,357
Long-term capital gains	51,377,023	87,003,899
Total distributions	$51,377,023	$88,068,256
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$209,319,227
Gross appreciation	117,959,870
Gross depreciation	(11,626,599)
Net unrealized appreciation (depreciation)	$106,333,271
Undistributed long-term capital gain	4,656,283
Other temporary differences	(1,532)
Total distributable earnings (loss)	$110,988,022
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
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MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$33,177,661	$58,981,786
Service Class	18,199,362	29,086,470
Total	$51,377,023	$88,068,256
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $47,745, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $18,195, which equated to 0.0053% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $1,222.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0183% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $318,129.
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MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $6,948, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $91,196,245 and $99,112,579, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,834,622	$24,426,303	1,674,624	$20,742,554
Service Class	3,913,069	29,932,462	2,631,304	29,113,983
	6,747,691	$54,358,765	4,305,928	$49,856,537
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,314,495	$32,833,305	5,081,448	$58,385,837
Service Class	2,749,148	18,199,362	2,840,476	29,086,470
	7,063,643	$51,032,667	7,921,924	$87,472,307
Shares reacquired
Initial Class	(3,856,490)	$(32,740,496)	(5,317,486)	$(66,831,580)
Service Class	(3,480,324)	(25,994,053)	(3,239,455)	(36,352,982)
	(7,336,814)	$(58,734,549)	(8,556,941)	$(103,184,562)
Net change
Initial Class	3,292,627	$24,519,112	1,438,586	$12,296,811
Service Class	3,181,893	22,137,771	2,232,325	21,847,471
	6,474,520	$46,656,883	3,670,911	$34,144,282
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 22%, 7%, and 4%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $1,556 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
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MFS Mid Cap Growth Series
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,353,682	$53,177,301	$50,752,365	$(69)	$2,695	$7,781,244
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$155,049	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
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MFS Mid Cap Growth Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Mid Cap Growth Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

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MFS Mid Cap Growth Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
24

MFS Mid Cap Growth Series
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Eric Braz Eric Fischman Paul Gordon
25

MFS Mid Cap Growth Series
Board Review of Investment Advisory Agreement
MFS Mid Cap Growth Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
26

MFS Mid Cap Growth Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
27

MFS Mid Cap Growth Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $56,515,000 as capital gain dividends paid during the fiscal year.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report
December 31, 2022
MFS®  New Discovery Series
MFS® Variable Insurance Trust
VND-ANN

MFS® New Discovery Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS New Discovery Series
Portfolio Composition
Portfolio structure (i)
Top ten holdings
ChampionX Corp.	2.6%
Manchester United PLC, “A”	2.3%
WNS (Holdings) Ltd., ADR	2.2%
GFL Environmental, Inc.	2.2%
ExlService Holdings, Inc.	2.0%
Element Solutions, Inc.	2.0%
Sensata Technologies Holding PLC	2.0%
Skechers USA, Inc., “A”	1.8%
Ingevity Corp.	1.8%
Axalta Coating Systems Ltd.	1.8%

GICS equity sectors (g)(i)
Information Technology	23.1%
Health Care	16.9%
Industrials	14.4%
Consumer Discretionary	14.3%
Financials	9.3%
Energy	7.2%
Materials	5.5%
Communication Services	2.3%
Real Estate	1.4%
Consumer Staples	1.3%
Equity Warrants	0.1%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS New Discovery Series
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS New Discovery Series (fund) provided a total return of -29.76%, while Service Class shares of the fund provided a total return of -29.99%. These compare with a return of -26.36% over the same period for the fund’s benchmark, the Russell 2000® Growth Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection in the industrials sector detracted from performance relative to the Russell 2000® Growth Index, led by the fund’s holdings of building products manufacturer AZEK(b) and an overweight position in agriculture equipment supplier Hydrofarm(h). The timing of the fund’s overweight position in mobile auction platform provider ACV Auctions also hindered relative returns. Although ACV Auctions posted solid financial results, its subdued revenue guidance, owing to new car supply constraints and weaker retail vehicle purchases, weighed on the stock price.
The fund’s underweight allocation to the strong-performing energy sector held back relative performance, however, there were no individual securities within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors for the reporting period.
The fund’s overweight position and, to a lesser degree, security selection in the information technology sector also weakened relative performance. Here, the fund’s overweight positions in security risk intelligence solutions provider Rapid7 and cloud-based virtual banking solutions provider Q2 Holdings, and its holdings of global technology consultancy company Thoughtworks Holding(b) and digital outsourcing services provider TaskUs(b), dampened relative results. The stock price of Rapid7 declined as the company noted that sales were held back as customers appeared to be hesitant to justify the costs of information security spending.
Elsewhere, the fund’s holdings of outsourced clinical development company Syneos Health(b) and life sciences company Maravai Lifesciences Holdings(b), and an overweight position in lending risk software solutions company Open Lending, detracted from relative returns. The stock price of Syneos Health fell as the company reported lower-than-expected revenue and depressed margins.
Contributors to Performance
Stock selection in the communication services sector contributed to relative results, led by the fund’s holdings of soccer club Manchester United(b) (United Kingdom). The stock price of Manchester United jumped after the company announced it was exploring strategic alternatives including the sale of the club.
3

MFS New Discovery Series
Management Review - continued
Stocks in other sectors that strengthened relative results included the fund’s overweight positions in operations management and analytics company ExlService Holdings, commerce payment solutions manager EVO Payments(h), specialty chemicals and energy equipment provider ChampionX, surgical robotics company PROCEPT BioRobotics and custody services provider for health care plans and saving accounts HealthEquity. Additionally, the fund’s holdings of national security information solutions company CACI International(b), auction company Ritchie Bros. Auctioneers(b), footwear company Skechers USA(b) and discount retailer Five Below(b) were also among the fund’s top relative contributors.
The fund’s cash and/or cash equivalents position during the period also benefited relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Michael Grossman
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS New Discovery Series
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/01/98	(29.76)%	7.81%	9.99%
Service Class	5/01/00	(29.99)%	7.53%	9.71%
Comparative benchmark(s)
Russell 2000® Growth Index (f)	(26.36)%	3.51%	9.20%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 2000® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS New Discovery Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS New Discovery Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.87%	$1,000.00	$1,029.34	$4.45
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class	Actual	1.12%	$1,000.00	$1,027.30	$5.72
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS New Discovery Series
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.8%
Aerospace & Defense – 1.9%
AeroVironment, Inc. (a)	40,236	$ 3,446,616
CACI International, Inc., “A” (a)	22,451	6,748,546
Kratos Defense & Security Solutions, Inc. (a)	194,494	2,007,178
		$12,202,340
Airlines – 0.5%
JetBlue Airways Corp. (a)	506,334	$ 3,281,044
Apparel Manufacturers – 2.6%
On Holding AG (a)	284,859	$ 4,888,180
Skechers USA, Inc., “A” (a)	288,946	12,121,285
		$17,009,465
Automotive – 2.4%
Methode Electronics, Inc.	177,212	$ 7,862,896
Visteon Corp. (a)	58,555	7,660,751
		$15,523,647
Biotechnology – 3.4%
Abcam PLC, ADR (a)	449,113	$ 6,988,198
Adaptive Biotechnologies Corp. (a)	211,523	1,616,036
AlloVir, Inc. (a)	165,962	851,385
BioAtla, Inc. (a)	105,598	871,184
BioXcel Therapeutics, Inc. (a)	89,597	1,924,544
Immunocore Holdings PLC, ADR (a)	72,000	4,109,040
Lyell Immunopharma, Inc. (a)	210,617	730,841
MaxCyte, Inc. (a)	379,301	2,070,983
Oxford Nanopore Technologies PLC (a)	663,620	1,977,629
Prelude Therapeutics, Inc. (a)	101,925	615,627
Sana Biotechnology, Inc. (a)(l)	162,437	641,626
		$22,397,093
Brokerage & Asset Managers – 4.6%
Focus Financial Partners, “A” (a)	192,854	$ 7,187,669
GCM Grosvenor, Inc., “A” (l)	637,985	4,855,066
Hamilton Lane, Inc., “A”	147,346	9,412,462
WisdomTree Investments, Inc.	1,693,312	9,228,550
		$30,683,747
Business Services – 10.3%
ExlService Holdings, Inc. (a)	79,458	$ 13,462,569
Keywords Studios PLC	264,835	8,721,493
Payoneer Global, Inc. (a)	945,380	5,171,229
Remitly Global, Inc. (a)	795,084	9,103,712
TaskUs, Inc., “A” (a)	420,366	7,104,185
Thoughtworks Holding, Inc. (a)	1,011,173	10,303,853
WNS (Holdings) Ltd., ADR (a)	181,214	14,495,308
		$68,362,349
Chemicals – 3.8%
Element Solutions, Inc.	716,134	$ 13,026,478
Ingevity Corp. (a)	168,707	11,883,721
		$24,910,199
8

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 6.9%
Alkami Technology, Inc. (a)(l)	480,771	$ 7,014,449
Definitive Healthcare Corp. (a)	380,897	4,186,058
DoubleVerify Holdings, Inc. (a)	239,476	5,258,893
Kinaxis, Inc. (a)	29,548	3,315,094
nCino, Inc. (a)	118,337	3,128,830
Open Lending Corp., “A” (a)	309,157	2,086,810
Paycor HCM, Inc. (a)	219,934	5,381,785
Paylocity Holding Corp. (a)	15,111	2,935,463
Procore Technologies, Inc. (a)	137,360	6,480,645
Sabre Corp. (a)	973,230	6,014,561
		$45,802,588
Computer Software - Systems – 3.8%
Five9, Inc. (a)	106,635	$ 7,236,251
Nuvei Corp. (a)	200,553	5,096,052
Q2 Holdings, Inc. (a)	242,542	6,517,103
Rapid7, Inc. (a)	176,702	6,004,334
		$24,853,740
Construction – 2.0%
AZEK Co., Inc. (a)	522,730	$ 10,621,873
Trex Co., Inc. (a)	65,511	2,773,081
		$13,394,954
Consumer Services – 2.9%
Boyd Group Services, Inc.	49,988	$ 7,721,928
Bright Horizons Family Solutions, Inc. (a)	98,205	6,196,735
European Wax Center, Inc., “A”	414,004	5,154,350
		$19,073,013
Electrical Equipment – 2.6%
Littlefuse, Inc.	18,864	$ 4,153,853
Sensata Technologies Holding PLC	320,262	12,932,179
		$17,086,032
Electronics – 0.8%
Advanced Energy Industries, Inc.	63,756	$ 5,468,990
Energy - Independent – 3.1%
Magnolia Oil & Gas Corp., “A”	461,794	$ 10,829,069
Matador Resources Co.	169,818	9,720,383
		$20,549,452
Entertainment – 3.1%
Manchester United PLC, “A”	658,483	$ 15,362,408
Vivid Seats, Inc., “A” (a)(l)	717,498	5,237,736
		$20,600,144
Food & Beverages – 1.3%
Duckhorn Portfolio, Inc. (a)	463,164	$ 7,674,627
Oatly Group AB, ADR (a)(l)	620,375	1,079,453
		$8,754,080
9

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 2.0%
Genius Sports Ltd. (a)	774,772	$ 2,765,936
Penn Entertainment, Inc. (a)	353,123	10,487,753
		$13,253,689
General Merchandise – 2.9%
Five Below, Inc. (a)	47,165	$ 8,342,073
Ollie's Bargain Outlet Holdings, Inc. (a)	225,377	10,556,659
		$18,898,732
Leisure & Toys – 2.2%
Brunswick Corp.	132,451	$ 9,547,068
Corsair Gaming, Inc. (a)	167,422	2,271,917
Funko, Inc., “A” (a)	275,169	3,002,094
		$14,821,079
Machinery & Tools – 1.7%
Ritchie Bros. Auctioneers, Inc.	195,558	$ 11,309,119
Medical & Health Technology & Services – 3.5%
Certara, Inc. (a)	534,220	$ 8,584,915
HealthEquity, Inc. (a)	83,978	5,176,404
Syneos Health, Inc. (a)	253,029	9,281,104
		$23,042,423
Medical Equipment – 6.5%
Bruker BioSciences Corp.	137,691	$ 9,411,180
Envista Holdings Corp. (a)	326,091	10,979,484
Gerresheimer AG	122,024	8,202,969
Maravai Lifesciences Holdings, Inc., “A” (a)	208,685	2,986,282
OptiNose, Inc. (a)	581,679	1,076,106
Outset Medical, Inc. (a)	137,227	3,543,201
PROCEPT BioRobotics Corp. (a)	70,924	2,946,183
Silk Road Medical, Inc. (a)	74,631	3,944,249
		$43,089,654
Oil Services – 4.1%
Cactus, Inc., “A”	192,967	$ 9,698,521
ChampionX Corp.	603,630	17,499,234
		$27,197,755
Other Banks & Diversified Financials – 4.3%
First Interstate BancSystem, Inc.	165,373	$ 6,391,667
Pacific Premier Bancorp, Inc.	148,824	4,696,885
Prosperity Bancshares, Inc.	93,893	6,824,143
Umpqua Holdings Corp.	336,577	6,007,900
United Community Bank, Inc.	140,169	4,737,712
		$28,658,307
Pharmaceuticals – 2.2%
Annexon, Inc. (a)	157,851	$ 816,090
Collegium Pharmaceutical, Inc. (a)	162,847	3,778,050
Harmony Biosciences Holdings (a)	65,388	3,602,879
Neurocrine Biosciences, Inc. (a)	34,908	4,169,411
10

MFS New Discovery Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
SpringWorks Therapeutics, Inc. (a)	86,179	$ 2,241,516
		$14,607,946
Pollution Control – 2.2%
GFL Environmental, Inc.	491,979	$ 14,380,546
Real Estate – 1.5%
STAG Industrial, Inc., REIT	296,248	$ 9,571,773
Specialty Chemicals – 1.8%
Axalta Coating Systems Ltd. (a)	460,737	$ 11,734,971
Specialty Stores – 2.3%
ACV Auctions, Inc. (a)	794,643	$ 6,524,019
Leslie's, Inc. (a)	273,331	3,337,371
Petco Health & Wellness Co., Inc. (a)	581,072	5,508,563
		$15,369,953
Trucking – 2.6%
CryoPort, Inc. (a)	236,958	$ 4,111,221
Knight-Swift Transportation Holdings, Inc.	168,298	8,820,498
Saia, Inc. (a)	20,886	4,379,377
		$17,311,096
Total Common Stocks (Identified Cost, $710,435,328)		$633,199,920
	Strike Price	First Exercise
Warrants – 0.0%
Medical Equipment – 0.0%
OptiNose, Inc. (1 share for 1 warrant, Expiration 11/23/27) (a) (Identified Cost, $1,867)	$2.57	11/23/22	186,662	$ 0

Investment Companies (h) – 4.5%
Money Market Funds – 4.5%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $29,970,329)	29,971,406	$ 29,980,397
Collateral for Securities Loaned – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.33% (j) (Identified Cost, $1,203,212)	1,203,212	$ 1,203,212
Other Assets, Less Liabilities – (0.5)%		(3,034,773)
Net Assets – 100.0%		$661,348,756
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $29,980,397 and $634,403,132, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
11

MFS New Discovery Series
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
12

MFS New Discovery Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value, including $1,411,721 of securities on loan (identified cost, $711,640,407)	$634,403,132
Investments in affiliated issuers, at value (identified cost, $29,970,329)	29,980,397
Receivables for
Fund shares sold	80,819
Interest and dividends	332,317
Other assets	2,754
Total assets	$664,799,419
Liabilities
Payables for
Investments purchased	$1,090,269
Fund shares reacquired	938,150
Collateral for securities loaned, at value (c)	1,203,212
Payable to affiliates
Investment adviser	46,888
Administrative services fee	830
Shareholder servicing costs	820
Distribution and/or service fees	7,637
Payable for independent Trustees' compensation	14
Accrued expenses and other liabilities	162,843
Total liabilities	$3,450,663
Net assets	$661,348,756
Net assets consist of
Paid-in capital	$839,381,665
Total distributable earnings (loss)	(178,032,909)
Net assets	$661,348,756
Shares of beneficial interest outstanding	67,721,752
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$286,746,989	25,359,618	$11.31
Service Class	374,601,767	42,362,134	8.84
(c)	Non-cash collateral is not included.
See Notes to Financial Statements
13

MFS New Discovery Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$4,091,133
Dividends from affiliated issuers	480,323
Income on securities loaned	125,890
Other	102,244
Foreign taxes withheld	(71,271)
Total investment income	$4,728,319
Expenses
Management fee	$6,649,253
Distribution and/or service fees	1,054,302
Shareholder servicing costs	37,871
Administrative services fee	123,352
Independent Trustees' compensation	12,719
Custodian fee	50,521
Shareholder communications	6,756
Audit and tax fees	62,400
Legal fees	2,817
Miscellaneous	37,160
Total expenses	$8,037,151
Reduction of expenses by investment adviser	(550,868)
Net expenses	$7,486,283
Net investment income (loss)	$(2,757,964)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(88,704,735)
Affiliated issuers	(245)
Foreign currency	(20,355)
Net realized gain (loss)	$(88,725,335)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(207,357,539)
Affiliated issuers	10,068
Translation of assets and liabilities in foreign currencies	(10,600)
Net unrealized gain (loss)	$(207,358,071)
Net realized and unrealized gain (loss)	$(296,083,406)
Change in net assets from operations	$(298,841,370)
See Notes to Financial Statements
14

MFS New Discovery Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$(2,757,964)	$(5,975,158)
Net realized gain (loss)	(88,725,335)	250,738,974
Net unrealized gain (loss)	(207,358,071)	(225,003,293)
Change in net assets from operations	$(298,841,370)	$19,760,523
Total distributions to shareholders	$(245,542,542)	$(180,031,167)
Change in net assets from fund share transactions	$200,448,615	$114,963,905
Total change in net assets	$(343,935,297)	$(45,306,739)
Net assets
At beginning of period	1,005,284,053	1,050,590,792
At end of period	$661,348,756	$1,005,284,053
See Notes to Financial Statements
15

MFS New Discovery Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$23.30	$26.96	$20.28	$17.46	$20.10
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.11)	$(0.06)	$(0.07)	$(0.09)
Net realized and unrealized gain (loss)	(6.56)	0.92	8.84	6.89	0.35
Total from investment operations	$(6.60)	$0.81	$8.78	$6.82	$0.26
Less distributions declared to shareholders
From net realized gain	$(5.39)	$(4.47)	$(2.10)	$(4.00)	$(2.90)
Net asset value, end of period (x)	$11.31	$23.30	$26.96	$20.28	$17.46
Total return (%) (k)(r)(s)(x)	(29.76)	1.80	45.89	41.70	(1.48)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.94	0.95	0.95	0.96
Expenses after expense reductions	0.87	0.87	0.91	0.94	0.94
Net investment income (loss)	(0.23)	(0.42)	(0.30)	(0.33)	(0.43)
Portfolio turnover	48	79	80	54	71
Net assets at end of period (000 omitted)	$286,747	$433,168	$465,663	$343,133	$272,039
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$19.84	$23.61	$18.02	$15.91	$18.57
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.16)	$(0.10)	$(0.11)	$(0.13)
Net realized and unrealized gain (loss)	(5.55)	0.86	7.79	6.22	0.37
Total from investment operations	$(5.61)	$0.70	$7.69	$6.11	$0.24
Less distributions declared to shareholders
From net realized gain	$(5.39)	$(4.47)	$(2.10)	$(4.00)	$(2.90)
Net asset value, end of period (x)	$8.84	$19.84	$23.61	$18.02	$15.91
Total return (%) (k)(r)(s)(x)	(29.99)	1.57	45.58	41.27	(1.72)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.20	1.19	1.20	1.20	1.21
Expenses after expense reductions	1.12	1.12	1.16	1.19	1.19
Net investment income (loss)	(0.48)	(0.66)	(0.56)	(0.58)	(0.68)
Portfolio turnover	48	79	80	54	71
Net assets at end of period (000 omitted)	$374,602	$572,116	$584,928	$472,393	$358,912
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS New Discovery Series
Notes to Financial Statements
(1)  Business and Organization
MFS New Discovery Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the
17

MFS New Discovery Series
Notes to Financial Statements  - continued
determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$523,866,020	$0	$—	$523,866,020
Canada	41,822,739	—	—	41,822,739
United Kingdom	39,924,704	—	—	39,924,704
India	14,495,308	—	—	14,495,308
Germany	8,202,969	—	—	8,202,969
Switzerland	4,888,180	—	—	4,888,180
Mutual Funds	31,183,609	—	—	31,183,609
Total	$664,383,529	$0	$—	$664,383,529
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $1,411,721. The fair value of the fund's investment securities on loan and a related liability of $1,203,212 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $316,408 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated
18

MFS New Discovery Series
Notes to Financial Statements  - continued
between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, passive foreign investment companies, and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$79,285,102	$67,762,150
Long-term capital gains	166,257,440	112,269,017
Total distributions	$245,542,542	$180,031,167
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$760,977,345
Gross appreciation	101,215,700
Gross depreciation	(197,809,516)
Net unrealized appreciation (depreciation)	$(96,593,816)
Capital loss carryforwards	(81,431,515)
Other temporary differences	(7,578)
Total distributable earnings (loss)	$(178,032,909)
19

MFS New Discovery Series
Notes to Financial Statements  - continued
As of December 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(58,685,511)
Long-Term	(22,746,004)
Total	$(81,431,515)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$97,259,181	$72,327,744
Service Class	148,283,361	107,703,423
Total	$245,542,542	$180,031,167
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion	0.80%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $103,011, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.87% of average daily net assets for the Initial Class shares and 1.12% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $447,857, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $34,377, which equated to 0.0047% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $3,494.
20

MFS New Discovery Series
Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0167% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $3,035,940.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $97,878, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $345,756,253 and $385,491,961, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,032,873	$34,222,306	1,685,787	$45,986,516
Service Class	11,519,641	168,576,091	5,330,620	125,627,263
	13,552,514	$202,798,397	7,016,407	$171,613,779
Shares issued to shareholders in reinvestment of distributions
Initial Class	8,064,609	$97,259,181	2,879,289	$72,327,744
Service Class	15,707,983	148,283,361	5,030,520	107,703,423
	23,772,592	$245,542,542	7,909,809	$180,031,167
Shares reacquired
Initial Class	(3,327,692)	$(53,400,187)	(3,248,656)	$(88,338,013)
Service Class	(13,705,736)	(194,492,137)	(6,295,130)	(148,343,028)
	(17,033,428)	$(247,892,324)	(9,543,786)	$(236,681,041)
Net change
Initial Class	6,769,790	$78,081,300	1,316,420	$29,976,247
Service Class	13,521,888	122,367,315	4,066,010	84,987,658
	20,291,678	$200,448,615	5,382,430	$114,963,905
21

MFS New Discovery Series
Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio was the owner of record of approximately 2% of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $3,580 and $2,911, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$34,793,849	$225,722,332	$230,545,607	$(245)	$10,068	$29,980,397
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$480,323	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
22

MFS New Discovery Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS New Discovery Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS New Discovery Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
25

MFS New Discovery Series
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Michael Grossman
26

MFS New Discovery Series
Board Review of Investment Advisory Agreement
MFS New Discovery Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS New Discovery Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
28

MFS New Discovery Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $182,884,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 3.66% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2022
MFS®  Total Return Bond Series
MFS® Variable Insurance Trust
VFB-ANN

MFS® Total Return Bond Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Bond Series
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Total Return Bond Series
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
Investment Grade Corporates	32.5%
U.S. Treasury Securities	28.6%
Mortgage-Backed Securities	21.7%
Collateralized Debt Obligations	10.0%
Commercial Mortgage-Backed Securities	7.6%
High Yield Corporates	6.5%
Municipal Bonds	3.0%
Emerging Markets Bonds	1.4%
U.S. Government Agencies	1.0%
Asset-Backed Securities	0.7%
Non-U.S. Government Bonds	0.1%
Residential Mortgage-Backed Securities (o)	0.0%
Composition including fixed income credit quality (a)(i)
AAA	8.1%
AA	4.6%
A	14.2%
BBB	27.0%
BB	6.2%
B	1.5%
CCC	0.2%
C (o)	0.0%
U.S. Government	14.0%
Federal Agencies	22.7%
Not Rated	14.6%
Cash & Cash Equivalents	1.5%
Other (q)	(14.6)%
Portfolio facts
Average Duration (d)	6.1
Average Effective Maturity (m)	7.4 yrs.

2

MFS Total Return Bond Series
Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

MFS Total Return Bond Series
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Total Return Bond Series (fund) provided a total return of -13.93%, while Service Class shares of the fund provided a total return of -14.18%. These compare with a return of -13.01% over the same period for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg U.S. Aggregate Bond Index, the fund’s asset allocation decisions detracted from relative performance. From a sector perspective, the fund's underweight exposure to the treasury sector combined with its exposure to the collateralized mortgage obligation (CMO) sector, for which the benchmark has no exposure, held back relative returns. From a quality perspective, the fund's overweight exposure to both 'A' and ‘BBB’ rated(r) bonds weighed on relative results. The fund’s yield curve(y) positioning was another detractor from relative returns. Additionally, bond selection in the industrials sector weakened relative performance.
Conversely, the fund's shorter relative duration(d) stance was a primary contributor to relative performance as interest rates rose during the reporting period. An underweight exposure to 'AAA' rated(r) bonds and the fund’s exposure to ‘BB’ rated bonds, for which the benchmark has no exposure, further supported relative results.
Respectfully,
Portfolio Manager(s)
Alexander Mackey and Joshua Marston
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the
4

MFS Total Return Bond Series
Management Review - continued
lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

MFS Total Return Bond Series
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/24/95	(13.93)%	0.19%	1.39%
Service Class	5/01/00	(14.18)%	(0.08)%	1.13%
Comparative benchmark(s)
Bloomberg U.S. Aggregate Bond Index (f)	(13.01)%	0.02%	1.06%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
6

MFS Total Return Bond Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

MFS Total Return Bond Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.52%	$1,000.00	$972.69	$2.59
	Hypothetical (h)	0.52%	$1,000.00	$1,022.58	$2.65
Service Class	Actual	0.77%	$1,000.00	$971.52	$3.83
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
8

MFS Total Return Bond Series
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 97.8%
Aerospace & Defense – 1.1%
Boeing Co., 2.196%, 2/04/2026	$6,236,000	$ 5,665,797
Boeing Co., 5.15%, 5/01/2030	1,704,000	1,662,489
Boeing Co., 5.705%, 5/01/2040	1,595,000	1,520,932
Boeing Co., 5.805%, 5/01/2050	3,159,000	2,928,948
TransDigm, Inc., 4.625%, 1/15/2029	5,158,000	4,535,275
		$16,313,441
Asset-Backed & Securitized – 18.1%
ACREC 2021-FL1 Ltd., “C”, FLR, 6.476% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)	$2,546,000	$ 2,348,155
ACREC 2021-FL1 Ltd., “D”, FLR, 6.976% (LIBOR - 1mo. + 2.65%), 10/16/2036 (n)	3,070,500	2,827,519
ACRES 2021-FL2 Issuer Ltd., “C”, FLR, 6.976% (LIBOR - 1mo. + 2.65%), 1/15/2037 (n)	3,129,000	2,899,927
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 5.877% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	5,554,267	5,450,808
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS”, FLR, 5.9% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)	980,500	965,169
Arbor Realty Trust, Inc., CLO, 2019-FL2, “B”, FLR, 6.2% (LIBOR - 1mo. + 1.75%), 9/15/2034 (n)	784,500	755,272
Arbor Realty Trust, Inc., CLO, 2020-FL1, “C”, FLR, 6.5% (LIBOR - 1mo. + 2.05%), 2/15/2035 (n)	3,529,000	3,386,510
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 6.27% (LIBOR - 1mo. + 2%), 12/15/2035 (n)	905,000	844,014
Arbor Realty Trust, Inc., CLO, 2021-FL1, “D”, FLR, 7.22% (LIBOR - 1mo. + 2.95%), 12/15/2035 (n)	831,500	769,512
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 5.917% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)	1,152,500	1,085,913
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 6.168% (LIBOR - 1mo. + 1.85%), 8/15/2034 (n)	1,740,000	1,570,409
Arbor Realty Trust, Inc., CLO, 2021-FL3, “D”, FLR, 6.517% (LIBOR - 1mo. + 2.2%), 8/15/2034 (n)	964,500	895,958
Arbor Realty Trust, Inc., CLO, 2021-FL4, “C”, FLR, 6.618% (LIBOR - 1mo. + 2.3%), 11/15/2036 (n)	3,443,500	3,168,388
Arbor Realty Trust, Inc., CLO, 2022-FL1, “D”, FLR, 6.807% (SOFR - 30 day + 3%), 1/15/2037 (n)	9,290,000	8,545,984
AREIT 2019-CRE3 Trust, “A”, FLR, 5.71% (LIBOR - 1mo. + 1.02%), 9/14/2036 (n)	57,750	57,110
AREIT 2019-CRE3 Trust, “B”, FLR, 5.99% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	2,569,500	2,468,036
AREIT 2019-CRE3 Trust, “C”, FLR, 6.34% (SOFR - 1mo. + 2.014%), 9/14/2036 (n)	2,242,500	2,123,154
AREIT 2019-CRE3 Trust, “D”, FLR, 7.09% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	1,849,000	1,715,375
AREIT 2022-CRE6 Trust, “B”, FLR, 5.675% (SOFR - 30 day + 1.85%), 1/16/2037 (n)	1,126,000	1,034,435
AREIT 2022-CRE6 Trust, “C”, FLR, 5.975% (SOFR - 30 day + 2.15%), 1/16/2037 (n)	2,322,000	2,158,262
AREIT 2022-CRE6 Trust, “D”, FLR, 6.676% (SOFR - 30 day + 2.85%), 1/16/2037 (n)	987,000	911,812
Atrium XII Corp., 2012-A, “B1R”, FLR, 5.674% (LIBOR - 3mo. + 1.35%), 4/22/2027 (n)	7,430,000	7,276,949
Bayview Commercial Asset Trust, 0%, 12/25/2036 (i)(z)	67,085	7
Bayview Financial Revolving Mortgage Loan Trust, FLR, 5.988% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	27,665	34,000
BBCMS Mortgage Trust, 2019-C5, “A4”, 3.063%, 11/15/2052	2,755,000	2,423,037
BDS 2019-FL4 Ltd., “A”, FLR, 5.426% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	96,777	96,777
BDS 2021-FL7 Ltd., “B”, FLR, 5.839% (LIBOR - 1mo. + 1.5%), 6/16/2036 (n)	1,259,500	1,181,668
Bear Stearns Cos., Inc., “A2”, FLR, 5.288% (LIBOR - 1mo. + 0.45%), 12/25/2042	25,121	25,095
Brazos Securitization LLC, 5.413%, 9/01/2052 (n)	3,427,000	3,233,483
BSPDF 2021-FL1 Issuer Ltd., “B”, FLR, 6.117% (LIBOR - 1mo. + 1.8%), 10/15/2036 (n)	4,380,500	4,120,929
BSPRT 2019-FL5 Issuer Ltd., “C”, FLR, 6.317% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	3,295,000	3,202,213
BSPRT 2021-FL6 Issuer Ltd., “B”, FLR, 5.917% (LIBOR - 1mo. + 1.6%), 3/15/2036 (n)	3,669,500	3,367,963
BSPRT 2021-FL6 Issuer Ltd., “C”, FLR, 6.367% (LIBOR - 1mo. + 2.05%), 3/15/2036 (n)	1,288,000	1,191,947
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 6.617% (LIBOR - 1mo. + 2.3%), 12/15/2038 (n)	836,500	770,567
BSPRT 2021-FL7 Issuer Ltd., “D”, FLR, 7.068% (LIBOR - 1mo. + 2.75%), 12/15/2038 (n)	952,500	880,320
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	952,337	867,425
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	470,686	398,932
BXMT 2020-FL2 Ltd., “B”, FLR, 5.84% (LIBOR - 1mo. + 1.4%), 2/15/2038 (n)	1,731,000	1,632,795
Cantor Commercial Real Estate, 2019-CF2, “A5”, 2.874%, 11/15/2052	6,645,635	5,711,658
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	2,390,484	2,233,486
CHCP 2021-FL1 Ltd., “B”, FLR, 6.09% (LIBOR - 1mo. + 1.65%), 2/15/2038 (n)	1,102,500	1,042,747
CHCP 2021-FL1 Ltd., “C”, FLR, 6.54% (LIBOR - 1mo. + 2.1%), 2/15/2038 (n)	1,249,000	1,155,765
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	3,128,793	3,009,259
Citigroup Commercial Mortgage Trust, 2016-P6, “A5”, 3.72%, 12/10/2049	1,754,000	1,646,813
CLNC 2019-FL1 Ltd., “B”, FLR, 6.339% (LIBOR - 1mo. + 1.9%), 8/20/2035 (n)	1,850,000	1,767,259
CLNC 2019-FL1 Ltd., “C”, FLR, 6.839% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	3,006,500	2,800,655
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	10,000,000	9,517,394
9

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	$2,888,848	$ 2,767,535
Credit Acceptance Auto Loan Trust, 2021-3A, “C”, 1.63%, 9/16/2030 (n)	523,000	471,524
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,695,346	2,557,642
Cutwater 2014-1A Ltd., “BR”, FLR, 6.479% (LIBOR - 3mo. + 2.4%), 7/15/2026 (n)	1,177,498	1,170,834
Cutwater 2015-1A Ltd., “BR”, FLR, 5.879% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	10,770,000	10,551,229
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	7,904,407	7,495,172
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 5.894% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)	6,545,000	6,155,913
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	12,188,428	11,529,626
JPMorgan Chase Commercial Mortgage Securities Corp., 5.639%, 7/15/2042 (n)	13,513	10,996
JPMorgan Mortgage Trust, “A1”, 2.918%, 10/25/2033	49,291	43,959
LCCM 2021-FL2 Trust, “C”, FLR, 6.467% (LIBOR - 1mo. + 2.15%), 12/13/2038 (n)	1,985,500	1,885,397
Lehman Brothers Commercial Conduit Mortgage Trust, 0.764%, 2/18/2030 (i)	456	0
LoanCore 2018-CRE1 Ltd., “AS”, FLR, 5.817% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	5,271,577	5,252,310
LoanCore 2018-CRE1 Ltd., “C”, FLR, 6.867% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	2,340,000	2,246,568
LoanCore 2018-CRE1 Ltd., “C”, FLR, 6.267% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	1,836,900	1,801,885
LoanCore 2018-CRE3 Ltd., “B”, FLR, 5.918% (LIBOR - 1mo. + 1.6%), 4/15/2034 (n)	1,873,800	1,857,395
LoanCore 2019-CRE2 Ltd., “D”, FLR, 6.767% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	1,121,500	1,092,895
LoanCore 2019-CRE3 Ltd., “AS”, FLR, 5.687% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	1,329,137	1,323,225
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 6.067% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	5,666,000	5,326,009
LoanCore 2021-CRE5 Ltd., “B”, FLR, 6.317% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	5,318,000	4,979,902
LoanCore 2021-CRE6 Ltd., “B”, FLR, 6.218% (LIBOR - 1mo. + 1.9%), 11/15/2038 (n)	9,970,000	9,298,082
Madison Park Funding Ltd., 2017- 23A, “CR”, FLR, 6.358% (LIBOR - 3mo. + 2%), 7/27/2031 (n)	5,894,060	5,635,128
Merrill Lynch Mortgage Investors, Inc., “A”, 3.674%, 5/25/2036	50,625	48,865
Merrill Lynch Mortgage Investors, Inc., “A5”, 2.847%, 4/25/2035	76,620	67,109
MF1 2020-FL4 Ltd., “AS”, FLR, 6.55% (LIBOR - 1mo. + 2.1%), 11/15/2035 (n)	2,602,500	2,524,745
MF1 2021-FL5 Ltd., “C”, FLR, 6.15% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)	2,589,000	2,411,736
MF1 2022-FL8 Ltd., “C”, FLR, 6.026% (SOFR - 30 day + 2.2%), 2/19/2037 (n)	2,433,741	2,250,486
MF1 2022-FL8 Ltd., “D”, FLR, 6.476% (SOFR - 30 day + 2.65%), 2/19/2037 (n)	1,407,473	1,294,592
Neuberger Berman CLO Ltd., 2013-15A, “CR2”, FLR, 5.929% (LIBOR - 3mo. + 1.85%), 10/15/2029 (n)	7,481,614	7,067,462
Oaktree CLO 2019-1A Ltd., “BR”, FLR, 6.074% (LIBOR - 3mo. + 1.75%), 4/22/2030 (n)	5,000,000	4,787,410
Oaktree CLO 2019-1A Ltd., “CR”, FLR, 6.674% (LIBOR - 3mo. + 2.35%), 4/22/2030 (n)	5,744,568	5,369,396
Palmer Square Loan Funding 2020-1A Ltd., “A2”, FLR, 6.025% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	3,930,000	3,862,369
Palmer Square Loan Funding 2020-1A Ltd., “B”, FLR, 6.575% (LIBOR - 3mo. + 1.9%), 2/20/2028 (n)	3,453,628	3,394,899
Parallel 2015-1A Ltd., “C1R”, FLR, 5.992% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	1,680,000	1,658,881
Parallel 2015-1A Ltd., “C2R”, FLR, 5.992% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	1,810,000	1,768,162
PFP III 2021-7 Ltd., “B”, FLR, 5.726% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)	935,953	874,832
PFP III 2021-7 Ltd., “C”, FLR, 5.976% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)	1,640,418	1,522,121
PFP III 2021-8 Ltd., “D”, FLR, 6.476% (LIBOR - 1mo. + 2.15%), 8/09/2037 (n)	3,737,500	3,480,089
Preferred Term Securities XIX Ltd., CDO, FLR, 5.119% (LIBOR - 3mo. + 0.35%), 12/22/2035 (n)	131,341	117,564
Race Point CLO Ltd., 2013-8A, “AR-2”, FLR, 5.715% (LIBOR - 3mo. + 1.04%), 2/20/2030 (n)	3,506,066	3,456,070
ReadyCap Commercial Mortgage Trust, 2021-FL7, “C”, FLR, 6.588% (LIBOR - 1mo. + 2.2%), 11/25/2036 (n)	1,340,000	1,235,136
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 7.338% (LIBOR - 1mo. + 2.95%), 11/25/2036 (n)	1,575,000	1,451,495
Residential Funding Mortgage Securities, Inc., FGIC, 4.223%, 12/25/2035	2,975	2,950
Santander Retail Auto Lease Trust, 2020-A, “C”, 2.08%, 3/20/2024 (n)	2,276,000	2,264,032
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	314,121	311,985
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	374,600	372,272
Starwood Commercial Mortgage, 2021-FL2, “C”, FLR, 6.426% (LIBOR - 1mo. + 2.1%), 4/18/2038 (n)	2,027,000	1,876,871
Starwood Commercial Mortgage, 2022-FL3, “B”, FLR, 5.757% (SOFR - 30 day + 1.95%), 11/15/2038 (n)	1,391,000	1,312,961
Starwood Commercial Mortgage, 2022-FL3, “C”, FLR, 6.007% (SOFR - 30 day + 2.2%), 11/15/2038 (n)	2,632,000	2,442,251
TICP CLO 2018-IA Ltd., “A2”, FLR, 5.826% (LIBOR - 3mo. + 1.5%), 4/26/2028 (n)	6,750,828	6,637,437
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	5,865,766	5,480,808
Voya CLO 2012-4A Ltd., “A2R3”, FLR, 5.529% (LIBOR - 3mo. + 1.45%), 10/15/2030 (n)	1,957,793	1,859,408
Voya CLO 2012-4A Ltd., “BR3”, FLR, 6.029% (LIBOR - 3mo. + 1.95%), 10/15/2030 (n)	828,265	754,491
Voya CLO 2012-4A Ltd., “C1R3”, FLR, 7.379% (LIBOR - 3mo. + 3.3%), 10/15/2030 (n)	1,187,823	1,058,017
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	13,071,416	12,235,275
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	3,970,000	3,651,236
		$277,927,504
10

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Automotive – 0.1%
Volkswagen Group of America Finance LLC, 3.75%, 5/13/2030 (n)	$2,118,000	$ 1,861,217
Broadcasting – 1.2%
Discovery, Inc., 4.65%, 5/15/2050	$4,028,000	$ 2,770,122
Prosus N.V., 3.68%, 1/21/2030 (n)	4,905,000	4,078,245
Warnermedia Holdings, Inc., 5.05%, 3/15/2042 (n)	5,334,000	4,080,949
Warnermedia Holdings, Inc., 5.141%, 3/15/2052 (n)	4,694,000	3,412,380
Warnermedia Holdings, Inc., 5.391%, 3/15/2062 (n)	1,915,000	1,397,976
WMG Acquisition Corp., 3%, 2/15/2031 (n)	3,382,000	2,702,522
		$18,442,194
Brokerage & Asset Managers – 1.4%
Charles Schwab Corp., 5% to 6/01/2027, FLR (CMT - 5yr. + 3.256%) to 6/01/2170	$6,058,000	$ 5,530,945
LPL Holdings, Inc., 4%, 3/15/2029 (n)	4,555,000	3,963,305
Morgan Stanley Domestic Holdings, Inc., 3.8%, 8/24/2027	5,272,000	4,959,700
Morgan Stanley Domestic Holdings, Inc., 4.5%, 6/20/2028	3,485,000	3,388,809
Raymond James Financial, Inc., 4.95%, 7/15/2046	4,683,000	4,163,297
		$22,006,056
Building – 0.6%
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	$5,875,000	$ 4,787,682
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	2,760,000	2,076,909
Vulcan Materials Co., 3.5%, 6/01/2030	3,356,000	2,956,084
		$9,820,675
Business Services – 1.0%
Equinix, Inc., 2.15%, 7/15/2030	$4,789,000	$ 3,809,838
Fiserv, Inc., 3.5%, 7/01/2029	2,280,000	2,054,093
Global Payments, Inc., 2.9%, 5/15/2030	5,153,000	4,222,200
Global Payments, Inc., 2.9%, 11/15/2031	1,508,000	1,189,161
Iron Mountain, Inc., 4.5%, 2/15/2031 (n)	5,315,000	4,368,611
		$15,643,903
Cable TV – 1.6%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	$4,025,000	$ 3,325,274
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	3,177,000	3,113,781
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.25%, 4/01/2053	6,586,000	5,083,357
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	2,940,000	2,075,140
CSC Holdings LLC, 4.5%, 11/15/2031 (n)	4,065,000	2,820,354
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	2,184,000	1,993,511
Sirius XM Radio, Inc., 4.125%, 7/01/2030 (n)	3,995,000	3,296,714
Time Warner Cable, Inc., 4.5%, 9/15/2042	3,558,000	2,604,828
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	290,000	322,146
		$24,635,105
Chemicals – 0.2%
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	$3,100,000	$ 2,558,012
Computer Software – 0.6%
Dell International LLC/EMC Corp., 5.3%, 10/01/2029	$7,950,000	$ 7,775,116
Oracle Corp., 6.15%, 11/09/2029	1,732,000	1,797,757
		$9,572,873
Computer Software - Systems – 0.1%
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	$2,079,000	$ 1,946,768
11

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Conglomerates – 0.7%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	$1,627,000	$ 1,462,266
Carrier Global Corp., 3.577%, 4/05/2050	6,276,000	4,475,134
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	4,993,000	4,793,549
		$10,730,949
Consumer Products – 0.3%
GSK Consumer Healthcare Capital US LLC, 3.375%, 3/24/2029	$1,510,000	$ 1,357,847
GSK Consumer Healthcare Capital US LLC, 3.625%, 3/24/2032	3,229,000	2,834,669
		$4,192,516
Consumer Services – 0.9%
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	$4,782,000	$ 3,667,143
Meituan, 3.05%, 10/28/2030	2,568,000	1,980,232
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	2,145,000	1,707,839
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)	6,221,000	3,955,250
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)	2,145,000	1,175,981
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)	5,511,321	1,398,531
		$13,884,976
Containers – 0.2%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	$3,086,000	$ 2,995,735
Electrical Equipment – 0.3%
Arrow Electronics, Inc., 2.95%, 2/15/2032	$4,838,000	$ 3,814,431
Electronics – 0.8%
Broadcom, Inc., 4.15%, 11/15/2030	$2,376,000	$ 2,129,257
Broadcom, Inc., 3.469%, 4/15/2034 (n)	3,589,000	2,863,062
Broadcom, Inc., 3.137%, 11/15/2035 (n)	3,219,000	2,366,822
Broadcom, Inc., 3.187%, 11/15/2036 (n)	3,936,000	2,827,181
Broadcom, Inc., 4.926%, 5/15/2037 (n)	3,219,000	2,808,144
		$12,994,466
Emerging Market Quasi-Sovereign – 0.1%
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	$1,268,000	$ 1,036,906
Energy - Independent – 1.0%
Energean Israel Finance Ltd., 4.875%, 3/30/2026	$3,943,000	$ 3,638,995
EQT Corp., 3.9%, 10/01/2027	2,315,000	2,137,127
EQT Corp., 5%, 1/15/2029	1,294,000	1,214,753
EQT Corp., 3.625%, 5/15/2031 (n)	1,506,000	1,276,239
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)	2,197,000	2,125,817
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)	2,670,000	2,513,036
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030	3,294,000	2,329,418
		$15,235,385
Energy - Integrated – 0.2%
Eni S.p.A., 4%, 9/12/2023 (n)	$2,526,000	$ 2,490,670
Financial Institutions – 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.5%, 9/15/2023	$4,803,000	$ 4,771,451
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.5%, 7/15/2025	3,195,000	3,237,423
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3%, 10/29/2028	2,329,000	1,951,179
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	2,763,000	2,160,005
Air Lease Corp., 5.85%, 12/15/2027	3,066,000	3,062,514
12

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)	$5,681,000	$ 5,567,835
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	4,592,000	4,395,925
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	2,890,000	2,487,353
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	1,779,000	1,612,755
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	2,615,000	2,099,149
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	3,989,171	3,390,795
		$34,736,384
Food & Beverages – 0.7%
Anheuser-Busch InBev Worldwide, Inc., 5.45%, 1/23/2039	$1,299,000	$ 1,296,153
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	4,965,000	4,724,297
PT Indofood CBP Sukses Makmur Tbk, 3.541%, 4/27/2032	5,223,000	4,258,393
		$10,278,843
Gaming & Lodging – 0.2%
Marriott International, Inc., 3.5%, 10/15/2032	$3,330,000	$ 2,770,105
Insurance – 0.3%
Corebridge Financial, Inc., 3.9%, 4/05/2032 (n)	$3,293,000	$ 2,875,999
Corebridge Financial, Inc., 4.35%, 4/05/2042 (n)	442,000	362,594
Corebridge Financial, Inc., 4.4%, 4/05/2052 (n)	1,291,000	1,023,222
		$4,261,815
Insurance - Health – 0.3%
Humana, Inc., 5.875%, 3/01/2033	$4,453,000	$ 4,596,848
Insurance - Property & Casualty – 1.9%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$6,835,000	$ 6,544,912
American International Group, Inc., 3.9%, 4/01/2026	2,462,000	2,384,838
Aon Corp., 3.75%, 5/02/2029	7,982,000	7,362,945
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	1,429,000	954,404
Brown & Brown, Inc., 4.95%, 3/17/2052	3,943,000	3,200,627
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	5,692,000	5,379,455
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	1,060,000	868,492
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	2,900,000	2,022,977
		$28,718,650
International Market Quasi-Sovereign – 0.1%
Electricite de France S.A., 4.875%, 9/21/2038 (n)	$2,687,000	$ 2,185,012
Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$1,328,000	$ 1,243,868
Major Banks – 8.0%
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	$8,192,000	$ 7,418,097
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	9,824,000	7,984,865
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR + 1.21%) to 10/20/2032	10,928,000	8,558,835
Bank of America Corp., 6.5% to 10/23/2024, FLR (LIBOR - 3mo. + 4.174%) to 10/23/2049	3,843,000	3,790,473
Bank of America Corp., 6.1%, 12/29/2049	6,096,000	5,882,640
Bank of America Corp., 5.875% to 3/15/2028, FLR (LIBOR - 3mo. + 2.931%) to 12/31/2059	3,924,000	3,455,710
Barclays PLC, 4.972% to 5/16/2028, FLR (LIBOR - 3mo. + 1.902%) to 5/16/2029	3,191,000	2,996,764
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	3,776,000	2,875,739
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	5,055,000	4,286,046
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	6,000,000	5,007,115
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	6,176,000	4,893,817
13

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2170	$2,447,000	$ 2,116,542
JPMorgan Chase & Co., 3.509%, 1/23/2029	2,290,000	2,078,246
JPMorgan Chase & Co., 4.005% to 4/23/2028, FLR (LIBOR - 3mo. + 1.12%) to 4/23/2029	11,383,000	10,530,823
JPMorgan Chase & Co., 4.203% to 7/23/2028, FLR (LIBOR - 3mo. + 1.26%) to 7/23/2029	2,576,000	2,400,324
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR - 1 day + 2.515%) to 5/13/2031	4,435,000	3,654,244
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	6,741,000	5,328,295
Lloyds Bank PLC, 3.75%, 1/11/2027	2,765,000	2,572,023
Mitsubishi UFJ Financial Group, Inc., 2.048%, 7/17/2030	8,031,000	6,334,855
Morgan Stanley, 2.511% to 10/20/2031, FLR (SOFR - 1 day + 1.2%) to 10/20/2032	6,985,000	5,466,190
Sumitomo Mitsui Financial Group, Inc., 2.13%, 7/08/2030	9,717,000	7,678,960
Sumitomo Mitsui Trust Bank Ltd., 0.85%, 3/25/2024 (n)	1,311,000	1,239,950
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2171 (n)	7,084,000	5,382,130
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	4,524,000	4,398,797
Wells Fargo & Co., 2.572% to 2/11/2030, FLR (LIBOR - 3mo. +1%) to 2/11/2031	4,514,000	3,737,891
Westpac Banking Corp., 2.894% to 2/4/2025, FLR (CMT - 5yr. + 1.35%) to 2/04/2030	2,633,000	2,413,885
		$122,483,256
Medical & Health Technology & Services – 2.1%
Adventist Health System/West, 5.43%, 3/01/2032	$4,476,000	$ 4,408,685
Alcon Finance Corp., 2.6%, 5/27/2030 (n)	1,096,000	930,849
Alcon Finance Corp., 5.375%, 12/06/2032 (n)	1,318,000	1,324,694
Alcon, Inc., 2.75%, 9/23/2026 (n)	593,000	542,627
DaVita, Inc., 4.625%, 6/01/2030 (n)	2,840,000	2,284,572
HCA Healthcare, Inc., 4.375%, 3/15/2042 (n)	3,251,000	2,588,473
HCA Healthcare, Inc., 4.625%, 3/15/2052 (n)	2,141,000	1,666,331
HCA, Inc., 5.25%, 6/15/2026	1,458,000	1,440,401
HCA, Inc., 4.125%, 6/15/2029	4,581,000	4,181,954
Northwell Healthcare, Inc., 3.979%, 11/01/2046	1,503,000	1,151,763
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	7,120,000	5,561,432
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	2,562,000	2,409,291
Tower Health, 4.451%, 2/01/2050	6,211,000	2,984,752
		$31,475,824
Metals & Mining – 1.3%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$2,504,000	$ 2,105,743
Anglo American Capital PLC, 3.875%, 3/16/2029 (n)	3,434,000	3,082,997
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	2,927,000	2,389,924
Anglo American Capital PLC, 4.75%, 3/16/2052 (n)	4,511,000	3,745,328
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	3,018,000	2,510,021
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	4,010,000	3,281,484
Novelis Corp., 3.25%, 11/15/2026 (n)	759,000	680,451
Novelis Corp., 3.875%, 8/15/2031 (n)	2,661,000	2,172,420
		$19,968,368
Midstream – 2.6%
Cheniere Corpus Christi Holdings LLC, 2.742%, 12/31/2039	$3,855,000	$ 2,980,933
Cheniere Energy Partners LP, 4.5%, 10/01/2029	2,483,000	2,232,767
Enbridge, Inc., 4.25%, 12/01/2026	4,734,000	4,551,318
Energy Transfer LP, 5.55%, 2/15/2028	1,261,000	1,250,824
Energy Transfer LP, 5.75%, 2/15/2033	3,863,000	3,779,405
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	3,350,000	3,766,400
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	2,040,000	2,017,856
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	2,612,000	2,346,890
MPLX LP, 4.95%, 3/14/2052	6,323,000	5,164,904
ONEOK, Inc., 5.2%, 7/15/2048	2,708,000	2,255,696
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	2,839,000	2,461,600
14

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	$2,675,000	$ 2,514,422
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	1,975,000	1,830,660
Targa Resources Corp., 4.2%, 2/01/2033	930,000	800,138
Targa Resources Corp., 4.95%, 4/15/2052	1,533,000	1,212,764
		$39,166,577
Mortgage-Backed – 21.7%
Fannie Mae, 2.41%, 5/01/2023	$1,781,518	$ 1,761,155
Fannie Mae, 5.5%, 6/01/2023 - 4/01/2040	3,788,605	3,907,767
Fannie Mae, 5%, 7/01/2023 - 3/01/2042	2,601,596	2,641,282
Fannie Mae, 4.5%, 5/01/2024 - 6/01/2044	8,461,188	8,359,717
Fannie Mae, 3.5%, 3/01/2026 - 7/01/2046	6,781,207	6,335,996
Fannie Mae, 3.95%, 1/01/2027	318,666	311,329
Fannie Mae, 3%, 11/01/2028 - 8/01/2047	6,140,142	5,588,436
Fannie Mae, 2.5%, 11/01/2031 - 11/01/2046	780,855	679,389
Fannie Mae, 6.5%, 7/01/2032 - 1/01/2033	2,145	2,221
Fannie Mae, 3%, 2/25/2033 (i)	393,931	36,026
Fannie Mae, 6%, 10/01/2035 - 3/01/2039	956,604	989,908
Fannie Mae, 4%, 12/01/2039 - 1/01/2047	14,010,433	13,444,561
Fannie Mae, 3.25%, 5/25/2040	140,803	130,356
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	298,753	270,672
Fannie Mae, 4%, 7/25/2046 (i)	406,386	77,727
Fannie Mae, 3.5%, 12/01/2046 (f)	1,394,251	1,297,503
Fannie Mae, UMBS, 2.5%, 11/01/2036 - 9/01/2052	46,786,993	40,153,095
Fannie Mae, UMBS, 2%, 5/01/2037 - 3/01/2052	30,894,354	26,052,573
Fannie Mae, UMBS, 1.5%, 2/01/2042	179,944	145,424
Fannie Mae, UMBS, 3%, 6/01/2051 - 10/01/2052	11,162,627	9,842,312
Fannie Mae, UMBS, 3.5%, 5/01/2052	899,703	817,648
Fannie Mae, UMBS, 4.5%, 9/01/2052	836,649	807,806
Fannie Mae, UMBS, 5%, 9/01/2052	2,932,070	2,891,521
Fannie Mae, UMBS, 6%, 12/01/2052	800,000	812,325
Fannie Mae, UMBS, 5.5%, 1/01/2053	4,999,500	5,012,919
Federal Home Loan Bank, 5%, 7/01/2035	803,859	821,827
Freddie Mac, 3.32%, 2/25/2023	2,646,920	2,638,308
Freddie Mac, 3.531%, 7/25/2023	2,389,716	2,368,977
Freddie Mac, 2.67%, 12/25/2024	2,784,000	2,669,520
Freddie Mac, 2.811%, 1/25/2025	3,456,068	3,324,800
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	1,460,627	1,403,952
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	2,235,598	2,216,200
Freddie Mac, 3.3%, 10/25/2026	2,958,000	2,829,748
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	10,723,879	9,709,324
Freddie Mac, 1.09%, 7/25/2029 (i)	4,041,104	230,076
Freddie Mac, 1.143%, 8/25/2029 (i)	6,976,640	415,509
Freddie Mac, 1.868%, 4/25/2030 (i)	1,901,414	202,578
Freddie Mac, 5.5%, 5/01/2034 - 1/01/2038	171,153	176,605
Freddie Mac, 6%, 8/01/2034 - 7/01/2038	48,253	49,507
Freddie Mac, 5%, 11/01/2035 - 7/01/2041	805,180	817,858
Freddie Mac, 5.5%, 2/15/2036 (i)	77,362	12,715
Freddie Mac, 3.5%, 11/01/2037 - 10/25/2058	11,794,575	11,010,126
Freddie Mac, 4.5%, 12/15/2040 (i)	60,739	5,414
Freddie Mac, 4%, 8/15/2044 (i)	83,140	9,991
Freddie Mac, 3.25%, 11/25/2061	804,340	709,356
Freddie Mac, UMBS, 2%, 4/01/2037 - 5/01/2052	42,422,720	35,070,183
Freddie Mac, UMBS, 3%, 11/01/2037 - 6/01/2052	6,414,457	5,876,022
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 9/01/2052	1,577,124	1,443,831
Freddie Mac, UMBS, 2.5%, 2/01/2051 - 10/01/2052	21,680,469	18,394,594
Freddie Mac, UMBS, 5%, 8/01/2052	697,792	688,142
15

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, UMBS, 5.5%, 1/01/2053	$2,075,000	$ 2,080,570
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2042	983,551	1,021,955
Ginnie Mae, 6%, 1/20/2036 - 1/15/2039	89,455	93,642
Ginnie Mae, 4.5%, 4/15/2039 - 12/20/2052	13,728,694	13,421,389
Ginnie Mae, 4%, 10/20/2040 - 10/20/2052	9,520,673	9,036,742
Ginnie Mae, 3.5%, 11/15/2040 - 11/20/2052	10,740,848	9,957,151
Ginnie Mae, 3%, 11/20/2044 - 10/20/2052	16,092,537	14,455,162
Ginnie Mae, 2.5%, 8/20/2051 - 6/20/2052	13,006,922	11,280,802
Ginnie Mae, 2%, 1/20/2052	4,168,074	3,492,821
Ginnie Mae, 5%, 8/20/2052 - 11/20/2052	12,141,062	12,033,478
Ginnie Mae, TBA, 6%, 1/15/2053	1,375,000	1,396,847
Ginnie Mae, TBA, 2%, 1/23/2053	5,900,000	4,943,228
Ginnie Mae, TBA, 5.5%, 1/23/2053	3,175,000	3,192,753
UMBS, TBA, 2%, 1/12/2053	12,425,000	10,107,244
		$331,978,615
Municipals – 3.0%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.06%, 12/01/2025	$610,000	$ 588,507
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	8,850,000	7,852,666
Escambia County, FL, Health Facilities Authority Rev., Taxable (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	1,295,000	976,925
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, Taxable, “B”, AGM, 0%, 2/15/2023	13,215,000	13,142,785
New Jersey Economic Development Authority State Pension Funding Rev., Taxable, “A”, NPFG, 7.425%, 2/15/2029	8,019,000	8,632,473
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028	3,770,000	3,024,851
Philadelphia, PA, School District, Taxable, “B”, AGM, 6.615%, 6/01/2030	3,250,000	3,460,772
Philadelphia, PA, School District, Taxable, “B”, AGM, 6.765%, 6/01/2040	2,195,000	2,427,760
State of Florida, Taxable, “A”, 2.154%, 7/01/2030	7,272,000	5,954,404
		$46,061,143
Natural Gas - Distribution – 0.7%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$9,122,000	$ 8,197,733
NiSource, Inc., 3.6%, 5/01/2030	2,622,000	2,334,681
		$10,532,414
Network & Telecom – 0.2%
Verizon Communications, Inc., 4.272%, 1/15/2036	$2,647,000	$ 2,356,319
Oils – 0.1%
Marathon Petroleum Corp., 5.85%, 12/15/2045	$2,507,000	$ 2,268,814
Other Banks & Diversified Financials – 1.9%
Bangkok Bank (Hong Kong), 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034 (n)	$4,138,000	$ 3,457,220
Discover Financial Services, 6.7%, 11/29/2032	6,459,000	6,565,422
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	5,458,000	5,242,500
Macquarie Bank Ltd. of London, 6.125% to 3/08/2027, FLR (Swap Rate - 5yr. + 4.332%) to 12/31/2165 (n)	4,694,000	4,045,557
Macquarie Group Ltd., 4.442% to 6/21/2032, FLR (SOFR - 1 day + 2.405%) to 6/21/2033 (n)	11,447,000	9,934,797
		$29,245,496
Real Estate - Office – 0.4%
Boston Properties Ltd. LP, REIT, 2.55%, 4/01/2032	$7,238,000	$ 5,502,701
Specialty Chemicals – 0.2%
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)	$4,745,000	$ 3,764,552
16

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Specialty Stores – 0.4%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$3,801,000	$ 2,966,637
Penske Automotive Group Co., 3.75%, 6/15/2029	4,605,000	3,737,620
		$6,704,257
Telecommunications - Wireless – 1.4%
American Tower Corp., REIT, 3.55%, 7/15/2027	$3,449,000	$ 3,193,773
Crown Castle, Inc., REIT, 3.8%, 2/15/2028	3,824,000	3,553,897
Crown Castle, Inc., REIT, 3.25%, 1/15/2051	146,000	94,925
Rogers Communications, Inc., 4.5%, 3/15/2042 (n)	6,129,000	4,995,546
Rogers Communications, Inc., 4.55%, 3/15/2052 (n)	6,129,000	4,751,728
SBA Communications Corp., 3.125%, 2/01/2029	4,025,000	3,346,747
T-Mobile USA, Inc., 2.55%, 2/15/2031	1,939,000	1,584,008
T-Mobile USA, Inc., 4.375%, 4/15/2040	635,000	541,909
		$22,062,533
Tobacco – 0.8%
B.A.T. Capital Corp., 4.742%, 3/16/2032	$5,611,000	$ 4,978,777
B.A.T. International Finance PLC, 4.448%, 3/16/2028	4,936,000	4,571,532
Philip Morris International, Inc., 5.125%, 11/17/2027	2,140,000	2,155,629
Philip Morris International, Inc., 5.625%, 11/17/2029	922,000	935,349
		$12,641,287
Transportation - Services – 0.3%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$3,603,000	$ 3,914,344
U.S. Government Agencies and Equivalents – 0.9%
Small Business Administration, 4.93%, 1/01/2024	$1,047	$ 1,039
Small Business Administration, 4.34%, 3/01/2024	1,776	1,760
Small Business Administration, 4.99%, 9/01/2024	1,975	1,941
Small Business Administration, 4.86%, 1/01/2025	5,017	5,014
Small Business Administration, 4.625%, 2/01/2025	6,777	6,630
Small Business Administration, 5.11%, 4/01/2025	2,881	2,823
Small Business Administration, 4.43%, 5/01/2029	90,293	87,564
Small Business Administration, 3.21%, 9/01/2030	1,505,861	1,413,943
Small Business Administration, 3.25%, 11/01/2030	138,267	129,823
Small Business Administration, 2.85%, 9/01/2031	309,410	286,438
Small Business Administration, 2.37%, 8/01/2032	233,815	212,373
Small Business Administration, 2.13%, 1/01/2033	1,140,058	1,033,864
Small Business Administration, 2.21%, 2/01/2033	302,940	274,502
Small Business Administration, 2.22%, 3/01/2033	946,781	856,494
Small Business Administration, 2.08%, 4/01/2033	1,637,347	1,478,381
Small Business Administration, 2.45%, 6/01/2033	1,679,188	1,526,722
Small Business Administration, 3.15%, 7/01/2033	2,506,983	2,367,645
Small Business Administration, 3.16%, 8/01/2033	2,780,343	2,634,848
Small Business Administration, 3.62%, 9/01/2033	2,291,945	2,200,777
		$14,522,581
U.S. Treasury Obligations – 13.9%
U.S. Treasury Bonds, 1.375%, 11/15/2040 (f)	$30,300,000	$ 19,698,551
U.S. Treasury Bonds, 1.75%, 8/15/2041	9,700,000	6,638,059
U.S. Treasury Bonds, 2.375%, 2/15/2042	9,900,000	7,558,805
U.S. Treasury Bonds, 2.375%, 11/15/2049	14,700,000	10,624,195
U.S. Treasury Bonds, 1.625%, 11/15/2050	3,500,000	2,082,500
U.S. Treasury Bonds, 2.25%, 2/15/2052	4,100,000	2,851,101
U.S. Treasury Notes, 0.75%, 12/31/2023	7,600,000	7,305,608
U.S. Treasury Notes, 2.25%, 3/31/2024	79,500,000	77,133,633
17

MFS Total Return Bond Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 4.25%, 9/30/2024	$70,000,000	$ 69,641,797
U.S. Treasury Notes, 2.5%, 3/31/2027	10,400,000	9,759,344
		$213,293,593
Utilities - Electric Power – 1.5%
American Electric Power Co., Inc., 5.95%, 11/01/2032	$2,985,000	$ 3,116,691
Calpine Corp., 3.75%, 3/01/2031 (n)	3,680,000	2,962,974
Enel Finance International N.V., 7.5%, 10/14/2032 (n)	746,000	788,349
FirstEnergy Corp., 5.35%, 7/15/2047	2,074,000	1,851,644
FirstEnergy Corp., 3.4%, 3/01/2050	2,429,000	1,602,654
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	5,303,000	4,282,361
Pacific Gas & Electric Co., 3%, 6/15/2028	2,630,000	2,273,643
Pacific Gas & Electric Co., 3.3%, 8/01/2040	8,840,000	5,985,279
		$22,863,595
Total Bonds (Identified Cost, $1,667,660,725)		$1,497,701,576
Investment Companies (h) – 2.8%
Money Market Funds – 2.8%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $43,131,094)	43,131,107	$ 43,144,046
Other Assets, Less Liabilities – (0.6)%		(8,732,775)
Net Assets – 100.0%		$1,532,112,847
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $43,144,046 and $1,497,701,576, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $423,546,885, representing 27.6% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, 0%, 12/25/2036	1/08/20	$7	$7
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
18

MFS Total Return Bond Series
Portfolio of Investments – continued
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 12/31/22
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	337	$69,111,329	March – 2023	$49,899
U.S. Treasury Ultra Note 10 yr	Short	USD	464	54,882,500	March – 2023	669,017
						$718,916
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Long	USD	925	$99,834,961	March – 2023	$(104,436)
U.S. Treasury Ultra Bond	Long	USD	816	109,599,000	March – 2023	(1,762,328)
						$(1,866,764)
At December 31, 2022, the fund had liquid securities with an aggregate value of $6,694,150 to cover any collateral or margin obligations for securities sold short and certain derivative contracts.
See Notes to Financial Statements
19

MFS Total Return Bond Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,667,660,725)	$1,497,701,576
Investments in affiliated issuers, at value (identified cost, $43,131,094)	43,144,046
Cash	72,010
Receivables for
Fund shares sold	575,189
Interest	12,346,089
Other assets	6,054
Total assets	$1,553,844,964
Liabilities
Payables for
Net daily variation margin on open futures contracts	$511,095
TBA purchase commitments	20,074,668
Fund shares reacquired	871,112
Payable to affiliates
Investment adviser	61,440
Administrative services fee	1,825
Shareholder servicing costs	451
Distribution and/or service fees	16,521
Payable for independent Trustees' compensation	46
Accrued expenses and other liabilities	194,959
Total liabilities	$21,732,117
Net assets	$1,532,112,847
Net assets consist of
Paid-in capital	$1,755,960,651
Total distributable earnings (loss)	(223,847,804)
Net assets	$1,532,112,847
Shares of beneficial interest outstanding	137,491,352
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$730,323,451	64,883,006	$11.26
Service Class	801,789,396	72,608,346	11.04
See Notes to Financial Statements
20

MFS Total Return Bond Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Interest	$56,349,912
Dividends from affiliated issuers	1,046,539
Other	773,172
Total investment income	$58,169,623
Expenses
Management fee	$8,414,124
Distribution and/or service fees	2,216,007
Shareholder servicing costs	39,047
Administrative services fee	268,368
Independent Trustees' compensation	27,427
Custodian fee	93,771
Shareholder communications	20,842
Audit and tax fees	83,113
Legal fees	6,856
Miscellaneous	108,628
Total expenses	$11,278,183
Reduction of expenses by investment adviser	(233,966)
Net expenses	$11,044,217
Net investment income (loss)	$47,125,406
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(45,214,470)
Affiliated issuers	(1,637)
Futures contracts	(47,393,848)
Forward foreign currency exchange contracts	782,264
Foreign currency	(629)
Net realized gain (loss)	$(91,828,320)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(221,808,973)
Affiliated issuers	12,952
Futures contracts	(2,801,290)
Forward foreign currency exchange contracts	(2,206,397)
Translation of assets and liabilities in foreign currencies	1,424,018
Net unrealized gain (loss)	$(225,379,690)
Net realized and unrealized gain (loss)	$(317,208,010)
Change in net assets from operations	$(270,082,604)
See Notes to Financial Statements
21

MFS Total Return Bond Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$47,125,406	$39,629,635
Net realized gain (loss)	(91,828,320)	18,916,024
Net unrealized gain (loss)	(225,379,690)	(76,149,455)
Change in net assets from operations	$(270,082,604)	$(17,603,796)
Total distributions to shareholders	$(62,907,525)	$(52,872,122)
Change in net assets from fund share transactions	$(106,813,226)	$31,041,630
Total change in net assets	$(439,803,355)	$(39,434,288)
Net assets
At beginning of period	1,971,916,202	2,011,350,490
At end of period	$1,532,112,847	$1,971,916,202
See Notes to Financial Statements
22

MFS Total Return Bond Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$13.63	$14.12	$13.48	$12.65	$13.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.29	$0.37	$0.42	$0.39
Net realized and unrealized gain (loss)	(2.25)	(0.40)	0.76	0.87	(0.53)
Total from investment operations	$(1.89)	$(0.11)	$1.13	$1.29	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.38)	$(0.49)	$(0.46)	$(0.43)
From net realized gain	(0.14)	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.48)	$(0.38)	$(0.49)	$(0.46)	$(0.43)
Net asset value, end of period (x)	$11.26	$13.63	$14.12	$13.48	$12.65
Total return (%) (k)(r)(s)(x)	(13.93)	(0.81)	8.47	10.21	(1.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.54	0.54	0.54	0.54	0.54
Expenses after expense reductions	0.53	0.53	0.53	0.53	0.53
Net investment income (loss)	2.94	2.10	2.71	3.14	3.04
Portfolio turnover	120	161	112	79	48
Net assets at end of period (000 omitted)	$730,323	$928,578	$921,342	$939,179	$862,752
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$13.37	$13.86	$13.24	$12.43	$12.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.25	$0.33	$0.38	$0.35
Net realized and unrealized gain (loss)	(2.21)	(0.40)	0.74	0.85	(0.52)
Total from investment operations	$(1.89)	$(0.15)	$1.07	$1.23	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.34)	$(0.45)	$(0.42)	$(0.39)
From net realized gain	(0.14)	(0.00)(w)	—	—	—
Total distributions declared to shareholders	$(0.44)	$(0.34)	$(0.45)	$(0.42)	$(0.39)
Net asset value, end of period (x)	$11.04	$13.37	$13.86	$13.24	$12.43
Total return (%) (k)(r)(s)(x)	(14.18)	(1.07)	8.17	9.92	(1.33)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.79	0.79	0.79	0.79
Expenses after expense reductions	0.78	0.78	0.78	0.78	0.78
Net investment income (loss)	2.68	1.85	2.46	2.89	2.79
Portfolio turnover	120	161	112	79	48
Net assets at end of period (000 omitted)	$801,789	$1,043,338	$1,090,009	$1,105,005	$1,137,033

See Notes to Financial Statements
23

MFS Total Return Bond Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
24

MFS Total Return Bond Series
Notes to Financial Statements
(1)  Business and Organization
MFS Total Return Bond Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading
25

MFS Total Return Bond Series
Notes to Financial Statements  - continued
does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$227,816,174	$—	$227,816,174
Non - U.S. Sovereign Debt	—	3,221,918	—	3,221,918
Municipal Bonds	—	46,061,143	—	46,061,143
U.S. Corporate Bonds	—	430,537,862	—	430,537,862
Residential Mortgage-Backed Securities	—	332,166,593	—	332,166,593
Commercial Mortgage-Backed Securities	—	115,776,651	—	115,776,651
Asset-Backed Securities (including CDOs)	—	161,962,875	—	161,962,875
Foreign Bonds	—	180,158,360	—	180,158,360
Mutual Funds	43,144,046	—	—	43,144,046
Total	$43,144,046	$1,497,701,576	$—	$1,540,845,622
Other Financial Instruments
Futures Contracts – Assets	$718,916	$—	$—	$718,916
Futures Contracts – Liabilities	(1,866,764)	—	—	(1,866,764)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.  Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and  forward foreign currency exchange contracts.  Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2022 as reported in the Statement of Assets and Liabilities:
26

MFS Total Return Bond Series
Notes to Financial Statements  - continued
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$718,916	$(1,866,764)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(47,393,848)	$—
Foreign Exchange	—	782,264
Total	$(47,393,848)	$782,264
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(2,801,290)	$—
Foreign Exchange	—	(2,206,397)
Total	$(2,801,290)	$(2,206,397)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
27

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis.
All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA
28

MFS Total Return Bond Series
Notes to Financial Statements  - continued
purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$43,461,158	$52,722,119
Long-term capital gains	19,446,367	150,003
Total distributions	$62,907,525	$52,872,122
The federal tax cost and the tax basis components of distributable earnings were as follows:
29

MFS Total Return Bond Series
Notes to Financial Statements  - continued
As of 12/31/22
Cost of investments	$1,713,228,538
Gross appreciation	2,281,503
Gross depreciation	(175,812,267)
Net unrealized appreciation (depreciation)	$(173,530,764)
Undistributed ordinary income	47,031,722
Capital loss carryforwards	(97,348,762)
Total distributable earnings (loss)	$(223,847,804)
As of December 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(41,517,725)
Long-Term	(55,831,037)
Total	$(97,348,762)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$30,812,385	$25,516,208
Service Class	32,095,140	27,355,914
Total	$62,907,525	$52,872,122
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion	0.40%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $233,966, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
30

MFS Total Return Bond Series
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $37,579, which equated to 0.0022% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $1,468.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0160% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$1,801,478,273	$1,772,788,268
Non-U.S. Government securities	192,133,874	397,100,070
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	5,320,660	$64,038,372	9,966,924	$138,196,906
Service Class	5,776,933	68,112,867	11,172,713	151,938,632
	11,097,593	$132,151,239	21,139,637	$290,135,538
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,598,960	$30,225,899	1,825,002	$25,020,775
Service Class	2,810,433	32,095,140	2,032,386	27,355,914
	5,409,393	$62,321,039	3,857,388	$52,376,689
Shares reacquired
Initial Class	(11,162,526)	$(135,116,602)	(8,934,395)	$(123,643,623)
Service Class	(13,997,512)	(166,168,902)	(13,841,391)	(187,826,974)
	(25,160,038)	$(301,285,504)	(22,775,786)	$(311,470,597)
Net change
Initial Class	(3,242,906)	$(40,852,331)	2,857,531	$39,574,058
Service Class	(5,410,146)	(65,960,895)	(636,292)	(8,532,428)
	(8,653,052)	$(106,813,226)	2,221,239	$31,041,630
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 8% and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio was the owner of record of less than 1% of the value of the outstanding voting shares of the fund.
31

MFS Total Return Bond Series
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $7,870 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$124,732,002	$692,759,678	$774,358,949	$(1,637)	$12,952	$43,144,046
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,046,539	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
32

MFS Total Return Bond Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Bond Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Series (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
33

MFS Total Return Bond Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

34

MFS Total Return Bond Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
35

MFS Total Return Bond Series
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Joshua Marston
36

MFS Total Return Bond Series
Board Review of Investment Advisory Agreement
MFS Total Return Bond Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
37

MFS Total Return Bond Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $2.5 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
38

MFS Total Return Bond Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $21,392,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
39

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
41

Annual Report
December 31, 2022
MFS®  Research Series
MFS® Variable Insurance Trust
VFR-ANN

MFS® Research Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Research Series
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	6.9%
Alphabet, Inc., “A”	3.7%
Apple, Inc.	3.0%
Amazon.com, Inc.	2.8%
Visa, Inc., “A”	2.7%
JPMorgan Chase & Co.	2.0%
ConocoPhillips	1.9%
Accenture PLC, “A”	1.6%
Cigna Corp.	1.6%
Charles Schwab Corp.	1.5%
Global equity sectors (k)
Technology	27.1%
Health Care	16.0%
Financial Services	14.5%
Capital Goods	14.1%
Consumer Cyclicals	11.3%
Energy	8.3%
Consumer Staples	5.3%
Telecommunications/Cable Television (s)	2.3%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Research Series
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Research Series (fund) provided a total return of -17.21%, while Service Class shares of the fund provided a total return of -17.43%. These compare with a return of -18.11% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection within both the capital goods and health care sectors contributed to the fund’s performance relative to the S&P 500 Index. Within the capital goods sector, not owning shares of electric vehicle manufacturer Tesla contributed to relative performance. The stock price of Tesla declined due to uncertainty surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter. Within the health care sector, the fund’s overweight holdings of global health services provider Cigna, biotechnology company Vertex Pharmaceuticals, health services company McKesson and pharmaceutical company Merck aided relative performance.
In other sectors, the fund’s overweight holdings of oil and gas company ConocoPhillips and global integrated oil and gas company Hess benefited relative performance as both stocks outperformed the benchmark. Not owning shares of weak-performing computer graphics processor maker NVIDIA also contributed to relative performance. The fund’s underweight positions in both social networking service provider Meta Platforms(h) and computer and personal electronics maker Apple further supported relative returns. The stock price of Apple came under pressure due to concerns over supply chain disruptions and slowing iPhone volumes.
Detractors from Performance
Security selection in the telecommunications/cable television sector detracted from the fund’s relative performance, led by its overweight position in cable services provider Charter Communications. The stock price of Charter Communications declined as the company reported below-consensus financial results, primarily driven by residential video subscriber net losses that were greater than expected.
Stock selection within the energy sector also weakened the fund’s relative performance. Here, not owning shares of strong-performing integrated energy companies, ExxonMobil and Chevron, detracted from relative returns. The stock price of Chevron climbed as the company posted above-consensus earnings due to strength in global LNG demand and better-than-expected upstream earnings.
3

MFS Research Series
Management Review - continued
Elsewhere, the fund’s overweight holdings of technology company Alphabet and customer information software manager Salesforce(h) held back relative returns as both stocks underperformed the benchmark. The fund’s holdings of software development company Atlassian(b) and drug and diagnostic company Maravai Lifesciences Holdings(b) also weakened relative performance. The stock price of Maravai Lifesciences Holdings declined after the company lowered its guidance for 2023, notably lowering its COVID CleanCap outlook given the slower uptake of bivalent boosters. Not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group, insurance and investment firm Berkshire Hathaway and pharmaceutical company Abbvie further weighed on the fund’s relative performance.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Research Series
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/26/95	(17.21)%	8.90%	11.68%
Service Class	5/01/00	(17.43)%	8.62%	11.41%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	(18.11)%	9.42%	12.56%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
5

MFS Research Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Research Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.79%	$1,000.00	$1,027.94	$4.04
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$1,026.55	$5.31
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
7

MFS Research Series
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.3%
Aerospace & Defense – 4.5%
General Dynamics Corp.	20,476	$ 5,080,300
Honeywell International, Inc.	38,617	8,275,623
Howmet Aerospace, Inc.	117,212	4,619,325
Leidos Holdings, Inc.	16,193	1,703,342
Northrop Grumman Corp.	8,365	4,564,028
Raytheon Technologies Corp.	70,455	7,110,318
		$31,352,936
Alcoholic Beverages – 0.6%
Constellation Brands, Inc., “A”	18,018	$ 4,175,671
Apparel Manufacturers – 1.0%
NIKE, Inc., “B”	60,107	$ 7,033,120
Automotive – 0.4%
Aptiv PLC (a)	26,290	$ 2,448,388
Biotechnology – 0.2%
Illumina, Inc. (a)	8,480	$ 1,714,656
Broadcasting – 0.1%
Warner Bros. Discovery, Inc. (a)	78,346	$ 742,720
Brokerage & Asset Managers – 2.2%
Charles Schwab Corp.	128,840	$ 10,727,219
CME Group, Inc.	28,426	4,780,116
		$15,507,335
Business Services – 3.5%
Accenture PLC, “A”	42,994	$ 11,472,519
Equifax, Inc.	15,048	2,924,729
Fidelity National Information Services, Inc.	83,280	5,650,548
Fiserv, Inc. (a)	33,978	3,434,157
Thoughtworks Holding, Inc. (a)	105,342	1,073,435
		$24,555,388
Cable TV – 1.0%
Cable One, Inc.	4,959	$ 3,530,114
Charter Communications, Inc., “A” (a)	10,360	3,513,076
		$7,043,190
Computer Software – 11.5%
Adobe Systems, Inc. (a)	18,193	$ 6,122,490
Atlassian Corp. (a)	15,264	1,964,172
Black Knight, Inc. (a)	74,432	4,596,176
Cadence Design Systems, Inc. (a)	36,625	5,883,440
Elastic N.V. (a)	27,619	1,422,378
Microsoft Corp. (s)	200,044	47,974,552
NICE Systems Ltd., ADR (a)	15,786	3,035,648
Palo Alto Networks, Inc. (a)	12,316	1,718,575
Salesforce, Inc. (a)	57,236	7,588,921
		$80,306,352
8

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 3.8%
Apple, Inc. (s)	160,313	$ 20,829,468
Constellation Software, Inc.	3,435	5,362,964
		$26,192,432
Construction – 2.2%
AZEK Co., Inc. (a)	102,918	$ 2,091,293
Masco Corp.	76,958	3,591,630
Sherwin-Williams Co.	19,824	4,704,830
Vulcan Materials Co.	26,790	4,691,197
		$15,078,950
Consumer Products – 1.7%
Colgate-Palmolive Co.	68,984	$ 5,435,250
International Flavors & Fragrances, Inc.	17,969	1,883,870
Kimberly-Clark Corp.	30,771	4,177,163
		$11,496,283
Consumer Services – 0.3%
Bright Horizons Family Solutions, Inc. (a)	37,467	$ 2,364,168
Electrical Equipment – 1.7%
Johnson Controls International PLC	109,434	$ 7,003,776
TE Connectivity Ltd.	32,010	3,674,748
Vertiv Holdings Co.	100,673	1,375,193
		$12,053,717
Electronics – 2.8%
Applied Materials, Inc.	64,512	$ 6,282,178
Lam Research Corp.	9,719	4,084,896
Marvell Technology, Inc.	43,793	1,622,093
NXP Semiconductors N.V.	47,006	7,428,358
		$19,417,525
Energy - Independent – 4.8%
ConocoPhillips	113,639	$ 13,409,402
Diamondback Energy, Inc.	31,161	4,262,202
Hess Corp.	52,324	7,420,590
Pioneer Natural Resources Co.	17,909	4,090,236
Valero Energy Corp.	31,463	3,991,396
		$33,173,826
Energy - Renewables – 0.1%
Generac Holdings, Inc. (a)	4,738	$ 476,927
Food & Beverages – 2.3%
Hostess Brands, Inc. (a)	74,974	$ 1,682,417
Mondelez International, Inc.	80,993	5,398,183
Oatly Group AB, ADR (a)(l)	248,053	431,612
PepsiCo, Inc.	48,367	8,737,982
		$16,250,194
Gaming & Lodging – 0.4%
Marriott International, Inc., “A”	19,441	$ 2,894,570
9

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
General Merchandise – 1.6%
Dollar General Corp.	17,974	$ 4,426,097
Dollar Tree, Inc. (a)	23,424	3,313,091
Five Below, Inc. (a)	18,362	3,247,687
		$10,986,875
Health Maintenance Organizations – 2.2%
Cigna Corp.	33,583	$ 11,127,391
Humana, Inc.	8,028	4,111,861
		$15,239,252
Insurance – 3.1%
Aon PLC	26,711	$ 8,017,039
Chubb Ltd.	39,398	8,691,199
Willis Towers Watson PLC	18,591	4,546,987
		$21,255,225
Internet – 4.8%
Alphabet, Inc., “A” (a)(s)	290,135	$ 25,598,611
Alphabet, Inc., “C” (a)	53,612	4,756,993
Gartner, Inc. (a)	8,153	2,740,549
		$33,096,153
Leisure & Toys – 0.8%
Electronic Arts, Inc.	43,516	$ 5,316,785
Machinery & Tools – 1.9%
Ingersoll Rand, Inc.	45,524	$ 2,378,629
PACCAR, Inc.	37,493	3,710,682
Regal Rexnord Corp.	21,503	2,579,930
Wabtec Corp.	45,369	4,528,280
		$13,197,521
Major Banks – 4.6%
JPMorgan Chase & Co. (s)	101,723	$ 13,641,054
Morgan Stanley	91,967	7,819,034
PNC Financial Services Group, Inc.	34,275	5,413,394
Wells Fargo & Co.	129,075	5,329,507
		$32,202,989
Medical & Health Technology & Services – 1.4%
ICON PLC (a)	22,242	$ 4,320,508
McKesson Corp.	14,405	5,403,604
		$9,724,112
Medical Equipment – 5.5%
Becton, Dickinson and Co.	21,250	$ 5,403,875
Boston Scientific Corp. (a)	172,477	7,980,511
Danaher Corp.	38,177	10,132,939
Envista Holdings Corp. (a)	85,965	2,894,442
Maravai Lifesciences Holdings, Inc., “A” (a)	111,572	1,596,595
Medtronic PLC	80,063	6,222,496
STERIS PLC	22,210	4,101,965
		$38,332,823
10

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Network & Telecom – 0.7%
Equinix, Inc., REIT	7,286	$ 4,772,549
Other Banks & Diversified Financials – 3.7%
Moody's Corp.	11,998	$ 3,342,883
Northern Trust Corp.	43,843	3,879,667
Visa, Inc., “A”	89,017	18,494,172
		$25,716,722
Pharmaceuticals – 6.6%
Eli Lilly & Co.	26,969	$ 9,866,339
Johnson & Johnson	40,223	7,105,393
Merck & Co., Inc.	87,044	9,657,532
Pfizer, Inc.	126,854	6,499,999
Vertex Pharmaceuticals, Inc. (a)	27,678	7,992,853
Zoetis, Inc.	32,612	4,779,288
		$45,901,404
Railroad & Shipping – 1.4%
Canadian Pacific Railway Ltd.	85,291	$ 6,361,856
CSX Corp.	112,044	3,471,123
		$9,832,979
Real Estate – 0.9%
Extra Space Storage, Inc., REIT	16,708	$ 2,459,083
Jones Lang LaSalle, Inc. (a)	8,362	1,332,652
STORE Capital Corp., REIT	83,784	2,686,115
		$6,477,850
Restaurants – 1.4%
Starbucks Corp.	59,318	$ 5,884,346
Wendy's Co.	156,056	3,531,547
		$9,415,893
Specialty Chemicals – 1.9%
Air Products & Chemicals, Inc.	16,708	$ 5,150,408
Axalta Coating Systems Ltd. (a)	84,105	2,142,155
DuPont de Nemours, Inc.	90,513	6,211,907
		$13,504,470
Specialty Stores – 5.7%
Amazon.com, Inc. (a)(s)	233,962	$ 19,652,808
Home Depot, Inc.	32,515	10,270,188
Ross Stores, Inc.	44,276	5,139,115
Target Corp.	30,191	4,499,667
		$39,561,778
Telecommunications - Wireless – 1.8%
SBA Communications Corp., REIT	32,440	$ 9,093,256
T-Mobile US, Inc. (a)	22,478	3,146,920
		$12,240,176
Tobacco – 0.7%
Philip Morris International, Inc.	51,484	$ 5,210,696
11

MFS Research Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 3.5%
Alliant Energy Corp.	77,613	$ 4,285,014
American Electric Power Co., Inc.	35,216	3,343,759
Duke Energy Corp.	56,059	5,773,516
NextEra Energy, Inc.	71,811	6,003,400
PG&E Corp. (a)	301,558	4,903,333
		$24,309,022
Total Common Stocks (Identified Cost, $489,720,492)		$690,573,622
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $7,720,196)	7,719,773	$ 7,722,089
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.33% (j) (Identified Cost, $232,852)	232,852	$ 232,852
Securities Sold Short – (0.4)%
Telecommunications - Wireless – (0.4)%
Crown Castle, Inc., REIT (Proceeds Received, $2,964,530)	(23,778)	$ (3,225,248)
Other Assets, Less Liabilities – 0.0%		296,496
Net Assets – 100.0%		$695,599,811
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $7,722,089 and $690,806,474, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At December 31, 2022, the fund had cash collateral of $97,361 and other liquid securities with an aggregate value of $9,620,254 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
12

MFS Research Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value, including $215,805 of securities on loan (identified cost, $489,953,344)	$690,806,474
Investments in affiliated issuers, at value (identified cost, $7,720,196)	7,722,089
Deposits with brokers for
Securities sold short	97,361
Receivables for
Fund shares sold	73,696
Interest and dividends	883,851
Other assets	3,081
Total assets	$699,586,552
Liabilities
Payables for
Securities sold short, at value (proceeds received, $2,964,530)	$3,225,248
Fund shares reacquired	373,223
Collateral for securities loaned, at value (c)	232,852
Payable to affiliates
Investment adviser	34,736
Administrative services fee	873
Shareholder servicing costs	473
Distribution and/or service fees	5,953
Payable for independent Trustees' compensation	13
Accrued expenses and other liabilities	113,370
Total liabilities	$3,986,741
Net assets	$695,599,811
Net assets consist of
Paid-in capital	$456,725,627
Total distributable earnings (loss)	238,874,184
Net assets	$695,599,811
Shares of beneficial interest outstanding	25,287,369
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$405,178,482	14,608,881	$27.74
Service Class	290,421,329	10,678,488	27.20
(c)	Non-cash collateral is not included.
See Notes to Financial Statements
13

MFS Research Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$10,361,781
Dividends from affiliated issuers	77,737
Other	10,837
Income on securities loaned	1,412
Foreign taxes withheld	(33,480)
Total investment income	$10,418,287
Expenses
Management fee	$5,368,398
Distribution and/or service fees	815,570
Shareholder servicing costs	29,571
Administrative services fee	120,258
Independent Trustees' compensation	12,936
Custodian fee	38,815
Shareholder communications	22,144
Audit and tax fees	63,898
Legal fees	2,926
Dividend and interest expense on securities sold short	161,891
Interest expense and fees	3,176
Miscellaneous	30,713
Total expenses	$6,670,296
Reduction of expenses by investment adviser	(183,598)
Net expenses	$6,486,698
Net investment income (loss)	$3,931,589
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$35,481,848
Affiliated issuers	(2,063)
Foreign currency	1,532
Net realized gain (loss)	$35,481,317
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(177,395,305)
Affiliated issuers	1,885
Securities sold short	1,345,978
Translation of assets and liabilities in foreign currencies	(120)
Net unrealized gain (loss)	$(176,047,562)
Net realized and unrealized gain (loss)	$(140,566,245)
Change in net assets from operations	$(136,634,656)
See Notes to Financial Statements
14

MFS Research Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$3,931,589	$1,718,115
Net realized gain (loss)	35,481,317	96,790,234
Net unrealized gain (loss)	(176,047,562)	71,595,011
Change in net assets from operations	$(136,634,656)	$170,103,360
Total distributions to shareholders	$(99,101,437)	$(46,739,322)
Change in net assets from fund share transactions	$149,469,874	$(89,224,453)
Total change in net assets	$(86,266,219)	$34,139,585
Net assets
At beginning of period	781,866,030	747,726,445
At end of period	$695,599,811	$781,866,030
See Notes to Financial Statements
15

MFS Research Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$38.59	$32.87	$29.49	$24.93	$29.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.13	$0.18	$0.23	$0.26
Net realized and unrealized gain (loss)	(6.62)	7.92	4.62	7.66	(1.04)
Total from investment operations	$(6.41)	$8.05	$4.80	$7.89	$(0.78)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.20)	$(0.22)	$(0.24)	$(0.22)
From net realized gain	(4.28)	(2.13)	(1.20)	(3.09)	(3.57)
Total distributions declared to shareholders	$(4.44)	$(2.33)	$(1.42)	$(3.33)	$(3.79)
Net asset value, end of period (x)	$27.74	$38.59	$32.87	$29.49	$24.93
Total return (%) (k)(r)(s)(x)	(17.21)	24.80	16.59	32.95	(4.37)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.80	0.82	0.83	0.82
Expenses after expense reductions	0.79	0.78	0.79	0.81	0.81
Net investment income (loss)	0.68	0.35	0.62	0.82	0.88
Portfolio turnover	24	19	39	35	31
Net assets at end of period (000 omitted)	$405,178	$384,928	$372,405	$361,842	$319,422
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.77	0.77	0.77	0.78	0.79

See Notes to Financial Statements
16

MFS Research Series
Financial Highlights - continued
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$37.92	$32.34	$29.05	$24.61	$29.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.04	$0.11	$0.16	$0.18
Net realized and unrealized gain (loss)	(6.50)	7.79	4.54	7.55	(1.03)
Total from investment operations	$(6.38)	$7.83	$4.65	$7.71	$(0.85)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.12)	$(0.16)	$(0.18)	$(0.14)
From net realized gain	(4.28)	(2.13)	(1.20)	(3.09)	(3.57)
Total distributions declared to shareholders	$(4.34)	$(2.25)	$(1.36)	$(3.27)	$(3.71)
Net asset value, end of period (x)	$27.20	$37.92	$32.34	$29.05	$24.61
Total return (%) (k)(r)(s)(x)	(17.43)	24.51	16.31	32.60	(4.62)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.07	1.05	1.07	1.08	1.07
Expenses after expense reductions	1.04	1.03	1.04	1.06	1.06
Net investment income (loss)	0.39	0.10	0.37	0.57	0.63
Portfolio turnover	24	19	39	35	31
Net assets at end of period (000 omitted)	$290,421	$396,938	$375,322	$319,842	$215,898
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.02	1.02	1.02	1.03	1.04
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Research Series
Notes to Financial Statements
(1)  Business and Organization
MFS Research Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party
18

MFS Research Series
Notes to Financial Statements  - continued
pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$690,573,622	$—	$—	$690,573,622
Mutual Funds	7,954,941	—	—	7,954,941
Total	$698,528,563	$—	$—	$698,528,563
Securities Sold Short	$(3,225,248)	$—	$—	$(3,225,248)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2022, this expense amounted to $161,891.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $215,805. The fair value of the fund's investment securities on loan and a related liability of $232,852 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $13,643 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A
19

MFS Research Series
Notes to Financial Statements  - continued
portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$14,039,255	$6,675,285
Long-term capital gains	85,062,182	40,064,037
Total distributions	$99,101,437	$46,739,322
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$497,117,079
Gross appreciation	238,318,911
Gross depreciation	(40,132,675)
Net unrealized appreciation (depreciation)	$198,186,236
Undistributed ordinary income	1,902,699
Undistributed long-term capital gain	38,785,228
Other temporary differences	21
Total distributable earnings (loss)	$238,874,184
20

MFS Research Series
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$56,469,294	$23,181,009
Service Class	42,632,143	23,558,313
Total	$99,101,437	$46,739,322
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $99,482, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 0.77% of average daily net assets for the Initial Class shares and 1.02% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $84,116, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $27,783, which equated to 0.0039% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $1,788.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0168% of the fund's average daily net assets.
21

MFS Research Series
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $77,603.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $12,754, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short sales and short-term obligations, aggregated $223,482,735 and $169,774,841, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,166,754	$136,162,513	297,691	$10,769,839
Service Class	546,740	17,085,861	359,379	12,740,685
	4,713,494	$153,248,374	657,070	$23,510,524
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,929,255	$56,469,294	625,837	$23,181,009
Service Class	1,483,889	42,632,143	646,851	23,558,313
	3,413,144	$99,101,437	1,272,688	$46,739,322
Shares reacquired
Initial Class	(1,460,747)	$(46,824,246)	(2,278,729)	$(82,861,036)
Service Class	(1,820,168)	(56,055,691)	(2,142,388)	(76,613,263)
	(3,280,915)	$(102,879,937)	(4,421,117)	$(159,474,299)
Net change
Initial Class	4,635,262	$145,807,561	(1,355,201)	$(48,910,188)
Service Class	210,461	3,662,313	(1,136,158)	(40,314,265)
	4,845,723	$149,469,874	(2,491,359)	$(89,224,453)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 12%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund.
22

MFS Research Series
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $3,176 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,954,476	$93,074,503	$91,306,712	$(2,063)	$1,885	$7,722,089
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$77,737	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
23

MFS Research Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research Series (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Research Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Research Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
26

MFS Research Series
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall
27

MFS Research Series
Board Review of Investment Advisory Agreement
MFS Research Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
28

MFS Research Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
29

MFS Research Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $93,569,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 50.85% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2022
MFS®  Total Return Series
MFS® Variable Insurance Trust
VTR-ANN

MFS® Total Return Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Total Return Series
Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Note 5 yr Future - MAR 2023	3.1%
U.S. Treasury Notes, 0.375%, 11/30/2025	2.6%
Goldman Sachs Group, Inc.	2.2%
UMBS, 2.5%, 30 year (h)	1.9%
Charles Schwab Corp.	1.9%
Microsoft Corp.	1.9%
JPMorgan Chase & Co.	1.9%
Cigna Corp.	1.8%
Johnson & Johnson	1.6%
U.S. Treasury Ultra Note 10 yr Future - MAR 2023	(1.9)%
Composition including fixed income credit quality (a)(i)
AAA	4.6%
AA	1.8%
A	4.2%
BBB	9.0%
BB	0.1%
B (o)	0.0%
CCC (o)	0.0%
U.S. Government	7.0%
Federal Agencies	12.6%
Not Rated	2.7%
Non-Fixed Income	60.1%
Cash & Cash Equivalents	0.6%
Other	(2.7)%
GICS equity sectors (g)
Financials	14.8%
Health Care	10.3%
Industrials	8.6%
Information Technology	7.1%
Communication Services	4.1%
Consumer Staples	4.0%
Energy	3.2%
Utilities	2.4%
Consumer Discretionary	2.3%
Materials	2.2%
Convertible Debt	0.8%
Real Estate	0.3%
Fixed income sectors (i)
Investment Grade Corporates	12.9%
Mortgage-Backed Securities	12.6%
U.S. Treasury Securities	9.7%
Collateralized Debt Obligations	3.4%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	0.4%
Municipal Bonds	0.4%
Non-U.S. Government Bonds	0.3%
Emerging Markets Bonds	0.2%
High Yield Corporates	0.1%
U.S. Government Agencies (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities,

MFS Total Return Series
Portfolio Composition - continued
and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(h)	UMBS may include both Fannie Mae and Freddie Mac securities.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.

MFS Total Return Series
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Total Return Series (fund) provided a total return of -9.58%, while Service Class shares of the fund provided a total return of -9.84%. These compare with returns of -18.11% and –13.01% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Bloomberg U.S. Aggregate Bond Index, respectively. The fund’s other benchmark, the MFS Total Return Blended Index (Blended Index), generated a return of -15.79%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Within the equity portion of the fund, a combination of the fund’s underweight position and stock selection within both the consumer discretionary and communication services sectors contributed to performance relative to the S&P 500 Index. Within the consumer discretionary sector, not owning shares of both internet retailer Amazon.com and electric vehicle manufacturer Tesla aided relative results. The share price of Amazon.com declined amid the broader market sell-off within technology stocks due to the sharp rise in interest rates that appeared to have reduced investor’s appetite for long-duration growth stocks. Additionally, weaker revenue and operating profit growth, driven by softer-than-anticipated performance in Amazon Web Services (AWS) and a subdued consumer demand, further weakened Amazon.com’s stock price performance during the reporting period. Within the communication services sector, not owning shares of Meta Platforms, and the fund’s underweight position in technology company Alphabet, lifted relative performance. The stock price of Meta Platforms fell during the reporting period due to a reduction in the company’s forward-looking guidance, led by higher-than-anticipated expenses, uncertain macroeconomic conditions and weakening of online advertising demand.
Favorable stock selection and, to a lesser extent, an overweight position in the health care sector also boosted relative returns, led by the fund’s overweight positions in global health services provider Cigna, pharmaceutical company Merck and health care services company McKesson. The share price of Cigna appreciated steadily during the period as the company delivered above-consensus financial results, led by strong performance in Cigna Healthcare, particularly better-than-anticipated medical loss ratio (MLR) rebates and stronger operating income growth.
Stocks in other sectors that supported relative performance included the fund’s overweight positions in global integrated energy company Hess and oil and gas company ConocoPhillips. Additionally, not owning shares of weak-performing computer and personal electronics maker Apple further boosted relative returns.

MFS Total Return Series
Management Review - continued
Within the fixed income portion of the fund, a shorter duration(d) stance, relative to the Bloomberg U.S. Aggregate Bond Index, was a primary contributor to relative returns as interest rates rose throughout the reporting period.
Detractors from Performance
Within the equity portion of the fund, stock selection in the industrials sector weighed on performance relative to the S&P 500 Index, led by the fund’s overweight positions in power and hand tools manufacturer Stanley Black & Decker and home improvement and building product manufacturer Masco. The share price of Stanley Black & Decker fell as the company’s financial results came under pressure due to weaker-than-anticipated margins within its tools and storage segments. Additionally, management lowered its revenue guidance owing to a slowdown in consumer demand and global supply chain headwinds, which further pressured the stock.
Elsewhere, not owning shares of integrated energy companies ExxonMobil and Chevron, health insurance and Medicare/Medicaid provider UnitedHealth Group, insurance and investment firm Berkshire Hathaway, pharmaceutical products manufacturer Eli Lilly and biopharmaceutical company AbbVie held back relative returns. The share price of ExxonMobil advanced during the period, owing to a strong energy price environment reflecting global energy shortages and better margins expansion in its refining segment. Additionally, increased return to shareholders through stock repurchases and dividends, and greater debt reduction, further supported the stock. Additionally, overweight positions in both cable services provider Comcast and semiconductor company Intel further weighed on relative results. The share price of Comcast declined, primarily over higher-than-expected broadband and video subscriber losses paired with softer advertising income.
Within the fixed income portion of the fund, asset allocation decisions detracted from the fund’s performance relative to the Bloomberg U.S. Aggregate Bond Index. From a sector perspective, the fund’s exposure to the Collateralized Mortgage Obligations (CMO) sector, for which the benchmark has no exposure, and an underweight exposure to the treasury sector, hindered relative returns.
Unfavorable security selection within both the financial institutions sector, particularly within “A” rated(r) bonds, and the industrials sector also dampened relative returns.
Respectfully,
Portfolio Manager(s)
Steven Gorham, Alexander Mackey, Joshua Marston, Johnathan Munko, and Henry Peabody
Note to Shareholders: Effective January 20, 2023, Henry Peabody is no longer a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 ratings agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Series
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	(9.58)%	5.18%	7.34%
Service Class	5/01/00	(9.84)%	4.91%	7.07%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	(18.11)%	9.42%	12.56%
Bloomberg U.S. Aggregate Bond Index (f)	(13.01)%	0.02%	1.06%
MFS Total Return Blended Index (f)(w)	(15.79)%	5.96%	8.08%
(f)	Source: FactSet Research Systems Inc.
(w)	The MFS Total Return Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
12/31/22
Standard & Poor's 500 Stock Index	60%
Bloomberg U.S. Aggregate Bond Index	40%
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.

MFS Total Return Series
Performance Summary – continued
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.61%	$1,000.00	$1,036.65	$3.13
	Hypothetical (h)	0.61%	$1,000.00	$1,022.13	$3.11
Service Class	Actual	0.86%	$1,000.00	$1,035.31	$4.41
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Total Return Series
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 58.5%
Aerospace & Defense – 2.2%
Honeywell International, Inc.	69,997	$ 15,000,357
Howmet Aerospace, Inc.	259,071	10,209,988
L3Harris Technologies, Inc.	65,654	13,669,819
Northrop Grumman Corp.	15,370	8,386,026
		$47,266,190
Alcoholic Beverages – 0.3%
Constellation Brands, Inc., “A”	33,099	$ 7,670,693
Automotive – 1.6%
Aptiv PLC (a)	114,636	$ 10,676,050
Lear Corp.	82,397	10,218,876
LKQ Corp.	252,524	13,487,307
		$34,382,233
Broadcasting – 0.7%
Omnicom Group, Inc.	163,053	$ 13,300,233
Warner Bros. Discovery, Inc. (a)	184,110	1,745,363
		$15,045,596
Brokerage & Asset Managers – 3.0%
Cboe Global Markets, Inc.	66,763	$ 8,376,754
Charles Schwab Corp.	506,716	42,189,175
Invesco Ltd.	285,388	5,134,130
NASDAQ, Inc.	163,760	10,046,676
		$65,746,735
Business Services – 2.5%
Accenture PLC, “A”	39,461	$ 10,529,773
Amdocs Ltd.	135,584	12,324,586
Cognizant Technology Solutions Corp., “A”	118,448	6,774,041
Equifax, Inc.	25,658	4,986,889
Fidelity National Information Services, Inc.	129,560	8,790,646
Fiserv, Inc. (a)	100,575	10,165,115
		$53,571,050
Cable TV – 1.6%
Comcast Corp., “A”	972,588	$ 34,011,402
Chemicals – 0.6%
PPG Industries, Inc.	108,210	$ 13,606,325
Computer Software – 2.2%
Microsoft Corp.	174,989	$ 41,965,862
Oracle Corp.	77,320	6,320,137
		$48,285,999
Computer Software - Systems – 0.2%
Seagate Technology Holdings PLC	101,943	$ 5,363,221

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 1.6%
Masco Corp.	413,579	$ 19,301,732
Stanley Black & Decker, Inc.	123,002	9,239,910
Vulcan Materials Co.	42,291	7,405,577
		$35,947,219
Consumer Products – 0.2%
Kimberly-Clark Corp.	31,974	$ 4,340,470
Consumer Services – 0.2%
Booking Holdings, Inc. (a)	1,828	$ 3,683,932
Electrical Equipment – 1.2%
Johnson Controls International PLC	399,301	$ 25,555,264
Electronics – 2.2%
Applied Materials, Inc.	100,650	$ 9,801,297
Intel Corp.	376,110	9,940,587
NXP Semiconductors N.V.	89,593	14,158,382
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	89,429	6,661,566
Texas Instruments, Inc.	50,002	8,261,331
		$48,823,163
Energy - Independent – 2.9%
ConocoPhillips	221,743	$ 26,165,674
Hess Corp.	152,635	21,646,696
Pioneer Natural Resources Co.	64,928	14,828,906
		$62,641,276
Energy - Integrated – 0.4%
Suncor Energy, Inc.	244,273	$ 7,748,542
Food & Beverages – 1.3%
Archer Daniels Midland Co.	89,387	$ 8,299,583
Danone S.A.	101,293	5,337,962
General Mills, Inc.	79,157	6,637,314
J.M. Smucker Co.	31,368	4,970,573
Mondelez International, Inc.	47,120	3,140,548
		$28,385,980
General Merchandise – 0.1%
Dollar Tree, Inc. (a)	20,649	$ 2,920,595
Health Maintenance Organizations – 1.8%
Cigna Corp.	118,086	$ 39,126,615
Insurance – 3.4%
Aon PLC	78,271	$ 23,492,258
Chubb Ltd.	97,104	21,421,142
Travelers Cos., Inc.	59,759	11,204,215
Willis Towers Watson PLC	76,710	18,761,732
		$74,879,347
Internet – 0.8%
Alphabet, Inc., “A” (a)	189,731	$ 16,739,966

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 0.3%
Electronic Arts, Inc.	52,127	$ 6,368,877
Machinery & Tools – 2.7%
Eaton Corp. PLC	206,815	$ 32,459,614
Ingersoll Rand, Inc.	227,034	11,862,527
Regal Rexnord Corp.	126,412	15,166,912
		$59,489,053
Major Banks – 6.6%
Bank of America Corp.	808,620	$ 26,781,495
Goldman Sachs Group, Inc.	137,133	47,088,730
JPMorgan Chase & Co.	308,913	41,425,233
Morgan Stanley	199,509	16,962,255
PNC Financial Services Group, Inc.	69,930	11,044,744
		$143,302,457
Medical & Health Technology & Services – 1.4%
ICON PLC (a)	45,557	$ 8,849,447
McKesson Corp.	47,115	17,673,779
Quest Diagnostics, Inc.	30,174	4,720,421
		$31,243,647
Medical Equipment – 2.3%
Becton, Dickinson and Co.	27,330	$ 6,950,019
Danaher Corp.	74,167	19,685,405
Medtronic PLC	220,155	17,110,446
Thermo Fisher Scientific, Inc.	10,246	5,642,370
		$49,388,240
Metals & Mining – 0.2%
Rio Tinto PLC	58,307	$ 4,087,025
Other Banks & Diversified Financials – 1.7%
Northern Trust Corp.	142,793	$ 12,635,752
Truist Financial Corp.	592,493	25,494,974
		$38,130,726
Pharmaceuticals – 4.8%
Bayer AG	197,276	$ 10,204,983
Johnson & Johnson	203,780	35,997,737
Merck & Co., Inc.	270,006	29,957,166
Organon & Co.	161,885	4,521,448
Pfizer, Inc.	197,029	10,095,766
Roche Holding AG	29,245	9,187,987
Vertex Pharmaceuticals, Inc. (a)	18,457	5,330,013
		$105,295,100
Railroad & Shipping – 1.0%
Union Pacific Corp.	101,238	$ 20,963,353
Real Estate – 0.3%
STORE Capital Corp., REIT	180,342	$ 5,781,765
Restaurants – 0.2%
Wendy's Co.	240,815	$ 5,449,643

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – 1.0%
Axalta Coating Systems Ltd. (a)	444,206	$ 11,313,927
DuPont de Nemours, Inc.	156,772	10,759,262
		$22,073,189
Specialty Stores – 0.8%
Ross Stores, Inc.	30,103	$ 3,494,055
Wal-Mart Stores, Inc.	102,333	14,509,796
		$18,003,851
Telecommunications - Wireless – 0.8%
T-Mobile US, Inc. (a)	122,506	$ 17,150,840
Tobacco – 1.0%
Philip Morris International, Inc.	219,998	$ 22,265,998
Utilities - Electric Power – 2.4%
Duke Energy Corp.	121,147	$ 12,476,930
Exelon Corp.	235,781	10,192,813
PG&E Corp. (a)	866,132	14,083,306
Southern Co.	212,920	15,204,617
		$51,957,666
Total Common Stocks (Identified Cost, $769,088,956)		$1,276,693,243
Bonds – 39.1%
Aerospace & Defense – 0.1%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$1,108,000	$ 977,714
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	504,000	486,969
Raytheon Technologies Corp., 4.125%, 11/16/2028	1,570,000	1,502,659
		$2,967,342
Asset-Backed & Securitized – 5.8%
ACRES 2021-FL2 Issuer Ltd., “AS”, FLR, 6.076% (LIBOR - 1mo. + 1.75%), 1/15/2037 (n)	$1,851,500	$ 1,739,528
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 5.629% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)	2,407,803	2,343,727
Arbor Realty Trust, Inc., CLO, 2020-FL1, “AS”, FLR, 5.85% (LIBOR - 1mo. + 1.4%), 2/15/2035 (n)	1,150,000	1,118,883
Arbor Realty Trust, Inc., CLO, 2021-FL1, “AS”, FLR, 5.47% (LIBOR - 1mo. + 1.2%), 12/15/2035 (n)	2,115,000	1,940,826
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 5.917% (LIBOR - 1mo. + 1.6%), 8/15/2034 (n)	1,807,500	1,644,925
Arbor Realty Trust, Inc., CLO, 2022-FL1, “B”, FLR, 5.907% (SOFR - 30 day + 2.1%), 1/15/2037 (n)	5,076,500	4,853,241
AREIT 2019-CRE3 Trust, “AS”, FLR, 5.74% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	3,366,000	3,278,147
AREIT 2022-CRE6 Trust, “B”, FLR, 5.675% (SOFR - 30 day + 1.85%), 1/16/2037 (n)	3,088,500	2,837,346
Bayview Financial Revolving Mortgage Loan Trust, FLR, 5.988% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	565,350	694,832
BDS 2019-FL4 Ltd., “A”, FLR, 5.426% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	45,269	45,269
Brazos Securitization LLC, 5.243%, 3/01/2041 (n)	1,552,000	1,491,231
BSPRT 2021-FL6 Issuer Ltd., “AS”, FLR, 5.617% (LIBOR - 1mo. + 1.3%), 3/15/2036 (n)	4,964,000	4,697,498
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 6.368% (LIBOR - 1mo. + 2.05%), 12/15/2038 (n)	849,500	788,589
BSPRT 2022-FL8 Issuer Ltd., “B”, FLR, 5.857% (SOFR - 30 day + 2.05%), 2/15/2037 (n)	1,817,000	1,732,816
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	1,097,217	963,416
BXMT 2021-FL4 Ltd., “AS”, FLR, 5.617% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	5,214,000	4,974,328
CHCP 2021-FL1 Ltd., “AS”, FLR, 5.74% (LIBOR - 1mo. + 1.3%) 2/15/2038 (n)	2,203,500	2,127,618
Columbia Cent CLO 28 Ltd., “A-2-R”, 6.231%, 11/07/2030 (n)	3,492,733	3,345,724
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,980,975	3,788,851
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	1,118,000	1,025,746
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,316,427	2,198,082
Cutwater 2015-1A Ltd., “AR”, FLR, 5.299% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	1,582,610	1,571,965
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 4.979% (LIBOR - 3mo. + 0.9%), 4/15/2029 (n)	1,880,829	1,858,169

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 5.099% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	$4,414,000	$ 4,354,160
GMAC Mortgage Corp. Loan Trust, FGIC, 5.805%, 10/25/2036	105,074	103,280
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	4,243,101	4,023,423
JPMBB Commercial Mortgage Securities Trust, 2014-C26, “A4”, 3.494%, 1/15/2048	4,880,000	4,672,585
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	3,256,792	3,080,758
LCCM 2021-FL2 Trust, “B”, FLR, 6.217% (LIBOR - 1mo. + 1.9%), 12/13/2038 (n)	2,562,000	2,459,699
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 6.067% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	5,288,000	4,970,691
MF1 2020-FL4 Ltd., “A”, FLR, 6.15% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	1,231,738	1,207,244
MF1 2021-FL5 Ltd., “AS”, FLR, 5.65% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	5,459,500	5,264,055
MF1 2022-FL8 Ltd., “B”, FLR, 5.775% (SOFR - 30 day + 1.95%), 2/19/2037 (n)	2,251,053	2,127,113
MidOcean Credit CLO, 2013-2A, “BR”, FLR, 6.064% (LIBOR - 3mo. + 1.65%), 1/29/2030 (n)	3,932,725	3,797,923
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	1,600,004	1,478,844
Neuberger Berman CLO Ltd., 2013-15A, “BR2”, FLR, 5.429% (LIBOR - 3mo. + 1.35%), 10/15/2029 (n)	1,750,540	1,693,198
Neuberger Berman CLO Ltd., 2015-20A, “ARR”, FLR, 5.239% (LIBOR - 3mo. + 1.16%), 7/15/2034 (n)	1,900,000	1,850,518
Oaktree CLO 2019-1A Ltd., “BR”, FLR, 6.074% (LIBOR - 3mo. + 1.75%), 4/22/2030 (n)	5,195,227	4,974,336
OneMain Financial Issuance Trust 2022-3A, “A”, 5.94%, 5/15/2034 (n)	2,137,000	2,122,461
PFP III 2021-7 Ltd., “AS”, FLR, 5.467% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	3,912,305	3,683,662
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 5.389% (LIBOR - 1mo. + 1%), 4/25/2038 (n)	2,297,208	2,230,141
ReadyCap Commercial Mortgage Trust, 2021-FL7, “B”, FLR, 6.188% (LIBOR - 1mo. + 1.8%), 11/25/2036 (n)	1,130,000	1,064,885
Residential Funding Mortgage Securities, Inc., FGIC, 4.223%, 12/25/2035	63,221	62,695
Santander Drive Auto Receivables Trust, 2022-6, “A2”, 4.37%, 5/15/2025	449,000	446,934
Santander Retail Auto Lease Trust, 2020-A, “B”, 1.88%, 3/20/2024 (n)	313,426	312,913
Starwood Commercial Mortgage, 2022-FL3, “AS”, FLR, 5.607% (SOFR - 30 day + 1.8%), 11/15/2038 (n)	5,210,500	4,934,245
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 5.526% (LIBOR - 1mo. + 1.2%), 3/15/2038 (n)	5,181,500	5,007,251
Verizon Owner Trust, 2020-A, “B”, 1.98%, 7/22/2024	2,616,000	2,591,047
Voya CLO 2012-4A Ltd., “A2R3”, FLR, 5.529% (LIBOR - 3mo. + 1.45%), 10/15/2030 (n)	2,010,166	1,909,149
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	4,315,766	4,109,356
		$125,593,323
Automotive – 0.4%
General Motors Co., 6.75%, 4/01/2046	$846,000	$ 811,063
Hyundai Capital America, 2.65%, 2/10/2025 (n)	804,000	756,077
Lear Corp., 4.25%, 5/15/2029	656,000	589,116
Magna International, Inc., 2.45%, 6/15/2030	1,902,000	1,571,675
Stellantis N.V., 2.691%, 9/15/2031 (n)	2,944,000	2,246,279
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	3,607,000	3,444,718
		$9,418,928
Broadcasting – 0.3%
Walt Disney Co., 3.5%, 5/13/2040	$3,478,000	$ 2,799,821
Warnermedia Holdings, Inc., 5.05%, 3/15/2042 (n)	1,937,000	1,481,964
Warnermedia Holdings, Inc., 5.141%, 3/15/2052 (n)	1,692,000	1,230,027
		$5,511,812
Brokerage & Asset Managers – 0.2%
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	$2,155,000	$ 1,757,295
Morgan Stanley Domestic Holdings, Inc., 4.5%, 6/20/2028	975,000	948,088
Raymond James Financial, Inc., 4.95%, 7/15/2046	2,057,000	1,828,721
		$4,534,104
Building – 0.2%
Martin Marietta Materials, Inc., 2.5%, 3/15/2030	$190,000	$ 156,538
Masco Corp., 2%, 2/15/2031	3,622,000	2,786,752
Vulcan Materials Co., 3.5%, 6/01/2030	380,000	334,718
		$3,278,008

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Business Services – 0.6%
Equinix, Inc., 2.625%, 11/18/2024	$2,863,000	$ 2,726,417
Equinix, Inc., 1.8%, 7/15/2027	1,829,000	1,565,526
Equinix, Inc., 2.5%, 5/15/2031	2,363,000	1,898,650
Experian Finance PLC, 4.25%, 2/01/2029 (n)	1,450,000	1,337,672
Fiserv, Inc., 2.65%, 6/01/2030	730,000	613,663
Global Payments, Inc., 1.2%, 3/01/2026	2,011,000	1,752,903
Global Payments, Inc., 2.9%, 11/15/2031	1,699,000	1,339,778
RELX Capital, Inc., 3%, 5/22/2030	620,000	528,331
Verisk Analytics, Inc., 4.125%, 3/15/2029	1,857,000	1,738,397
		$13,501,337
Cable TV – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$1,053,000	$ 1,026,449
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.5%, 6/01/2041	2,122,000	1,382,684
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	430,000	337,310
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.25%, 4/01/2053	1,734,000	1,338,376
Cox Communications, Inc., 1.8%, 10/01/2030 (n)	1,333,000	1,013,729
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	2,526,000	2,805,998
		$7,904,546
Chemicals – 0.1%
RPM International, Inc., 2.95%, 1/15/2032	$1,427,000	$ 1,124,357
Sherwin-Williams Co., 2.3%, 5/15/2030	1,542,000	1,267,675
		$2,392,032
Computer Software – 0.0%
Oracle Corp., 6.15%, 11/09/2029	$947,000	$ 982,954
Conglomerates – 0.3%
Carrier Global Corp., 3.377%, 4/05/2040	$3,222,000	$ 2,445,410
Roper Technologies, Inc., 4.2%, 9/15/2028	675,000	651,945
Roper Technologies, Inc., 2.95%, 9/15/2029	411,000	357,438
Roper Technologies, Inc., 2%, 6/30/2030	1,302,000	1,043,417
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	808,000	760,690
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	2,112,000	2,027,634
		$7,286,534
Consumer Products – 0.1%
GSK Consumer Healthcare Capital US LLC, 3.375%, 3/24/2029	$1,861,000	$ 1,673,479
Consumer Services – 0.1%
Booking Holdings, Inc., 4.625%, 4/13/2030	$1,430,000	$ 1,381,063
Electrical Equipment – 0.1%
Arrow Electronics, Inc., 2.95%, 2/15/2032	$2,690,000	$ 2,120,881
Electronics – 0.4%
Broadcom, Inc., 4.15%, 11/15/2030	$505,000	$ 452,557
Broadcom, Inc., 4.3%, 11/15/2032	1,329,000	1,171,302
Broadcom, Inc., 3.469%, 4/15/2034 (n)	1,184,000	944,515
Broadcom, Inc., 3.187%, 11/15/2036 (n)	2,359,000	1,694,441
Broadcom, Inc., 4.926%, 5/15/2037 (n)	683,000	595,825
NXP B.V./NXP Funding LLC/NXP USA, Inc., 2.5%, 5/11/2031	2,212,000	1,761,814
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.25%, 5/11/2041	1,896,000	1,322,918
		$7,943,372

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Integrated – 0.3%
BP Capital Markets America, Inc., 2.721%, 1/12/2032	$4,182,000	$ 3,485,529
Eni S.p.A., 4.75%, 9/12/2028 (n)	3,564,000	3,449,122
		$6,934,651
Financial Institutions – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.875%, 1/16/2024	$362,000	$ 358,546
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/2026	4,225,000	3,694,516
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	2,329,000	2,105,394
Air Lease Corp., 2.2%, 1/15/2027	1,394,000	1,214,813
Air Lease Corp., 2.875%, 1/15/2032	1,830,000	1,453,808
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	682,000	621,401
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	2,183,000	1,868,178
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	1,821,000	1,455,515
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	639,000	630,667
		$13,402,838
Food & Beverages – 0.4%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$2,950,000	$ 3,623,226
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	737,000	658,812
Constellation Brands, Inc., 3.5%, 5/09/2027	1,544,000	1,445,553
Diageo Capital PLC, 2.375%, 10/24/2029	2,618,000	2,233,403
Keurig Dr Pepper, Inc., 3.2%, 5/01/2030	304,000	264,919
		$8,225,913
Gaming & Lodging – 0.3%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$1,593,000	$ 1,507,520
Las Vegas Sands Corp., 3.9%, 8/08/2029	783,000	659,648
Marriott International, Inc., 4%, 4/15/2028	1,731,000	1,607,550
Marriott International, Inc., 4.625%, 6/15/2030	1,979,000	1,846,632
Marriott International, Inc., 2.85%, 4/15/2031	7,000	5,668
Marriott International, Inc., 2.75%, 10/15/2033	1,600,000	1,220,653
		$6,847,671
Insurance – 0.4%
AIA Group Ltd., 3.375%, 4/07/2030 (n)	$2,338,000	$ 2,055,107
Corebridge Financial, Inc., 3.9%, 4/05/2032 (n)	3,078,000	2,688,225
Metropolitan Life Global Funding I, 3.3%, 3/21/2029 (n)	4,200,000	3,760,576
		$8,503,908
Insurance - Health – 0.2%
Humana, Inc., 3.7%, 3/23/2029	$1,850,000	$ 1,693,747
Humana, Inc., 5.875%, 3/01/2033	1,686,000	1,740,464
		$3,434,211
Insurance - Property & Casualty – 0.4%
Aon Corp., 3.75%, 5/02/2029	$4,102,000	$ 3,783,864
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031	172,000	140,388
Brown & Brown, Inc., 4.2%, 3/17/2032	2,124,000	1,841,427
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032 (n)	3,006,000	2,821,470
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	1,087,000	758,268
		$9,345,417
International Market Quasi-Sovereign – 0.3%
Temasek Financial I Ltd. (Republic of Singapore), 2.375%, 1/23/2023 (n)	$6,400,000	$ 6,392,904

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.2%
Ashtead Capital, Inc., 5.5%, 8/11/2032 (n)	$2,832,000	$ 2,708,721
CNH Industrial Capital LLC, 4.2%, 1/15/2024	1,679,000	1,654,894
CNH Industrial Capital LLC, 1.875%, 1/15/2026	448,000	406,243
		$4,769,858
Major Banks – 2.4%
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	$1,626,000	$ 1,550,361
Bank of America Corp., 3.5%, 4/19/2026	1,361,000	1,298,859
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR + 1.21%) to 10/20/2032	3,452,000	2,703,614
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	877,000	667,909
Capital One Financial Corp., 3.75%, 3/09/2027	1,728,000	1,641,964
Capital One Financial Corp., 3.273% to 3/01/2029, FLR (SOFR - 1 day + 1.79%) to 3/01/2030	3,742,000	3,199,297
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	880,000	746,136
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	2,258,000	1,884,344
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032	2,831,000	2,196,597
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	922,000	730,586
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2170	442,000	382,309
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	3,163,000	2,955,176
JPMorgan Chase & Co., 2.739% to 10/15/2029, FLR (SOFR - 1 day + 1.51%) to 10/15/2030	897,000	752,239
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR - 1 day + 2.515%) to 5/13/2031	476,000	392,203
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	4,631,000	3,660,486
JPMorgan Chase & Co., 2.963% to 1/25/2032, FLR (SOFR - 1 day + 1.26%) to 1/25/2033	1,781,000	1,449,560
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	938,000	718,675
Mitsubishi UFJ Financial Group, Inc., 2.852% to 1/19/2032, FLR (CMT - 1yr. + 1.1%) to 1/19/2033	2,674,000	2,128,576
Morgan Stanley, 3.875%, 4/29/2024	522,000	513,891
Morgan Stanley, 4%, 7/23/2025	1,063,000	1,038,009
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR - 1 day + 1.143%) to 1/22/2031	2,483,000	2,051,819
Morgan Stanley, 2.943% to 1/21/2032, FLR (SOFR - 1 day + 1.29%) to 1/21/2033	3,130,000	2,532,102
Royal Bank of Canada, 1.15%, 6/10/2025	2,774,000	2,539,130
State Street Corp., 2.901% to 3/30/2025, FLR (SOFR + 2.6%) to 3/30/2026	344,000	327,159
Sumitomo Mitsui Financial Group, Inc., 2.472%, 1/14/2029	5,230,000	4,404,972
UBS Group AG, 2.095% to 2/11/2031, FLR (CMT - 1yr. + 1.0%) to 2/11/2032 (n)	6,416,000	4,830,561
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	5,150,000	4,338,349
		$51,634,883
Medical & Health Technology & Services – 0.4%
Adventist Health System/West, 5.43%, 3/01/2032	$2,533,000	$ 2,494,906
Alcon Finance Corp., 2.6%, 5/27/2030 (n)	302,000	256,493
Cigna Corp., 3.2%, 3/15/2040	474,000	357,610
HCA Healthcare, Inc., 4.375%, 3/15/2042 (n)	1,202,000	957,042
HCA, Inc., 4.125%, 6/15/2029	1,809,000	1,651,420
HCA, Inc., 5.125%, 6/15/2039	1,932,000	1,728,722
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	980,000	839,702
Northwell Healthcare, Inc., 3.979%, 11/01/2046	153,000	117,245
Northwell Healthcare, Inc., 4.26%, 11/01/2047	1,205,000	957,071
		$9,360,211
Medical Equipment – 0.1%
Boston Scientific Corp., 2.65%, 6/01/2030	$1,590,000	$ 1,358,160
Metals & Mining – 0.4%
Anglo American Capital PLC, 3.875%, 3/16/2029 (n)	$496,000	$ 445,302
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)	1,394,000	1,383,874
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	4,564,000	3,709,094
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	1,244,000	1,237,512
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	1,695,000	1,375,814

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	$709,000	$ 580,193
		$8,731,789
Midstream – 0.5%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$1,833,000	$ 1,656,888
Enbridge, Inc., 2.5%, 1/15/2025	969,000	916,726
Energy Transfer LP, 5.75%, 2/15/2033	2,187,000	2,139,673
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	1,030,000	1,016,077
ONEOK, Inc., 4.95%, 7/13/2047	2,331,000	1,877,443
Plains All American Pipeline LP, 3.8%, 9/15/2030	1,881,000	1,634,742
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	512,000	474,581
Spectra Energy Partners LP, 3.375%, 10/15/2026	828,000	770,472
Targa Resources Corp., 4.2%, 2/01/2033	746,000	641,831
		$11,128,433
Mortgage-Backed – 12.5%
Fannie Mae, 5%, 12/01/2023 - 3/01/2041	$1,743,587	$ 1,770,690
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	3,223,540	3,037,381
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	689,504	712,188
Fannie Mae, 2.5%, 11/01/2031	63,739	59,477
Fannie Mae, 5.5%, 2/01/2033 - 4/01/2040	4,168,081	4,245,872
Fannie Mae, 3%, 2/25/2033 (i)	306,560	28,042
Fannie Mae, 4.5%, 8/01/2033 - 6/01/2044	3,882,103	3,841,380
Fannie Mae, 6%, 1/01/2034 - 7/01/2037	2,400,890	2,456,661
Fannie Mae, 3.5%, 4/01/2038 - 7/01/2046	10,335,539	9,639,211
Fannie Mae, 3.25%, 5/25/2040	99,317	91,948
Fannie Mae, 4%, 9/01/2040 - 6/01/2047	7,149,735	6,861,794
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	260,725	239,009
Fannie Mae, 4%, 7/25/2046 (i)	308,296	58,966
Fannie Mae, UMBS, 2%, 9/01/2036 - 4/01/2052	25,214,736	21,257,720
Fannie Mae, UMBS, 2.5%, 11/01/2036 - 8/01/2052	45,046,202	38,585,350
Fannie Mae, UMBS, 1.5%, 2/01/2042 - 9/01/2051	1,730,369	1,340,751
Fannie Mae, UMBS, 3%, 6/01/2051 - 11/01/2052	11,719,744	10,320,052
Fannie Mae, UMBS, 3.5%, 5/01/2052 - 10/01/2052	1,572,375	1,428,960
Fannie Mae, UMBS, 4.5%, 7/01/2052 - 10/01/2052	4,923,107	4,740,818
Fannie Mae, UMBS, 5%, 9/01/2052	1,954,713	1,927,681
Fannie Mae, UMBS, 5.5%, 11/01/2052 - 1/01/2053	3,999,897	4,011,002
Fannie Mae, UMBS, 6%, 12/01/2052	2,650,001	2,689,921
Freddie Mac, 3.111%, 2/25/2023	458,662	457,230
Freddie Mac, 3.32%, 2/25/2023	498,472	496,850
Freddie Mac, 3.25%, 4/25/2023 - 11/25/2061	2,491,864	2,410,769
Freddie Mac, 3.06%, 7/25/2023	175,000	173,279
Freddie Mac, 3.458%, 8/25/2023	1,616,963	1,601,890
Freddie Mac, 0.903%, 4/25/2024 (i)	4,033,202	37,771
Freddie Mac, 0.505%, 7/25/2024 (i)	14,179,000	111,294
Freddie Mac, 0.6%, 7/25/2024 (i)	4,239,335	28,504
Freddie Mac, 4.5%, 8/01/2024 - 5/01/2042	687,080	681,976
Freddie Mac, 0.318%, 8/25/2024 (i)	15,246,000	112,075
Freddie Mac, 0.387%, 8/25/2024 (i)	24,839,753	154,508
Freddie Mac, 3.064%, 8/25/2024	773,837	752,581
Freddie Mac, 0.341%, 10/25/2024 (i)	17,976,086	82,997
Freddie Mac, 0.274%, 11/25/2024 (i)	15,385,000	72,826
Freddie Mac, 2.67%, 12/25/2024	1,261,000	1,209,147
Freddie Mac, 0.639%, 6/25/2027 (i)	13,682,000	358,581
Freddie Mac, 0.749%, 6/25/2027 (i)	4,611,328	123,730
Freddie Mac, 0.574%, 7/25/2027 (i)	11,836,697	256,095

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.328%, 8/25/2027 (i)	$9,650,000	$ 142,186
Freddie Mac, 0.424%, 8/25/2027 (i)	6,516,976	108,841
Freddie Mac, 0.279%, 9/25/2027 (i)	10,419,000	135,139
Freddie Mac, 0.196%, 11/25/2027 (i)	16,290,000	157,624
Freddie Mac, 0.287%, 11/25/2027 (i)	11,503,401	134,328
Freddie Mac, 0.327%, 11/25/2027 (i)	10,271,130	140,614
Freddie Mac, 0.246%, 12/25/2027 (i)	10,109,000	120,188
Freddie Mac, 0.29%, 12/25/2027 (i)	11,210,000	156,594
Freddie Mac, 0.368%, 12/25/2027 (i)	17,547,881	269,372
Freddie Mac, 1.09%, 7/25/2029 (i)	827,184	47,095
Freddie Mac, 1.143%, 8/25/2029 (i)	5,192,840	309,271
Freddie Mac, 1.8%, 4/25/2030 (i)	900,000	94,760
Freddie Mac, 1.868%, 4/25/2030 (i)	2,701,417	287,811
Freddie Mac, 1.665%, 5/25/2030 (i)	1,301,002	128,172
Freddie Mac, 1.797%, 5/25/2030 (i)	3,334,078	355,863
Freddie Mac, 1.341%, 6/25/2030 (i)	1,327,631	107,324
Freddie Mac, 1.599%, 8/25/2030 (i)	1,191,673	116,638
Freddie Mac, 1.169%, 9/25/2030 (i)	775,587	55,842
Freddie Mac, 1.08%, 11/25/2030 (i)	1,356,411	92,169
Freddie Mac, 0.329%, 1/25/2031 (i)	5,324,015	106,235
Freddie Mac, 0.781%, 1/25/2031 (i)	2,233,850	111,479
Freddie Mac, 0.936%, 1/25/2031 (i)	1,493,151	89,257
Freddie Mac, 0.516%, 3/25/2031 (i)	4,290,794	138,091
Freddie Mac, 0.732%, 3/25/2031 (i)	1,837,683	88,721
Freddie Mac, 1.22%, 5/25/2031 (i)	822,353	65,397
Freddie Mac, 0.937%, 7/25/2031 (i)	1,237,840	78,372
Freddie Mac, 0.508%, 8/25/2031 (i)	1,665,092	57,226
Freddie Mac, 0.536%, 9/25/2031 (i)	5,442,448	207,044
Freddie Mac, 0.855%, 9/25/2031 (i)	1,567,181	92,009
Freddie Mac, 0.349%, 11/25/2031 (i)	8,030,040	206,231
Freddie Mac, 0.497%, 12/25/2031 (i)	7,179,988	254,515
Freddie Mac, 0.567%, 12/25/2031 (i)	12,162,189	480,149
Freddie Mac, 0.297%, 11/25/2032 (i)	8,376,335	173,046
Freddie Mac, 5%, 9/01/2033 - 1/15/2040	945,636	960,160
Freddie Mac, 5.5%, 12/01/2033 - 2/01/2037	660,372	673,461
Freddie Mac, 6%, 4/01/2034 - 6/01/2037	869,182	893,582
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	411,007	424,116
Freddie Mac, 5.5%, 2/15/2036 (i)	58,753	9,656
Freddie Mac, 4%, 8/01/2037 - 4/01/2044	2,387,795	2,294,982
Freddie Mac, 3.5%, 11/01/2037 - 10/25/2058	6,479,244	6,060,561
Freddie Mac, 3%, 1/01/2038 - 2/25/2059	8,982,591	8,144,090
Freddie Mac, 4.5%, 12/15/2040 (i)	46,117	4,110
Freddie Mac, 4%, 8/15/2044 (i)	63,141	7,588
Freddie Mac, UMBS, 2%, 12/01/2031 - 4/01/2052	33,642,273	27,865,027
Freddie Mac, UMBS, 6.5%, 10/01/2034	24,406	25,255
Freddie Mac, UMBS, 5%, 10/01/2035 - 8/01/2052	632,852	629,217
Freddie Mac, UMBS, 6%, 1/01/2036 - 3/01/2036	67,313	68,462
Freddie Mac, UMBS, 2.5%, 5/01/2037 - 8/01/2052	12,250,539	10,450,237
Freddie Mac, UMBS, 3%, 11/01/2037 - 10/01/2052	6,895,330	6,064,978
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 9/01/2052	3,838,293	3,509,992
Freddie Mac, UMBS, 4%, 8/01/2047 - 10/01/2052	3,416,614	3,217,413
Freddie Mac, UMBS, 1.5%, 3/01/2051 - 2/01/2052	2,287,567	1,766,318
Freddie Mac, UMBS, 5.5%, 1/01/2053	2,775,000	2,782,448
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	1,012,125	1,061,415
Ginnie Mae, 5.5%, 5/15/2033 - 10/15/2035	588,814	614,150
Ginnie Mae, 4.5%, 7/20/2033 - 12/20/2052	8,346,407	8,121,902
Ginnie Mae, 5%, 7/20/2033 - 11/20/2052	8,789,062	8,716,611

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 4%, 1/20/2041 - 10/20/2052	$5,396,296	$ 5,133,690
Ginnie Mae, 3.5%, 12/15/2041 - 11/20/2052	5,404,200	5,034,950
Ginnie Mae, 3%, 4/20/2045 - 10/20/2052	9,234,303	8,299,202
Ginnie Mae, 2.5%, 8/20/2051 - 6/20/2052	16,362,845	14,186,521
Ginnie Mae, 2%, 1/20/2052	2,778,716	2,328,547
Ginnie Mae, 0.586%, 2/16/2059 (i)	2,445,619	85,062
Ginnie Mae, TBA, 2%, 1/23/2053	4,500,000	3,770,259
Ginnie Mae, TBA, 5.5%, 1/23/2053	2,750,000	2,765,377
UMBS, TBA, 2%, 1/12/2053	4,750,000	3,863,936
		$273,407,855
Municipals – 0.4%
New Jersey Economic Development Authority State Pension Funding Rev., Taxable, “A”, NPFG, 7.425%, 2/15/2029	$2,750,000	$ 2,960,382
New Jersey Turnpike Authority Rev., Taxable (Build America Bonds), “F”, 7.414%, 1/01/2040	3,685,000	4,568,050
State of Florida, Taxable, “A”, 2.154%, 7/01/2030	1,437,000	1,176,633
		$8,705,065
Natural Gas - Distribution – 0.0%
NiSource, Inc., 5.65%, 2/01/2045	$414,000	$ 403,942
Natural Gas - Pipeline – 0.2%
APA Infrastructure Ltd., 4.2%, 3/23/2025 (n)	$3,344,000	$ 3,228,877
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	253,000	236,259
		$3,465,136
Network & Telecom – 0.2%
Verizon Communications, Inc., 3.15%, 3/22/2030	$1,053,000	$ 928,578
Verizon Communications, Inc., 4.272%, 1/15/2036	1,477,000	1,314,803
Verizon Communications, Inc., 4.812%, 3/15/2039	1,877,000	1,719,318
		$3,962,699
Oils – 0.2%
Phillips 66 Co., 2.15%, 12/15/2030	$2,934,000	$ 2,349,183
Valero Energy Corp., 6.625%, 6/15/2037	2,124,000	2,260,225
		$4,609,408
Other Banks & Diversified Financials – 0.4%
Macquarie Group Ltd., 4.442% to 6/21/2032, FLR (SOFR - 1 day + 2.405%) to 6/21/2033 (n)	$5,881,000	$ 5,104,092
Northern Trust Corp., 6.125%, 11/02/2032	2,959,000	3,120,094
		$8,224,186
Pollution Control – 0.0%
Republic Services, Inc., 1.45%, 2/15/2031	$851,000	$ 656,054
Real Estate - Office – 0.1%
Boston Properties Ltd. LP, REIT, 2.55%, 4/01/2032	$1,316,000	$ 1,000,491
Real Estate - Retail – 0.1%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$172,000	$ 153,779
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	1,681,000	1,470,547
Realty Income Corp., REIT, 3.25%, 1/15/2031	485,000	420,575
		$2,044,901

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Retailers – 0.2%
Alimentation Couche-Tard, Inc., 3.439%, 5/13/2041 (n)	$2,106,000	$ 1,499,101
Best Buy Co., Inc., 4.45%, 10/01/2028	1,738,000	1,672,788
		$3,171,889
Specialty Stores – 0.1%
Genuine Parts Co., 2.75%, 2/01/2032	$2,771,000	$ 2,224,082
Telecommunications - Wireless – 0.6%
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	$3,121,000	$ 3,103,526
Crown Castle, Inc., REIT, 1.35%, 7/15/2025	701,000	637,705
Crown Castle, Inc., REIT, 3.65%, 9/01/2027	2,565,000	2,382,468
Rogers Communications, Inc., 3.8%, 3/15/2032 (n)	5,197,000	4,484,769
T-Mobile USA, Inc., 2.05%, 2/15/2028	1,892,000	1,624,910
T-Mobile USA, Inc., 4.5%, 4/15/2050	2,244,000	1,844,877
		$14,078,255
Tobacco – 0.2%
B.A.T. International Finance PLC, 4.448%, 3/16/2028	$4,200,000	$ 3,889,877
Philip Morris International, Inc., 5.125%, 11/17/2027	869,000	875,347
Philip Morris International, Inc., 5.625%, 11/17/2029	374,000	379,415
		$5,144,639
Transportation - Services – 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$1,826,000	$ 1,983,789
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 4.35%, 7/01/2023	$280	$ 279
Small Business Administration, 4.77%, 4/01/2024	22,934	22,598
Small Business Administration, 5.18%, 5/01/2024	30,398	30,077
Small Business Administration, 5.52%, 6/01/2024	1,493	1,494
Small Business Administration, 4.99%, 9/01/2024	41,884	41,160
Small Business Administration, 4.95%, 3/01/2025	1,780	1,781
Small Business Administration, 5.11%, 8/01/2025	167,807	166,202
		$263,591
U.S. Treasury Obligations – 7.0%
U.S. Treasury Bonds, 1.375%, 11/15/2040	$5,500,000	$ 3,575,644
U.S. Treasury Bonds, 1.75%, 8/15/2041	4,700,000	3,216,379
U.S. Treasury Bonds, 2.375%, 2/15/2042	6,600,000	5,039,203
U.S. Treasury Bonds, 2.875%, 5/15/2043	9,096,000	7,424,255
U.S. Treasury Bonds, 2.5%, 2/15/2045	9,797,000	7,375,687
U.S. Treasury Bonds, 3%, 11/15/2045	3,638,000	2,992,539
U.S. Treasury Bonds, 3%, 2/15/2048	7,000,000	5,737,539
U.S. Treasury Bonds, 2.875%, 5/15/2049	900,000	724,184
U.S. Treasury Bonds, 2.375%, 11/15/2049 (f)	43,390,000	31,359,445
U.S. Treasury Bonds, 2.25%, 2/15/2052	6,300,000	4,380,961
U.S. Treasury Notes, 1.375%, 1/31/2025	11,200,000	10,526,250
U.S. Treasury Notes, 0.375%, 11/30/2025	62,900,000	56,261,101
U.S. Treasury Notes, 2.5%, 3/31/2027	15,300,000	14,357,496
		$152,970,683
Utilities - Electric Power – 0.8%
American Electric Power Co., Inc., 5.95%, 11/01/2032	$1,273,000	$ 1,329,162
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	250,000	205,165
Duke Energy Corp., 2.65%, 9/01/2026	294,000	271,543

MFS Total Return Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Duke Energy Corp., 4.5%, 8/15/2032	$3,023,000	$ 2,831,647
Enel Finance International N.V., 6.8%, 10/14/2025 (n)	926,000	950,843
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	392,000	307,447
Evergy, Inc., 2.9%, 9/15/2029	1,644,000	1,419,658
Exelon Corp., 4.05%, 4/15/2030	1,632,000	1,515,145
FirstEnergy Corp., 3.4%, 3/01/2050	1,078,000	711,264
Georgia Power Co., 3.7%, 1/30/2050	147,000	109,441
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	1,333,000	1,287,487
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	924,000	746,163
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/2029	2,121,000	2,199,747
Pacific Gas & Electric Co., 2.1%, 8/01/2027	480,000	409,935
Pacific Gas & Electric Co., 3%, 6/15/2028	1,410,000	1,218,949
Pacific Gas & Electric Co., 2.5%, 2/01/2031	1,738,000	1,348,491
Pacific Gas & Electric Co., 3.3%, 8/01/2040	926,000	626,965
Xcel Energy, Inc., 3.4%, 6/01/2030	968,000	863,508
		$18,352,560
Utilities - Gas – 0.0%
East Ohio Gas Co., 2%, 6/15/2030 (n)	$1,135,000	$ 892,691
Total Bonds (Identified Cost, $953,542,243)		$852,122,478
Convertible Preferred Stocks – 0.8%
Automotive – 0.2%
Aptiv PLC, 5.5%	39,000	$ 4,185,480
Medical Equipment – 0.3%
Boston Scientific Corp., 5.5%	66,836	$ 7,674,109
Telecommunications - Wireless – 0.3%
T-Mobile USA, Inc., 5.25% (a)	5,432	$ 6,223,068
Total Convertible Preferred Stocks (Identified Cost, $16,057,351)		$18,082,657
Preferred Stocks – 0.7%
Computer Software - Systems – 0.2%
Samsung Electronics Co. Ltd.	125,210	$ 5,038,182
Consumer Products – 0.5%
Henkel AG & Co. KGaA	153,041	$ 10,651,749
Total Preferred Stocks (Identified Cost, $17,574,595)		$15,689,931
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $23,632,341)	23,633,266	$ 23,640,356
Other Assets, Less Liabilities – (0.2)%		(4,533,467)
Net Assets – 100.0%		$2,181,695,198

MFS Total Return Series
Portfolio of Investments – continued
(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $23,640,356 and $2,162,588,309, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $182,776,677, representing 8.4% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FGIC	Financial Guaranty Insurance Co.
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 12/31/22
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	55	$11,279,297	March – 2023	$8,143
U.S. Treasury Ultra Note 10 yr	Short	USD	345	40,807,031	March – 2023	357,603
						$365,746
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Long	USD	617	$66,592,617	March – 2023	$(69,662)
U.S. Treasury Ultra Bond	Long	USD	162	21,758,625	March – 2023	(771,797)
						$(841,459)
At December 31, 2022, the fund had liquid securities with an aggregate value of $1,480,151 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,756,263,145)	$2,162,588,309
Investments in affiliated issuers, at value (identified cost, $23,632,341)	23,640,356
Cash	126,509
Receivables for
Investments sold	2,675,202
Fund shares sold	74,759
Interest and dividends	7,828,113
Receivable from investment adviser	34,228
Other assets	8,472
Total assets	$2,196,975,948
Liabilities
Payables for
Net daily variation margin on open futures contracts	$121,001
Investments purchased	2,702,842
TBA purchase commitments	10,633,302
Fund shares reacquired	1,526,378
Payable to affiliates
Administrative services fee	2,558
Shareholder servicing costs	736
Distribution and/or service fees	24,249
Payable for independent Trustees' compensation	13
Accrued expenses and other liabilities	269,671
Total liabilities	$15,280,750
Net assets	$2,181,695,198
Net assets consist of
Paid-in capital	$1,656,495,046
Total distributable earnings (loss)	525,200,152
Net assets	$2,181,695,198
Shares of beneficial interest outstanding	98,301,126
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,001,860,060	44,554,281	$22.49
Service Class	1,179,835,138	53,746,845	21.95
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$31,134,915
Interest	25,096,321
Dividends from affiliated issuers	815,844
Other	237,140
Income on securities loaned	2,997
Foreign taxes withheld	(269,279)
Total investment income	$57,017,938
Expenses
Management fee	$15,599,626
Distribution and/or service fees	3,104,650
Shareholder servicing costs	58,028
Administrative services fee	367,014
Independent Trustees' compensation	36,726
Custodian fee	133,611
Shareholder communications	26,288
Audit and tax fees	81,844
Legal fees	9,572
Miscellaneous	75,942
Total expenses	$19,493,301
Reduction of expenses by investment adviser	(2,199,837)
Net expenses	$17,293,464
Net investment income (loss)	$39,724,474
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$99,053,574
Affiliated issuers	(8,331)
Futures contracts	(6,990,554)
Foreign currency	(50,346)
Net realized gain (loss)	$92,004,343
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(389,396,626)
Affiliated issuers	8,015
Futures contracts	(261,746)
Translation of assets and liabilities in foreign currencies	(33,296)
Net unrealized gain (loss)	$(389,683,653)
Net realized and unrealized gain (loss)	$(297,679,310)
Change in net assets from operations	$(257,954,836)
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$39,724,474	$34,332,222
Net realized gain (loss)	92,004,343	199,577,748
Net unrealized gain (loss)	(389,683,653)	110,529,875
Change in net assets from operations	$(257,954,836)	$344,439,845
Total distributions to shareholders	$(236,287,143)	$(173,338,152)
Change in net assets from fund share transactions	$(5,860,762)	$(28,062,297)
Total change in net assets	$(500,102,741)	$143,039,396
Net assets
At beginning of period	2,681,797,939	2,538,758,543
At end of period	$2,181,695,198	$2,681,797,939
See Notes to Financial Statements

MFS Total Return Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$27.78	$26.02	$24.90	$21.78	$24.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.39	$0.47	$0.52	$0.53
Net realized and unrealized gain (loss)	(3.10)	3.24	1.88	3.83	(1.80)
Total from investment operations	$(2.65)	$3.63	$2.35	$4.35	$(1.27)
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.51)	$(0.57)	$(0.58)	$(0.54)
From net realized gain	(2.20)	(1.36)	(0.66)	(0.65)	(1.11)
Total distributions declared to shareholders	$(2.64)	$(1.87)	$(1.23)	$(1.23)	$(1.65)
Net asset value, end of period (x)	$22.49	$27.78	$26.02	$24.90	$21.78
Total return (%) (k)(r)(s)(x)	(9.58)	14.12	9.81	20.38	(5.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.70	0.71	0.70	0.70
Expenses after expense reductions	0.61	0.61	0.61	0.62	0.62
Net investment income (loss)	1.84	1.43	1.95	2.18	2.20
Portfolio turnover	67	98	84	42	26
Net assets at end of period (000 omitted)	$1,001,860	$1,274,331	$1,219,438	$1,223,166	$1,134,301
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$27.18	$25.50	$24.43	$21.38	$24.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.32	$0.40	$0.45	$0.46
Net realized and unrealized gain (loss)	(3.04)	3.17	1.83	3.76	(1.77)
Total from investment operations	$(2.66)	$3.49	$2.23	$4.21	$(1.31)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.45)	$(0.50)	$(0.51)	$(0.48)
From net realized gain	(2.20)	(1.36)	(0.66)	(0.65)	(1.11)
Total distributions declared to shareholders	$(2.57)	$(1.81)	$(1.16)	$(1.16)	$(1.59)
Net asset value, end of period (x)	$21.95	$27.18	$25.50	$24.43	$21.38
Total return (%) (k)(r)(s)(x)	(9.84)	13.84	9.52	20.12	(5.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.96	0.95	0.96	0.95	0.95
Expenses after expense reductions	0.86	0.86	0.86	0.87	0.87
Net investment income (loss)	1.60	1.17	1.71	1.93	1.95
Portfolio turnover	67	98	84	42	26
Net assets at end of period (000 omitted)	$1,179,835	$1,407,467	$1,319,320	$1,323,813	$1,191,222

See Notes to Financial Statements

MFS Total Return Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Total Return Series
Notes to Financial Statements
(1)  Business and Organization
MFS Total Return Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after

MFS Total Return Series
Notes to Financial Statements  - continued
foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,245,324,767	$6,223,068	$—	$1,251,547,835
Germany	20,856,732	—	—	20,856,732
Switzerland	9,187,987	—	—	9,187,987
Canada	7,748,542	—	—	7,748,542
Taiwan	6,661,566	—	—	6,661,566
France	5,337,962	—	—	5,337,962
South Korea	—	5,038,182	—	5,038,182
United Kingdom	4,087,025	—	—	4,087,025
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	153,234,274	—	153,234,274
Non - U.S. Sovereign Debt	—	6,392,904	—	6,392,904
Municipal Bonds	—	8,705,065	—	8,705,065
U.S. Corporate Bonds	—	199,523,685	—	199,523,685
Residential Mortgage-Backed Securities	—	273,573,830	—	273,573,830
Commercial Mortgage-Backed Securities	—	43,096,073	—	43,096,073
Asset-Backed Securities (including CDOs)	—	82,331,275	—	82,331,275
Foreign Bonds	—	85,265,372	—	85,265,372
Mutual Funds	23,640,356	—	—	23,640,356
Total	$1,322,844,937	$863,383,728	$—	$2,186,228,665
Other Financial Instruments
Futures Contracts – Assets	$365,746	$—	$—	$365,746
Futures Contracts – Liabilities	(841,459)	—	—	(841,459)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

MFS Total Return Series
Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$365,746	$(841,459)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(6,990,554)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(261,746)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

MFS Total Return Series
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis.
All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

MFS Total Return Series
Notes to Financial Statements  - continued
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$50,184,261	$54,055,887
Long-term capital gains	186,102,882	119,282,265
Total distributions	$236,287,143	$173,338,152
The federal tax cost and the tax basis components of distributable earnings were as follows:

MFS Total Return Series
Notes to Financial Statements  - continued
As of 12/31/22
Cost of investments	$1,794,200,982
Gross appreciation	537,013,846
Gross depreciation	(145,461,876)
Net unrealized appreciation (depreciation)	$391,551,970
Undistributed ordinary income	41,339,241
Undistributed long-term capital gain	92,309,620
Other temporary differences	(679)
Total distributable earnings (loss)	$525,200,152
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$109,061,121	$83,092,525
Service Class	127,226,022	90,245,627
Total	$236,287,143	$173,338,152
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.70%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $323,214, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.66% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $1,876,623, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and

MFS Total Return Series
Notes to Financial Statements  - continued
variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $55,452, which equated to 0.0024% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $2,576.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0158% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $907,492 and $722,324, respectively. The sales transactions resulted in net realized gains (losses) of $46,039.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $19,702, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$1,211,131,898	$1,241,502,212
Non-U.S. Government securities	346,601,419	530,585,773
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,216,820	$28,906,952	1,346,454	$36,950,675
Service Class	3,979,494	96,027,646	3,578,860	96,647,907
	5,196,314	$124,934,598	4,925,314	$133,598,582
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,817,187	$109,061,121	3,053,750	$83,092,525
Service Class	5,751,628	127,226,022	3,387,599	90,245,627
	10,568,815	$236,287,143	6,441,349	$173,338,152

MFS Total Return Series
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(7,347,668)	$(180,956,671)	(5,396,442)	$(148,714,749)
Service Class	(7,768,222)	(186,125,832)	(6,922,547)	(186,284,282)
	(15,115,890)	$(367,082,503)	(12,318,989)	$(334,999,031)
Net change
Initial Class	(1,313,661)	$(42,988,598)	(996,238)	$(28,671,549)
Service Class	1,962,900	37,127,836	43,912	609,252
	649,239	$(5,860,762)	(952,326)	$(28,062,297)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $10,822 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$146,917,118	$551,884,186	$675,160,632	$(8,331)	$8,015	$23,640,356
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$815,844	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a

MFS Total Return Series
Notes to Financial Statements  - continued
result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.

MFS Total Return Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Total Return Series (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Total Return Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

MFS Total Return Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

MFS Total Return Series
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Steven Gorham Alexander Mackey Joshua Marston Johnathan Munko Henry Peabody

MFS Total Return Series
Board Review of Investment Advisory Agreement
MFS Total Return Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Total Return Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

MFS Total Return Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $204,714,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 50.40% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report
December 31, 2022
MFS®  Utilities Series
MFS® Variable Insurance Trust
VUF-ANN

MFS® Utilities Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Utilities Series
Portfolio Composition
Portfolio structure
Top ten holdings
NextEra Energy, Inc.	12.1%
PG&E Corp.	6.0%
Dominion Energy, Inc.	5.3%
Southern Co.	4.9%
Sempra Energy	4.6%
DTE Energy Co.	3.7%
American Electric Power Co., Inc.	3.4%
RWE AG	3.3%
Edison International	3.1%
Ameren Corp.	3.0%
Top five industries
Utilities-Electric Power	84.1%
Energy - Renewables	5.6%
Telecommunications - Wireless	4.8%
Natural Gas - Distribution	2.0%
Utilities - Water	1.0%
Issuer country weightings (x)
United States	73.2%
Spain	5.7%
Germany	5.3%
Portugal	4.2%
United Kingdom	3.9%
Italy	2.3%
Brazil	1.0%
France	1.0%
Canada	0.9%
Other Countries	2.5%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Utilities Series
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Utilities Series (fund) provided a total return of 0.76%, while Service Class shares of the fund provided a total return of 0.48%. These compare with a return of -18.11% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 1.57% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Detractors from Performance
The fund’s exposure to both the diversified telecommunication services and media industries, for which the benchmark has no exposure, weakened performance relative to the S&P Utilities Index. Within the diversified telecommunication services industry, the fund’s holdings of telecommunications services provider Cellnex Telecom(b) (Spain) weighed on relative returns. The share price of Cellnex Telecom came under pressure due to market concerns over increased interest expense and a perceived lack of future acquisition opportunities. Within the media industry, the fund’s position in cable services provider Charter Communications(b) detracted from relative results. The share price of Charter Communications fell as the company reported subdued financial results, primarily driven by residential broadband subscriber net additions that were smaller than expected.
Stocks in other industries that held back relative performance included the fund’s holdings of electricity and gas distributor Enel(b) (Italy), real estate investment trust SBA Communications(b), renewable energy company EDP Renovaveis(b) (Portugal), gas distributor China Resources Gas(b) (Hong Kong) and natural gas gatherer and transportation services provider Equitrans Midstream(b)(h). The share price of Enel detracted as the company posted softer-than-expected results in its domestic market due to a combination of very low hydro production and a large shift of clients from the regulated market to the free market. Foreign currency headwinds, the sale of the company’s stake in PJSC Enel Russia and concerns over the Spanish government's introduction of regulatory measures to reduce energy bill inflation, further pressured Enel’s stock price. Additionally, not owning shares of energy products and services supplier Consolidated Edison, and the fund’s underweight positions in power & natural gas distributor Xcel Energy and utility company American Electric Power, further weighed on relative results.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
3

MFS Utilities Series
Management Review - continued
Contributors to Performance
Favorable security selection within the electric utilities industry benefited relative performance, led by the fund’s underweight positions in electricity provider NextEra Energy and utility company PPL. The share price of NextEra Energy came under pressure due to inflation and supply chain headwinds and the announcement of the earlier-than-expected resignation of the company's chief executive officer. Additionally, the fund’s overweight position in utility company PG&E, not owning shares of power generation company NRG Energy and natural gas and electricity distributor Eversource Energy, and the fund’s holdings of energy-based holding company Equatorial Energia(b) (Brazil), further supported relative returns.
Avoiding the weak-performing water utilities industry also benefited the fund’s relative performance. Here, not owning shares of complementary water and wastewater services provider American Water Works boosted relative results. The share price of American Water Works suffered from softer-than-anticipated earnings, led by an increase in operations and maintenance expenses due to higher inflationary pressures. This, together with a conservative full-year earnings guidance and the announcement of a dividend increase at the lower end of investor expectations, further weighed on the share price growth.
Elsewhere, an underweight position in energy products and services supplier Dominion Energy, and the fund’s holdings of electricity and gas provider RWE(b) (Germany), strengthened relative performance. The share price of Dominion Energy declined due to the announcement of an in-depth strategic review of the company’s businesses, which clouded its strong operational results.
The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell or delivered flat performance, as measured by the fund’s benchmark, holding cash bolstered performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Claud Davis and J. Scott Walker
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Utilities Series
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	0.76%	9.00%	8.63%
Service Class	5/01/00	0.48%	8.73%	8.35%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	(18.11)%	9.42%	12.56%
Standard & Poor's 500 Utilities Index (f)	1.57%	9.58%	11.09%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's 500 Utilities Index(g) – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
5

MFS Utilities Series
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Utilities Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.77%	$1,000.00	$1,050.04	$3.98
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
Service Class	Actual	1.02%	$1,000.00	$1,048.60	$5.27
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.01% of tax reclaim recovery expenses.
7

MFS Utilities Series
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.5%
Cable TV – 0.7%
Charter Communications, Inc., “A” (a)	24,295	$ 8,238,434
Energy - Renewables – 5.6%
AES Corp.	952,838	$ 27,403,621
EDP Renovaveis S.A.	1,650,091	36,476,742
Orsted A/S	72,239	6,564,819
		$70,445,182
Natural Gas - Distribution – 2.0%
Atmos Energy Corp.	152,746	$ 17,118,244
China Resources Gas Group Ltd.	2,041,200	7,601,968
		$24,720,212
Telecommunications - Wireless – 4.8%
Cellnex Telecom S.A.	1,065,099	$ 35,420,522
Rogers Communications, Inc., “B”	255,015	11,935,229
SBA Communications Corp., REIT	46,656	13,078,144
		$60,433,895
Telephone Services – 0.6%
Hellenic Telecommunications Organization S.A.	434,682	$ 6,788,802
Utilities - Electric Power – 83.8%
ALLETE, Inc.	184,532	$ 11,904,159
Alliant Energy Corp.	534,282	29,497,709
Ameren Corp.	416,907	37,071,370
American Electric Power Co., Inc.	446,698	42,413,975
CenterPoint Energy, Inc.	674,074	20,215,479
CLP Holdings Ltd.	1,346,000	9,820,664
Constellation Energy	346,203	29,846,161
Dominion Energy, Inc.	1,072,206	65,747,672
DTE Energy Co.	395,138	46,440,569
E.ON SE	2,505,074	25,029,636
Edison International	600,567	38,208,072
Enel S.p.A.	5,418,922	29,177,432
Energias de Portugal S.A.	3,168,293	15,790,813
Energisa S.A., IEU	775,100	6,490,302
Entergy Corp.	160,720	18,081,000
Equatorial Energia S.A.	1,282,800	6,564,943
Evergy, Inc.	405,974	25,547,944
Exelon Corp.	491,423	21,244,219
Iberdrola S.A.	3,065,330	35,864,401
National Grid PLC	1,688,461	20,359,578
NextEra Energy, Inc.	1,815,639	151,787,421
PG&E Corp. (a)	4,612,911	75,005,933
Pinnacle West Capital Corp.	217,757	16,558,242
Portland General Electric Co.	300,301	14,714,749
PPL Corp.	1,122,563	32,801,291
Public Service Enterprise Group, Inc.	296,983	18,196,148
RWE AG	923,778	41,126,591
Sempra Energy	372,698	57,596,750
Southern Co.	859,088	61,347,474
SSE PLC	1,361,807	28,185,627
8

MFS Utilities Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Xcel Energy, Inc.	226,606	$ 15,887,347
		$1,048,523,671
Utilities - Water – 1.0%
Veolia Environnement S.A.	488,733	$ 12,555,936
Total Common Stocks (Identified Cost, $927,366,329)		$1,231,706,132
Convertible Preferred Stocks – 0.3%
Utilities - Electric Power – 0.3%
NextEra Energy, Inc., 5.279% (Identified Cost, $2,860,140)	64,600	$ 3,275,220
Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $15,428,682)	15,426,866	$ 15,431,494
Other Assets, Less Liabilities – 0.0%		261,688
Net Assets – 100.0%		$1,250,674,534
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $15,431,494 and $1,234,981,352, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
IEU	International Equity Unit
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
SEK	Swedish Krona
Derivative Contracts at 12/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	6,148	USD	4,505	Deutsche Bank AG	1/20/2023	$36
EUR	16,038,495	USD	15,952,742	BNP Paribas S.A.	1/20/2023	1,234,194
EUR	2,114,468	USD	2,188,495	State Street Bank Corp.	1/20/2023	77,380
GBP	3,256,628	USD	3,685,100	State Street Bank Corp.	1/20/2023	253,655
USD	3,272,425	GBP	2,665,910	Brown Brothers Harriman	1/20/2023	48,119
USD	72,199	GBP	59,002	HSBC Bank	1/20/2023	838
						$1,614,222
Liability Derivatives
GBP	1,137,776	USD	1,388,030	Merrill Lynch International	1/20/2023	$(11,937)
9

MFS Utilities Series
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SEK	1,133,113	USD	109,165	Brown Brothers Harriman	1/20/2023	$(476)
USD	6,011,843	CAD	8,272,314	HSBC Bank	1/20/2023	(98,196)
USD	1,359,112	CAD	1,854,168	Morgan Stanley Capital Services, Inc.	1/20/2023	(10,402)
USD	264,525	EUR	250,720	Brown Brothers Harriman	1/20/2023	(4,148)
USD	2,108,820	EUR	2,019,924	Citibank N.A.	1/20/2023	(55,741)
USD	3,576,430	EUR	3,606,911	HSBC Bank	1/20/2023	(288,755)
USD	136,930,631	EUR	139,109,080	Merrill Lynch International	1/20/2023	(12,139,391)
USD	20,331,581	EUR	19,641,230	State Street Bank Corp.	1/20/2023	(716,064)
USD	27,664,505	GBP	24,623,292	HSBC Bank	1/20/2023	(2,116,337)
USD	2,530,333	GBP	2,238,748	Morgan Stanley Capital Services, Inc.	1/20/2023	(177,339)
USD	1,133,767	GBP	986,045	State Street Bank Corp.	1/20/2023	(58,814)
						$(15,677,600)
At December 31, 2022, the fund had cash collateral of $11,890,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
10

MFS Utilities Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $930,226,469)	$1,234,981,352
Investments in affiliated issuers, at value (identified cost, $15,428,682)	15,431,494
Foreign currency, at value (identified cost, $158,932)	158,480
Restricted cash for
Forward foreign currency exchange contracts	11,890,000
Receivables for
Forward foreign currency exchange contracts	1,614,222
Fund shares sold	164,322
Dividends	3,231,077
Other assets	5,047
Total assets	$1,267,475,994
Liabilities
Payable to custodian	$220,000
Payables for
Forward foreign currency exchange contracts	15,677,600
Fund shares reacquired	562,151
Payable to affiliates
Investment adviser	75,119
Administrative services fee	1,511
Shareholder servicing costs	820
Distribution and/or service fees	14,494
Payable for independent Trustees' compensation	14
Accrued expenses and other liabilities	249,751
Total liabilities	$16,801,460
Net assets	$1,250,674,534
Net assets consist of
Paid-in capital	$849,596,285
Total distributable earnings (loss)	401,078,249
Net assets	$1,250,674,534
Shares of beneficial interest outstanding	34,840,453
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$549,238,207	15,122,139	$36.32
Service Class	701,436,327	19,718,314	35.57
See Notes to Financial Statements
11

MFS Utilities Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$33,991,855
Dividends from affiliated issuers	216,524
Other	62,790
Income on securities loaned	9,000
Foreign taxes withheld	(606,220)
Total investment income	$33,673,949
Expenses
Management fee	$9,273,337
Distribution and/or service fees	1,739,918
Shareholder servicing costs	50,072
Administrative services fee	203,279
Independent Trustees' compensation	21,233
Custodian fee	131,825
Shareholder communications	13,393
Audit and tax fees	64,608
Legal fees	5,243
Miscellaneous	76,660
Total expenses	$11,579,568
Reduction of expenses by investment adviser	(174,189)
Net expenses	$11,405,379
Net investment income (loss)	$22,268,570
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $273,402 country tax)	$61,999,481
Affiliated issuers	(957)
Forward foreign currency exchange contracts	34,625,020
Foreign currency	(183,870)
Net realized gain (loss)	$96,439,674
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $311,433 decrease in deferred country tax)	$(96,989,794)
Affiliated issuers	2,812
Forward foreign currency exchange contracts	(17,597,137)
Translation of assets and liabilities in foreign currencies	(61,572)
Net unrealized gain (loss)	$(114,645,691)
Net realized and unrealized gain (loss)	$(18,206,017)
Change in net assets from operations	$4,062,553
See Notes to Financial Statements
12

MFS Utilities Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$22,268,570	$24,809,395
Net realized gain (loss)	96,439,674	37,084,768
Net unrealized gain (loss)	(114,645,691)	100,375,768
Change in net assets from operations	$4,062,553	$162,269,931
Total distributions to shareholders	$(77,825,621)	$(61,909,232)
Change in net assets from fund share transactions	$28,354,613	$(21,147,055)
Total change in net assets	$(45,408,455)	$79,213,644
Net assets
At beginning of period	1,296,082,989	1,216,869,345
At end of period	$1,250,674,534	$1,296,082,989
See Notes to Financial Statements
13

MFS Utilities Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$38.31	$35.33	$35.18	$29.38	$29.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.71	$0.78	$0.87	$0.90	$0.89
Net realized and unrealized gain (loss)	(0.32)	4.11	0.99	6.37	(0.56)
Total from investment operations	$0.39	$4.89	$1.86	$7.27	$0.33
Less distributions declared to shareholders
From net investment income	$(0.92)	$(0.65)	$(0.84)	$(1.37)	$(0.33)
From net realized gain	(1.46)	(1.26)	(0.87)	(0.10)	(0.12)
Total distributions declared to shareholders	$(2.38)	$(1.91)	$(1.71)	$(1.47)	$(0.45)
Net asset value, end of period (x)	$36.32	$38.31	$35.33	$35.18	$29.38
Total return (%) (k)(r)(s)(x)	0.76	14.09	5.90	25.07	1.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.78	0.79	0.80	0.79	0.78
Expenses after expense reductions	0.77	0.77	0.79	0.78	0.78
Net investment income (loss)	1.92	2.16	2.63	2.69	2.98
Portfolio turnover	29	16	32	28	27
Net assets at end of period (000 omitted)	$549,238	$584,216	$537,240	$556,301	$492,930
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$37.58	$34.69	$34.56	$28.86	$28.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.68	$0.77	$0.80	$0.81
Net realized and unrealized gain (loss)	(0.32)	4.03	0.97	6.27	(0.56)
Total from investment operations	$0.28	$4.71	$1.74	$7.07	$0.25
Less distributions declared to shareholders
From net investment income	$(0.83)	$(0.56)	$(0.74)	$(1.27)	$(0.25)
From net realized gain	(1.46)	(1.26)	(0.87)	(0.10)	(0.12)
Total distributions declared to shareholders	$(2.29)	$(1.82)	$(1.61)	$(1.37)	$(0.37)
Net asset value, end of period (x)	$35.57	$37.58	$34.69	$34.56	$28.86
Total return (%) (k)(r)(s)(x)	0.48	13.82	5.62	24.80	0.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.03	1.04	1.05	1.04	1.04
Expenses after expense reductions	1.02	1.02	1.04	1.03	1.03
Net investment income (loss)	1.66	1.91	2.38	2.44	2.76
Portfolio turnover	29	16	32	28	27
Net assets at end of period (000 omitted)	$701,436	$711,867	$679,629	$733,992	$727,201

See Notes to Financial Statements
14

MFS Utilities Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Utilities Series
Notes to Financial Statements
(1)  Business and Organization
MFS Utilities Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by
16

MFS Utilities Series
Notes to Financial Statements  - continued
events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$899,227,347	$—	$—	$899,227,347
Spain	35,864,401	35,420,522	—	71,284,923
Germany	66,156,227	—	—	66,156,227
Portugal	15,790,813	36,476,742	—	52,267,555
United Kingdom	48,545,205	—	—	48,545,205
Italy	29,177,432	—	—	29,177,432
Brazil	13,055,245	—	—	13,055,245
France	12,555,936	—	—	12,555,936
Canada	11,935,229	—	—	11,935,229
Other Countries	23,174,285	7,601,968	—	30,776,253
Mutual Funds	15,431,494	—	—	15,431,494
Total	$1,170,913,614	$79,499,232	$—	$1,250,412,846
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$1,614,222	$—	$1,614,222
Forward Foreign Currency Exchange Contracts – Liabilities	—	(15,677,600)	—	(15,677,600)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
17

MFS Utilities Series
Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$1,614,222	$(15,677,600)
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$34,625,020
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(17,597,137)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against
18

MFS Utilities Series
Notes to Financial Statements  - continued
declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
19

MFS Utilities Series
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, and certain preferred stock treated as debt for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$42,430,357	$19,917,214
Long-term capital gains	35,395,264	41,992,018
Total distributions	$77,825,621	$61,909,232
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$936,684,741
Gross appreciation	328,670,283
Gross depreciation	(29,005,556)
Net unrealized appreciation (depreciation)	$299,664,727
Undistributed ordinary income	38,927,153
Undistributed long-term capital gain	62,554,400
Other temporary differences	(68,031)
Total distributable earnings (loss)	$401,078,249
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$34,761,572	$28,006,297
Service Class	43,064,049	33,902,935
Total	$77,825,621	$61,909,232
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $3 billion	0.70%
In excess of $3 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until
20

MFS Utilities Series
Notes to Financial Statements  - continued
modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $174,189, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.73% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $46,895, which equated to 0.0037% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $3,177.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0162% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,872,714 and $1,862,568, respectively. The sales transactions resulted in net realized gains (losses) of $118,958.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $62,394, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $362,400,092 and $368,172,522, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
21

MFS Utilities Series
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,003,536	$37,516,319	847,836	$30,773,859
Service Class	2,874,003	106,408,790	1,266,913	45,089,704
	3,877,539	$143,925,109	2,114,749	$75,863,563
Shares issued to shareholders in reinvestment of distributions
Initial Class	917,434	$34,761,572	763,739	$28,006,297
Service Class	1,159,194	43,064,049	941,748	33,902,935
	2,076,628	$77,825,621	1,705,487	$61,909,232
Shares reacquired
Initial Class	(2,047,407)	$(75,308,977)	(1,570,699)	$(57,115,573)
Service Class	(3,259,548)	(118,087,140)	(2,857,934)	(101,804,277)
	(5,306,955)	$(193,396,117)	(4,428,633)	$(158,919,850)
Net change
Initial Class	(126,437)	$(3,031,086)	40,876	$1,664,583
Service Class	773,649	31,385,699	(649,273)	(22,811,638)
	647,212	$28,354,613	(608,397)	$(21,147,055)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $5,640 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$13,091,908	$179,000,018	$176,662,287	$(957)	$2,812	$15,431,494
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$216,524	$—
22

MFS Utilities Series
Notes to Financial Statements  - continued
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
23

MFS Utilities Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Utilities Series (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Utilities Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Utilities Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
26

MFS Utilities Series
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Claud Davis J. Scott Walker
27

MFS Utilities Series
Board Review of Investment Advisory Agreement
MFS Utilities Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
28

MFS Utilities Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $3 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
29

MFS Utilities Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $38,935,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 55.22% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2022
MFS®  Value Series
MFS® Variable Insurance Trust
VLU-ANN

MFS® Value Series
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Value Series
Portfolio Composition
Portfolio structure
Top ten holdings
JPMorgan Chase & Co.	3.8%
Johnson & Johnson	3.1%
Cigna Corp.	3.0%
Northrop Grumman Corp.	2.7%
Pfizer, Inc.	2.6%
Honeywell International, Inc.	2.5%
Aon PLC	2.4%
Texas Instruments, Inc.	2.3%
Progressive Corp.	2.3%
Marsh & McLennan Cos., Inc.	2.3%
GICS equity sectors (g)
Financials	25.3%
Health Care	19.1%
Industrials	17.8%
Information Technology	7.0%
Utilities	6.8%
Consumer Staples	5.7%
Energy	4.7%
Materials	4.3%
Consumer Discretionary	4.2%
Communication Services	3.1%
Real Estate	1.3%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Value Series
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Value Series (fund) provided a total return of -5.91%, while Service Class shares of the fund provided a total return of -6.14%. These compare with a return of -7.54% over the same period for the fund’s benchmark, the Russell 1000® Value Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection and an underweight position in the information technology sector contributed to the fund’s performance relative to the Russell 1000® Value Index. Within this sector, not owning shares of customer information software manager Salesforce.com, and an underweight position in semiconductor company Intel(h), aided relative returns. The share price of Salesforce.com fell after the company delivered subdued financial results, driven by larger-than-anticipated macroeconomic headwinds. Management cited longer sales cycles and deal size compression as key drivers behind its weaker financials. Additionally, the announcement of the departure of the company’s Co-CEO appeared to have put pressure on the stock price performance.
Security selection in both the financials and health care sectors also supported relative returns. Within the financials sector, the fund’s overweight positions in insurance services providers, Progressive and Chubb, bolstered relative performance. The share price of Progressive advanced due to lower-than-expected catastrophe losses and more favorable reserve development. Within the health care sector, overweight positions in global health services provider Cigna and health services company McKesson helped in relative terms. The share price of Cigna benefited from strong performance in its Cigna Healthcare segment, particularly better-than-anticipated medical loss ratio rebates and stronger operating income growth.
The fund’s underweight position in the weak-performing real estate sector further boosted relative results. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the reporting period.
Stocks in other sectors that aided relative performance included the fund’s overweight positions in global security company Northrop Grumman and oil and gas company ConocoPhillips. Additionally, not owning shares of social networking service provider Meta Platforms and diversified entertainment company Walt Disney further supported relative results as both stocks underperformed the benchmark.
3

MFS Value Series
Management Review - continued
Detractors from Performance
The fund’s underweight position in the energy sector detracted from relative performance. Here, not owning shares of integrated energy companies Exxon Mobil and Chevron weakened relative returns. The share price of ExxonMobil advanced during the period owing to a strong energy price environment reflecting global energy shortages and better margin expansion in its refining segment. Additionally, increased returns to shareholders through stock repurchases and dividends, paired with greater debt reduction, further supported the stock.
Stock selection in the materials sector also dampened relative results, led by the fund’s holdings of paint and coating manufacturer Sherwin-Williams(b) and an overweight position in coatings company PPG Industries. The share price of Sherwin-Williams declined as the company delivered weaker-than-anticipated financial results reflecting numerous supply chain issues and higher raw materials costs.
Elsewhere, the fund’s overweight positions in consulting and information technology services provider Accenture, cable services provider Charter Communications, power and hand tools manufacturer Stanley Black & Decker(h), cable services provider Comcast and consumer credit reporting agency Equifax hindered relative performance. Despite posting robust financial results, the share price of Accenture dropped along with broad equity markets as macroeconomic uncertainties and raising inflationary pressures weighed on Accenture’s overall results. Additionally, not owning shares of insurance and investment firm Berkshire Hathaway further weakened relative returns.
Respectfully,
Portfolio Manager(s)
Katherine Cannan and Nevin Chitkara
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Value Series
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/02/02	(5.91)%	7.35%	11.05%
Service Class	1/02/02	(6.14)%	7.08%	10.77%
Comparative benchmark(s)
Russell 1000® Value Index (f)	(7.54)%	6.67%	10.29%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 1000® Value Index(h) – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Value Series
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Value Series
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.69%	$1,000.00	$1082.85	$3.62
	Hypothetical (h)	0.69%	$1,000.00	$1021.73	$3.52
Service Class	Actual	0.94%	$1,000.00	$1081.86	$4.93
	Hypothetical (h)	0.94%	$1,000.00	$1020.47	$4.79
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Value Series
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.3%
Aerospace & Defense – 7.6%
General Dynamics Corp.	175,928	$ 43,649,496
Honeywell International, Inc.	279,840	59,969,712
Northrop Grumman Corp.	119,141	65,004,521
Raytheon Technologies Corp.	166,467	16,799,850
		$185,423,579
Alcoholic Beverages – 1.6%
Diageo PLC	862,284	$ 38,049,729
Brokerage & Asset Managers – 4.5%
BlackRock, Inc.	45,693	$ 32,379,430
Citigroup, Inc.	551,321	24,936,249
KKR & Co., Inc.	274,161	12,726,554
NASDAQ, Inc.	666,167	40,869,345
		$110,911,578
Business Services – 3.0%
Accenture PLC, “A”	163,361	$ 43,591,249
Equifax, Inc.	150,465	29,244,378
		$72,835,627
Cable TV – 3.1%
Charter Communications, Inc., “A” (a)	69,920	$ 23,709,872
Comcast Corp., “A”	1,519,320	53,130,620
		$76,840,492
Chemicals – 1.4%
PPG Industries, Inc.	269,975	$ 33,946,657
Construction – 2.0%
Masco Corp.	290,583	$ 13,561,509
Otis Worldwide Corp.	99,133	7,763,105
Sherwin-Williams Co.	112,323	26,657,617
		$47,982,231
Consumer Products – 1.7%
International Flavors & Fragrances, Inc.	91,616	$ 9,605,022
Kimberly-Clark Corp.	154,876	21,024,417
Reckitt Benckiser Group PLC	169,357	11,780,979
		$42,410,418
Electrical Equipment – 1.4%
Johnson Controls International PLC	528,640	$ 33,832,960
Electronics – 5.3%
Analog Devices, Inc.	110,743	$ 18,165,174
KLA Corp.	78,664	29,658,688
NXP Semiconductors N.V.	152,030	24,025,301
Texas Instruments, Inc.	346,667	57,276,322
		$129,125,485
8

MFS Value Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 4.7%
ConocoPhillips	446,722	$ 52,713,196
EOG Resources, Inc.	176,690	22,884,889
Pioneer Natural Resources Co.	174,075	39,756,989
		$115,355,074
Food & Beverages – 2.8%
Archer Daniels Midland Co.	97,029	$ 9,009,143
Nestle S.A.	316,143	36,509,927
PepsiCo, Inc.	128,854	23,278,763
		$68,797,833
Gaming & Lodging – 1.0%
Marriott International, Inc., “A”	168,601	$ 25,103,003
Health Maintenance Organizations – 3.0%
Cigna Corp.	223,781	$ 74,147,597
Insurance – 10.8%
Aon PLC	195,450	$ 58,662,363
Chubb Ltd.	248,239	54,761,523
Marsh & McLennan Cos., Inc.	338,359	55,991,647
Progressive Corp.	441,101	57,215,211
Travelers Cos., Inc.	200,659	37,621,556
		$264,252,300
Machinery & Tools – 4.4%
Eaton Corp. PLC	218,067	$ 34,225,616
Illinois Tool Works, Inc.	173,332	38,185,039
PACCAR, Inc.	120,172	11,893,423
Trane Technologies PLC	141,703	23,818,857
		$108,122,935
Major Banks – 7.2%
Goldman Sachs Group, Inc.	39,153	$ 13,444,357
JPMorgan Chase & Co.	693,514	93,000,228
Morgan Stanley	522,093	44,388,347
PNC Financial Services Group, Inc.	163,178	25,772,333
		$176,605,265
Medical & Health Technology & Services – 1.6%
McKesson Corp.	101,634	$ 38,124,946
Medical Equipment – 6.5%
Abbott Laboratories	335,421	$ 36,825,872
Boston Scientific Corp. (a)	629,104	29,108,642
Danaher Corp.	76,223	20,231,109
Medtronic PLC	325,691	25,312,704
Thermo Fisher Scientific, Inc.	85,773	47,234,333
		$158,712,660
9

MFS Value Series
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 2.7%
American Express Co.	255,257	$ 37,714,222
Moody's Corp.	58,619	16,332,426
Truist Financial Corp.	300,057	12,911,452
		$66,958,100
Pharmaceuticals – 8.0%
Johnson & Johnson	430,840	$ 76,107,886
Merck & Co., Inc.	431,991	47,929,401
Pfizer, Inc.	1,235,977	63,331,462
Roche Holding AG	28,193	8,857,477
		$196,226,226
Railroad & Shipping – 2.3%
Canadian National Railway Co.	125,098	$ 14,871,650
Union Pacific Corp.	205,963	42,648,759
		$57,520,409
Real Estate – 1.3%
Prologis, Inc., REIT	193,496	$ 21,812,804
Public Storage, Inc., REIT	32,258	9,038,369
		$30,851,173
Specialty Chemicals – 1.4%
DuPont de Nemours, Inc.	496,641	$ 34,084,472
Specialty Stores – 3.2%
Lowe's Cos., Inc.	235,174	$ 46,856,068
Target Corp.	203,858	30,382,996
		$77,239,064
Utilities - Electric Power – 6.8%
American Electric Power Co., Inc.	153,108	$ 14,537,605
Dominion Energy, Inc.	551,944	33,845,206
Duke Energy Corp.	489,016	50,363,758
Exelon Corp.	153,974	6,656,296
Southern Co.	626,755	44,756,574
Xcel Energy, Inc.	219,072	15,359,138
		$165,518,577
Total Common Stocks (Identified Cost, $1,288,032,825)		$2,428,978,390
Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $29,654,136)	29,648,306	$ 29,657,201
Other Assets, Less Liabilities – (0.5)%		(12,070,396)
Net Assets – 100.0%		$2,446,565,195
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $29,657,201 and $2,428,978,390, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
10

MFS Value Series
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS Value Series
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,288,032,825)	$2,428,978,390
Investments in affiliated issuers, at value (identified cost, $29,654,136)	29,657,201
Cash	164,171
Receivables for
Fund shares sold	697,317
Interest and dividends	3,421,525
Other assets	9,494
Total assets	$2,462,928,098
Liabilities
Payables for
Fund shares reacquired	$15,977,374
Payable to affiliates
Investment adviser	121,347
Administrative services fee	2,873
Shareholder servicing costs	671
Distribution and/or service fees	25,475
Payable for independent Trustees' compensation	14
Accrued expenses and other liabilities	235,149
Total liabilities	$16,362,903
Net assets	$2,446,565,195
Net assets consist of
Paid-in capital	$1,105,563,804
Total distributable earnings (loss)	1,341,001,391
Net assets	$2,446,565,195
Shares of beneficial interest outstanding	114,954,868
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,207,158,494	56,017,089	$21.55
Service Class	1,239,406,701	58,937,779	21.03
See Notes to Financial Statements
12

MFS Value Series
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$57,867,109
Dividends from affiliated issuers	403,277
Other	36,880
Income on securities loaned	393
Foreign taxes withheld	(303,337)
Total investment income	$58,004,322
Expenses
Management fee	$17,380,382
Distribution and/or service fees	3,218,881
Shareholder servicing costs	56,611
Administrative services fee	398,143
Independent Trustees' compensation	39,211
Custodian fee	122,811
Shareholder communications	41,411
Audit and tax fees	62,465
Legal fees	10,549
Miscellaneous	65,577
Total expenses	$21,396,041
Reduction of expenses by investment adviser	(511,911)
Net expenses	$20,884,130
Net investment income (loss)	$37,120,192
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$168,461,525
Affiliated issuers	(1,030)
Foreign currency	(35,538)
Net realized gain (loss)	$168,424,957
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(384,363,583)
Affiliated issuers	3,065
Translation of assets and liabilities in foreign currencies	(6,892)
Net unrealized gain (loss)	$(384,367,410)
Net realized and unrealized gain (loss)	$(215,942,453)
Change in net assets from operations	$(178,822,261)
See Notes to Financial Statements
13

MFS Value Series
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$37,120,192	$32,069,015
Net realized gain (loss)	168,424,957	152,258,102
Net unrealized gain (loss)	(384,367,410)	412,863,015
Change in net assets from operations	$(178,822,261)	$597,190,132
Total distributions to shareholders	$(183,745,122)	$(91,925,640)
Change in net assets from fund share transactions	$(23,553,592)	$(123,147,782)
Total change in net assets	$(386,120,975)	$382,116,710
Net assets
At beginning of period	2,832,686,170	2,450,569,460
At end of period	$2,446,565,195	$2,832,686,170
See Notes to Financial Statements
14

MFS Value Series
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$24.72	$20.40	$20.95	$17.30	$20.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.31	$0.31	$0.33	$0.41
Net realized and unrealized gain (loss)	(1.83)	4.84	0.29	4.68	(2.32)
Total from investment operations	$(1.48)	$5.15	$0.60	$5.01	$(1.91)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.30)	$(0.44)	$(0.32)
From net realized gain	(1.37)	(0.52)	(0.85)	(0.92)	(1.39)
Total distributions declared to shareholders	$(1.69)	$(0.83)	$(1.15)	$(1.36)	$(1.71)
Net asset value, end of period (x)	$21.55	$24.72	$20.40	$20.95	$17.30
Total return (%) (k)(r)(s)(x)	(5.91)	25.45	3.48	29.80	(10.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.72	0.72	0.73	0.73	0.73
Expenses after expense reductions	0.70	0.70	0.71	0.72	0.72
Net investment income (loss)	1.60	1.33	1.64	1.67	2.02
Portfolio turnover	13	9	17	13	8
Net assets at end of period (000 omitted)	$1,207,158	$1,363,583	$1,183,318	$945,183	$823,744
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$24.16	$19.96	$20.52	$16.96	$20.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.24	$0.25	$0.27	$0.35
Net realized and unrealized gain (loss)	(1.79)	4.75	0.29	4.59	(2.28)
Total from investment operations	$(1.50)	$4.99	$0.54	$4.86	$(1.93)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.25)	$(0.38)	$(0.27)
From net realized gain	(1.37)	(0.52)	(0.85)	(0.92)	(1.39)
Total distributions declared to shareholders	$(1.63)	$(0.79)	$(1.10)	$(1.30)	$(1.66)
Net asset value, end of period (x)	$21.03	$24.16	$19.96	$20.52	$16.96
Total return (%) (k)(r)(s)(x)	(6.14)	25.16	3.22	29.51	(10.36)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.97	0.97	0.98	0.98	0.98
Expenses after expense reductions	0.95	0.95	0.96	0.97	0.97
Net investment income (loss)	1.35	1.08	1.38	1.42	1.77
Portfolio turnover	13	9	17	13	8
Net assets at end of period (000 omitted)	$1,239,407	$1,469,104	$1,267,251	$1,279,123	$1,127,848

See Notes to Financial Statements
15

MFS Value Series
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Value Series
Notes to Financial Statements
(1)  Business and Organization
MFS Value Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other
17

MFS Value Series
Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,318,908,628	$—	$—	$2,318,908,628
United Kingdom	49,830,708	—	—	49,830,708
Switzerland	8,857,477	36,509,927	—	45,367,404
Canada	14,871,650	—	—	14,871,650
Mutual Funds	29,657,201	—	—	29,657,201
Total	$2,422,125,664	$36,509,927	$—	$2,458,635,591
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
18

MFS Value Series
Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$43,571,664	$32,692,062
Long-term capital gains	140,173,458	59,233,578
Total distributions	$183,745,122	$91,925,640
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$1,324,110,306
Gross appreciation	1,178,434,206
Gross depreciation	(43,908,921)
Net unrealized appreciation (depreciation)	$1,134,525,285
Undistributed ordinary income	37,784,723
Undistributed long-term capital gain	168,675,190
Other temporary differences	16,193
Total distributable earnings (loss)	$1,341,001,391
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
19

MFS Value Series
Notes to Financial Statements  - continued
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$91,353,058	$44,596,694
Service Class	92,392,064	47,328,946
Total	$183,745,122	$91,925,640
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $350,822, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.67% of the fund's average daily net assets.
For the period from January 1, 2022 through July 31, 2022, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses did not exceed 0.71% of average daily net assets for the Initial Class shares and 0.96% of average daily net assets for the Service Class. This written agreement terminated on July 31, 2022. For the period from January 1, 2022 through July 31, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Effective August 1, 2022, investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.69% of average daily net assets for the Initial Class shares and 0.94% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the period from August 1, 2022, through December 31, 2022, this reduction amounted to $161,089, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $54,404, which equated to 0.0022% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $2,207.
20

MFS Value Series
Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0158% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $97,540 and $1,334,845, respectively. The sales transactions resulted in net realized gains (losses) of $202,376.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $22,786, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $334,019,010 and $479,345,988, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	6,563,655	$146,371,031	6,770,909	$152,854,221
Service Class	24,366,893	539,149,730	6,371,855	143,168,312
	30,930,548	$685,520,761	13,142,764	$296,022,533
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,288,876	$91,353,058	1,886,493	$44,596,694
Service Class	4,439,792	92,392,064	2,046,215	47,328,946
	8,728,668	$183,745,122	3,932,708	$91,925,640
Shares reacquired
Initial Class	(9,999,661)	$(220,090,375)	(11,503,983)	$(262,149,729)
Service Class	(30,676,378)	(672,729,100)	(11,093,369)	(248,946,226)
	(40,676,039)	$(892,819,475)	(22,597,352)	$(511,095,955)
Net change
Initial Class	852,870	$17,633,714	(2,846,581)	$(64,698,814)
Service Class	(1,869,693)	(41,187,306)	(2,675,299)	(58,448,968)
	(1,016,823)	$(23,553,592)	(5,521,880)	$(123,147,782)
21

MFS Value Series
Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Growth Allocation Portfolio were the owners of record of approximately 4% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $11,066 and $13,615, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$38,380,359	$323,322,309	$332,047,502	$(1,030)	$3,065	$29,657,201
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$403,277	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
22

MFS Value Series
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Value Series:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Value Series (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Value Series
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Value Series
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
25

MFS Value Series
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Katherine Cannan Nevin Chitkara
26

MFS Value Series
Board Review of Investment Advisory Agreement
MFS Value Series
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS Value Series
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2022.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
28

MFS Value Series
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit1 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $154,191,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended December 31, 2022 and 2021, audit fees billed to the Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2022	2021
MFS Global Equity Series	51,335	48,623
MFS Growth Series	52,252	49,493
MFS Investors Trust Series	51,335	48,623
MFS Mid Cap Growth Series	51,335	48,623
MFS New Discovery Series	51,335	48,623
MFS Research Series	52,368	49,603
MFS Total Return Bond Series	73,425	69,581
MFS Total Return Series	72,327	68,539
MFS Utilities Series	51,452	48,734
MFS Value Series	52,252	49,493
Total	559,416	529,935

For the fiscal years ended December 31, 2022 and 2021, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	20214	2022	2021
To MFS Global Equity Series	2,400	2,400	0	732	0	0

To MFS Growth Series	2,400	2,400	0	732	0	0

To MFS Investors Trust Series	2,400	2,400	0	747	0	0

To MFS Mid Cap Growth	2,400	2,400	0	732	0	0
Series
To MFS New Discovery Series	2,400	2,400	0	732	0	0

To MFS Research Series	2,400	2,400	0	747	0	0

To MFS Total Return Bond	2,400	2,400	0	732	0	0
Series
To MFS Total Return Series	2,400	2,400	0	747	0	0

To MFS Utilities Series	2,400	2,400	0	769	0	0

To MFS Value Series	2,400	2,400	0	732	0	0

Total fees billed by
Deloitte to above Funds:	24,000	24,000	0	7,402	0	0

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021

To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Global Equity
Series*

To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Growth Series*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Investors Trust
Series*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Mid Cap
Growth Series*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS New Discovery
Series*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Research
Series*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Total Return
Bond Series*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Total Return
Series*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Utilities
Series*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Value
Series*

Fees billed by Deloitte:			Aggregate fees for non-audit services:
			2022			20214
To MFS Global Equity Series, MFS and MFS Related
Entities#			6,190			8,522
To MFS Growth Series, MFS and MFS Related Entities#			6,190			8,522
To MFS Investors Trust Series, MFS and MFS Related
Entities#			6,190			8,537
To MFS Mid Cap Growth Series, MFS and MFS Related
Entities#			6,190			8,522
To MFS New Discovery Series, MFS and MFS Related
Entities#			6,190			8,522
To MFS Research Series, MFS and MFS Related Entities#			6,190			8,537
To MFS Total Return Bond Series, MFS and MFS Related
Entities#			6,190			8,522
To MFS Total Return Series, MFS and MFS Related
Entities#			6,190			8,537
To MFS Utilities Series, MFS and MFS Related Entities#			6,190			8,559
To MFS Value Series, MFS and MFS Related Entities#			6,190			8,522

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed- upon procedure reports, attestation reports, comfort letters and internal control reviews.

2The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4Certain fees reported in 2021 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended December 31, 2021.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre- approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: February 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: February 15, 2023

* Print name and title of each signing officer under his or her signature.